Exhibit 10.6

LEGACY AT MARTIN’S POINT, LOMBARD, ILLINOIS

PROPERTY MANAGEMENT AGREEMENT

BETWEEN

LEGACY PARTNERS RESIDENTIAL, INC.,

AND

KBS LEGACY PARTNERS LOMBARD LLC

PROPERTY MANAGEMENT AGREEMENT

This PROPERTY MANAGEMENT AGREEMENT (this "Agreement") is made as of May 12, 2015 (the "Effective Date") between LEGACY PARTNERS RESIDENTIAL, INC., a Delaware corporation ("Property Manager"), and KBS LEGACY PARTNERS LOMBARD LLC, a Delaware limited liability company ("Owner").
RECITALS

A.    Owner is the record or beneficial owner of the Property (as defined below) and Property Manager is experienced in the management, operation, leasing, service, repair and supervision of residential apartment projects similar to the Property.
B.    The parties desire to enter into this Agreement and set forth the terms and conditions under which Property Manager will manage the Property.
NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, Owner and Property Manager agree as follows:
AGREEMENT

ARTICLE 1.    DEFINITIONS.

1.01.    Definitions. As used in this Agreement, the following terms shall have the respective meanings set forth below:

"Affiliate" shall mean, when used with respect to any person (a) if such person is a corporation, any officer or director thereof and any person which is directly, or indirectly, the beneficial owner of more than 10% of any class of equity security (as defined in the Securities Exchange Act of 1934) thereof, or if any such beneficial owner is a partnership, any partner thereof, or if any such beneficial owner is a corporation, any person controlling, controlled by or under common control with such beneficial owner or of any officer or director of such beneficial owner or of any corporation occupying any such control relationship, (b) if such person is a partnership, any partner thereof, and (c) any other person which directly or indirectly controls or is controlled by or is under common control with such person. For the purpose of this definition, "control" (including the correlative meanings of the term "controlling," "controlled by" and "under common control with"), with respect to any person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities or by contract or otherwise. The term "Affiliate" shall also mean, when used with respect to any individual, the parents and grandparents of such individual, the parents and grandparents of any other individual who is an Affiliate of such individual by virtue of any one or more of the foregoing clauses (a), (b) and (c) of this definition, any descendant (whether natural or adopted) of any such parents or grandparents and any spouse of any such descendant.

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“Annual Business Plan” shall have the meaning described in Section 2.02(q).

"Approved Capital Budget" and “Approved Operating Budget” shall have the meanings described in Section 2.02(b).

"Fiscal Year" shall mean the twelve (12) months commencing January 1 and ending December 31.

"Gross Monthly Collections" shall mean the total gross monthly collections received from the Property, including, without limitation, tenant rental income, pet rents and other charges and miscellaneous income items of Owner as applicable. Any payments by tenants on account of any taxes imposed on rentals collected by Property Manager shall be excluded from Gross Monthly Collections. Any advance rental payments shall be included in Gross Monthly Collections when received. Security and other deposits shall not be included therein unless the same are no longer used for security purposes and are applied to income. Without limitation, any payment of money by a tenant to Owner or Property Manager in consideration for or in conjunction with a rental deposit, the termination, cancellation, expiration, renewal, extension or modification of a tenant's lease, property insurance loss proceeds, remodeling and tenant improvement charge costs, condemnation proceeds, or proceeds received by Owner in connection with the sale of any portion of the Property or the refinancing of any indebtedness secured by a lien on any portion of the Property, shall be excluded from the Gross Monthly Collections. Proceeds of business interruption insurance shall be included in Gross Monthly Collections.

"Property" shall mean that certain real property consisting of approximately two hundred fifty six (256) residential units and zero (-0-) square feet of retail space located at 2101 South Finley Road, Lombard, IL 60148 as more particularly described on Exhibit A attached hereto.
"Records Office" shall mean Property Manager's offices located at the Property and its corporate offices.

"Rental Guidelines" shall mean those guidelines attached hereto as Exhibit B, as amended from time to time.

ARTICLE 2.    APPOINTMENT AND SERVICES OF PROPERTY MANAGER.

2.01.    Term. Owner hereby hires Property Manager as the exclusive manager of the Property upon the terms and conditions herein stated, and Property Manager hereby accepts said engagement, for a term beginning on the date of this Agreement and ending at 12:00 midnight on the one-year anniversary of the beginning date, unless sooner terminated by Owner or Property Manager as provided in Article 10 of this Agreement. At the expiration of said term, this Agreement will be renewed automatically for successive periods of one (1) year each, unless written notice of non‑renewal is given by Owner to Property Manager at least thirty (30) days prior to the end of the then‑existing term, or by Property Manager to Owner at least ninety (90) days prior to the end of the then‑existing term; such renewal terms shall be subject to termination as provided in Article 10 of this Agreement.

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2.02.    Services of Property Manager. Property Manager shall direct, supervise, manage, operate, maintain and repair the Property and develop, institute and follow programs and policies to facilitate the efficient operation of the Property in compliance with this Agreement, the Rental Guidelines and all written directions of Owner on as profitable a basis as reasonably possible. Without limiting the generality of the foregoing and subject at all times to such procedures and directions that shall be set forth in this Agreement and the Rental Guidelines (as revised or amended from time to time), Property Manager shall do all of the following:

(a)    Employees. Property Manager shall select, employ, pay, supervise and discharge all employees and personnel necessary for the operation, maintenance and protection of the Property (subject to the limitations set forth in Section 4.01 hereof). All persons so employed by Property Manager shall be employees of Property Manager or independent contractors retained by Property Manager, and not by Owner. All costs of gross salary and wages, payroll taxes, medical and dental insurance, worker's compensation insurance, incentive leasing bonuses and other costs and employee benefit expenses payable on account of such employees, shall be included in the Approved Operating Budget. Property Manager shall fully comply with all applicable laws and regulations having to do with workers' compensation, social security, unemployment insurance, hours of labor, wages, working conditions and other employer/employee-related subjects.

(b)    Records and Budgets. Property Manager shall keep or cause to be kept at the Records Office suitable books of control as provided in this Agreement. Property Manager shall prepare on Microsoft Excel worksheets (using Yardi templates) and submit to Owner such monthly, quarterly, annual or other operating and capital budgets as shall be required by Owner. Without limitation, Property Manager shall prepare and submit to Owner a proposed operating budget and a proposed capital budget for the Property for the management and operation of the Property for the forthcoming Fiscal Year no later than November 1 of each year during the term hereof. All proposed operating budgets and capital budgets shall be on a form submitted by Property Manager and approved by Owner. Owner will consider the proposed budgets and endeavor to approve such budgets by December 1 of each year during the term hereof. The proposed budgets shall become the Approved Capital Budget and the Approved Operating Budget only when approved by Owner.

In the event an annual operating budget for a Property has not been approved by Owner prior to the commencement of any Fiscal Year during the term hereof, the operating budget for each month (the "Current Month") until the annual operating budget is approved shall be the amount of the most recent Approved Operating Budget for the Property for the same calendar month ("Base Month"), as adjusted to reflect (a) any increase or decrease between the Base Month and the Current Month in the Consumer Price Index for All Urban Consumers for the metropolitan area in which the Property is located (base year 1982-84=100) published by the United States Department of Labor, Bureau of Labor Statistics and (b) any increase or decrease in the occupancy of the Property between the Base Month and the Current Month and (c) any increase or decrease in the taxes, insurance and utilities of the Property.

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Owner may revoke its approval of either Budget at any time upon twenty (20) days' prior written notice to Property Manager. Owner may amend its approval of either Budget and cause the Budget to be amended to conform to such approval at any time upon twenty (20) days' prior written notice to Property Manager and, in such event, only the Budget as so amended shall be deemed approved.

With respect to the first Fiscal Year of the term, if not a full twelve months, Property Manager shall submit to Owner for approval an operating and capital budget for the balance of such calendar year as soon as possible and no later than thirty (30) days after the date hereof.

Property Manager shall have the right, from time to time, during each calendar year to submit revised Budgets to Owner for approval. Property Manager agrees to use diligence and all reasonable efforts to ensure that the actual costs of maintaining and operating the Property shall not exceed the Approved Operating Budget or the Approved Capital Budget pertaining thereto, as applicable.

(c)    Leasing. Property Manager shall coordinate the leasing activities of the Property and, subject to Section 9.03 below, shall use commercially reasonable efforts to obtain responsible tenants for all unleased units and to renew existing leases at rental rates at least equal to the Rental Guidelines. Property Manager may negotiate and execute leases using the standard lease forms for Owner approved by Owner and attached hereto as Exhibit C. Any deviation from the standard lease forms or the Rental Guidelines shall require the prior written consent of Owner.

(d)    Rent. Property Manager shall use reasonable efforts to ensure that all rents and all other monies payable under the leases are paid by the tenants of the Property as and when the same shall become due and payable directly to Property Manager. Property Manager shall adjust rentals and other required payments where adjustment is contemplated by the leases, shall notify Owner and tenants of such adjustments and shall sign and serve in the name of Owner such notices (except as limited by Section 2.02(e) below), including without limitation letters demanding past due and currently owed rents and other monies, as are deemed appropriate or necessary by Property Manager. Property Manager shall collect and identify any income due Owner from miscellaneous services provided to tenants or the public, including, but not limited to, parking income, tenant storage and cable television charges. All rents and other monies so collected by Property Manager shall be immediately deposited in the Property Bank Account (as defined below).

(e)    Collections. Property Manager shall undertake the collection of rents and monetary payments of every kind and of any form due from tenants of the Property. Manager shall thereafter actively pursue collection of all such rent and payments. Except as allowed by applicable law, Property Manager shall not terminate any lease, lock out a tenant, institute a suit for rent or for use and occupancy, or institute proceedings for recovery of possession. In the event that any tenant at the Property shall be delinquent in any payment due to Owner

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beyond any applicable grace periods or otherwise be in default under the terms of its lease, Property Manager shall employ such methods as are commercially reasonable to either collect unpaid rent or to evict the tenant from the premises. Property Manager shall employ a collection agency to pursue payment collection and, except as otherwise required by applicable law, shall utilize legal counsel only if a tenant refuses to vacate an apartment unit following proper notice. The commencement of any litigation (other than for routine residential tenant eviction and residential rent collection matters, including bringing suit for and recovery of any delinquent rents or damages and possession of the premises in the name of Owner as an agent with a beneficial interest), shall require the prior written approval of Owner. In connection with all suits or proceedings (other than for routine residential tenant eviction and residential rent collection matters, including bringing suit for and recovery of any delinquent rents or damages and possession of the premises in the name of Owner as an agent with a beneficial interest), only legal counsel approved by Owner shall be retained, but Property Manager shall recommend legal counsel and furnish Owner with the estimated costs of legal services to be incurred in bringing such suit or proceeding.

(f)    Maintenance. Property Manager shall maintain or cause to be maintained (to the extent not maintained by tenants) the Property and common areas thereof, external and internal, including, without limitation, sidewalks, signs, mechanical, electrical and other systems, parking lots and landscaping, in good and clean condition and repair, provided no maintenance expense, repairs or alterations other than emergency repairs, which are not specifically identified within the Approved Operating Budget, shall be undertaken without the prior written consent of Owner. Property Manager shall coordinate and supervise all construction activities (including, without limitation, tenant improvements, tenant refurbishment, common area refurbishment, maintenance and repairs) on the Property. All maintenance expenses, repairs or alterations (including, without limitation, alterations required for the occupancy of new tenants) requiring expenditures in excess of $25,000 shall, at Owner's election, be planned and supervised by an architect, designer, inspector or general contractor designated by Property Manager and approved in writing by Owner. Property Manager shall institute and effectuate a preventative maintenance program. Notwithstanding the foregoing, in the event of an emergency in which there is an immediate danger to persons or property or in which action is required in order to avoid suspension of services, Property Manager shall take such action as is reasonable and prudent under the circumstances and shall be reimbursed for any expense incurred in such action, even if not in the Approved Operating Budget, so long as Property Manager attempts to consult with Owner in advance and, in any event, notifies Owner within 48 hours of taking such action explaining the reasons therefor. Property Manager shall obtain all necessary receipts, releases, waivers, discharges and assurances necessary to keep the Property free of any mechanics', laborers', materials suppliers' or vendors' liens in connection with the maintenance or operation of the Property. All such documentation shall be in such form as required by Owner.

(g)    Contracts. Property Manager shall not enter into any contract without Owner's prior written approval (including approval of the provisions of any equipment lease); provided, however, that Owner's prior written approval shall not be required with respect to any utility or service contract which is (i) entered into in the usual course of business, (ii) for

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a term of one year or less, and (iii) specifically provided for in the Approved Operating Budget. Without limiting the foregoing, each contract entered into by Property Manager pursuant to this Section 2.02(g) shall contain a thirty (30) day (or less) cancellation clause exercisable by Owner without cause and without penalty or fee, unless otherwise approved in writing by Owner. All utility, supply, service, vending and related contracts or equipment leases are to be entered into by Property Manager on behalf of Owner. Property Manager shall assure that any contractor performing work on the Property maintains insurance satisfactory to Owner, including, but not limited to, Workers' Compensation Insurance (and, when required by law, compulsory Non-Occupational Disability Insurance) and insurance against liability for injury to persons and property arising out of all such contractor's operations naming Property Manager and Owner as additional insureds. Property Manager shall obtain certificates of insurance for all such insurance before the work begins. Property Manager shall furnish copies of the certificates to Owner if requested by Owner.

(h)    Purchases. Property Manager shall supervise and purchase or arrange for the purchase of all reasonable inventories, provisions, supplies and operating equipment which are provided for in the Approved Operating Budget or otherwise specifically approved by Owner in writing. To the extent available, Property Manager shall give, or obtain for Owner, all volume purchasing benefits and discounts available to Property Manager or to properties of the size and class of the Property.

(i)    Operating Expenses. Property Manager shall pay all normal operating expenses specifically provided for in the Approved Operating Budget not paid for by tenants of the Property in a manner commercially reasonable for the Property from funds in the Property Bank Account described in Section 7.01(a). Property Manager shall recommend that Owner purchase major items of new or replacement equipment when Property Manager believes such purchase to be necessary or desirable. Owner may arrange to purchase and install such items itself or may authorize Property Manager to do so subject to any supervision and specification requirements and conditions prescribed by Owner. Prior to purchasing, Property Manager must obtain Owner's specific written authorization for all capital expenditures that are not included in the Approved Capital Budget as well as for all capital expenditures of $25,000 or more that are included and itemized with specificity in any one (1) line item in the Approved Capital Budget. Unless otherwise directed by Owner, Property Manager shall obtain at least three (3) written estimates from qualified bidders for any capital improvement project if the cost of such project is reasonably expected to exceed $25,000. All capital improvement projects requiring expenditures in excess of $25,000 shall, at Owner's election, be planned and supervised by an architect, designer, inspector or general contractor designated by Property Manager and approved in writing by Owner.

(j)    Conservation Techniques. Property Manager shall provide proper energy management and utilize utility conservation techniques.

(k)    Security. Property Manager shall use reasonable efforts to maintain security adequate to the needs of the Property as directed by Owner from time to time. Property Manager shall promptly notify Owner of any incidents or conditions which reflect on or

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affect the adequacy of the security provisions for the Property.

(l)    Taxes. Property Manager shall obtain and caused to be verified bills for real estate and personal property taxes, sales taxes on rental payments, improvement assessments and other like charges which are or may become liens against any portion of the Property (collectively, "Taxes"). Property Manager shall remit all bills for Taxes to Owner within fifteen (15) calendar days of receipt of such bills.

(m)    Compliance. Property Manager shall operate the Property in compliance with all terms and conditions of applicable law, any ground lease, space lease, mortgage, deed of trust or other security instrument affecting the Property and of which Property Manager has knowledge, but Property Manager shall not be required to make any payment (except those provided in the Approved Operating Budget) on account thereof unless specifically instructed to do so by Owner in writing. Property Manager shall also comply or supervise compliance with the provisions of any insurance policy or policies insuring Owner in relation to the Property (so as not to decrease the insurance coverage or increase the insurance premiums). Property Manager shall be responsible for performance by Owner under all license agreements, easement agreements, covenants, conditions, restrictions, documents of record, use permits, development agreements, operating agreements or other similar documents governing or applicable to the title, operation, management, occupancy, promotion and leasing of the Property known to Property Manager.

(n)    Licenses and Permits. Property Manager shall assist in obtaining at Owner's expense all licenses, permits or other instruments required for the operation of the Property or any portion thereof (collectively, "Licenses"). Property Manager shall send to Owner a copy of all initial or renewal license applications. Licenses shall be obtained in Owner's name whenever possible. Any Licenses held in the name of Property Manager shall be held by it on behalf of Owner, and upon the termination or expiration of this Agreement, Property Manager shall transfer or assign any such Licenses to Owner or to such person as Owner may direct. Property Manager shall keep in full force and effect all licenses, permits, consents and authorizations as may be necessary for the proper performance by Property Manager of its duties and obligations under this Agreement (including, without limitation, qualification to do business) or as may be required under any lease covering any portion of the Property. All such licenses, permits, consents and authorizations shall be in the name of Property Manager.

(o)    Notice and Cooperation in Legal Proceedings. Owner and Property Manager shall forthwith give notice to each other of the commencement of any action, suit or proceeding against Owner or against Property Manager with respect to the operations of the Property or otherwise affecting the Property. Property Manager shall fully cooperate, and shall cause all its employees to fully cooperate, in connection with the prosecution or defense of all legal proceedings affecting the Property.

(p)    Other Complaints and Notices. Property Manager shall handle promptly complaints and requests from tenants, concessionaires and licensees and notify Owner of any

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major complaint made by a tenant, concessionaire or licensee. Property Manager shall notify Owner promptly of: (i) any notice received by Property Manager or known to Property Manager of violation of any governmental requirements (and make recommendations regarding compliance therewith); (ii) any defect or unsafe condition in the Property known to Property Manager; (iii) any notice received by Property Manager or known to Property Manager of violation of covenants, conditions and restrictions affecting the Property or noncompliance with loan documents affecting the Property, if any; (iv) any fire, accident or other casualty or damage to the Property; (v) any condemnation proceedings, rezoning or other governmental order, lawsuit or threat thereof involving the Property; (vi) any violations relative to the leasing, use, repair and maintenance of the Property under governmental laws, rules, regulations, ordinances or like provisions; (vii) defaults under any leases or other agreements affecting the Property (excluding resident leases); or (viii) any violation of any insurance requirement. Property Manager shall promptly deliver to Owner copies of any documentation in its possession relating to such matters. Property Manager shall keep Owner reasonably informed of the status of the particular matter through the final resolution thereof. In the case of any fire or other damage to the Property or violation or alleged violation of laws respecting Hazardous Wastes (as defined in Section 5.03), Property Manager shall immediately give telephonic notice thereof to Owner. Property Manager shall complete all necessary and customary loss reports in connection with any fire or other damage to the Property. Property Manager shall retain in the records it maintains for the Property copies of all supporting documentation with reference to such notices.

(q)    Business Plan and Property Review Program. Property Manager shall provide Owner with a draft of a business plan for the Property for the forthcoming Fiscal Year no later than November 1 of each year during the term hereof containing such information as Owner may reasonably request, including (i) a list of all properties competitive with the Property, a list of the tenants of each and all other reasonably available information respecting each, and (ii) basic demographic data relating to the market area of the Property, including population growth, major employers, employment and unemployment levels and, if the Property is a retail property, retail sales and housing starts. With respect to the first Fiscal Year of the term, Property Manager shall submit to Owner for approval a draft of a business plan for the balance of such calendar year as soon as possible and no later than thirty (30) days after the date hereof. Owner will consider the business plans and endeavor to approve such business plans by December 1 of each year during the term hereof. The proposed business plans shall become the Annual Business Plan only when approved by Owner. In addition, Property Manager shall participate in Owner's property review programs to the extent requested by Owner. Such review shall include asset, investment, financial and strategy profiles in form and substance satisfactory to Owner and such assistance as Owner may request in connection with appraisals of the Property. Property Manager shall respond, within 10 days, to Owner's management evaluation reports concerning actions to be taken by Property Manager to correct or modify its management standards for the operations or financial services provided for the Property.

(r)    General. Property Manager shall afford such supervision, professional management and in‑house staff services as may be necessary or desirable to operate the

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Property in the same manner as is customary and usual in the operation of other properties of substantially comparable location, class, size and standing, and shall provide such services at the Property as are consistent with the Property's size and existing facilities. Subject only to those express limitations set forth in this Agreement, Property Manager shall have control and discretion in the management and operation of the Property and in the performance of the foregoing services. Without limiting the foregoing, if applicable, Property Manager shall review and, if so directed by Owner, conduct an audit of each retail tenant's compliance with its obligation to pay a percentage rent or any other amount determined on the basis of the tenant's sales or gross or net income.

ARTICLE 3.    COMPENSATION AND EXPENSES OF PROPERTY MANAGER.

3.01.    Fees.

(a)    Owner shall pay Property Manager, and Property Manager shall accept as full compensation for the property management services to be rendered to Owner hereunder during the term hereof, a sum equivalent to three percent (3%) of Gross Monthly Collections (the "Management Fee"). Such compensation shall be payable monthly on or before the 20th of the subsequent month.

(b)    In the event that Property Manager is requested by Owner to coordinate and supervise major repairs or improvements to a Property (after its development is completed) that should be capitalized under generally accepted accounting principles ("Capital Expenditures"), Property Manager shall receive a construction supervision fee equal to a percentage of the hard costs of such Capital Expenditures (the "Construction Supervision Fee") as follows:

JOB COST:	FEE:
Under $100,000	8%
$100,000 - $249,999	6.5%
$250,000 - $499,999	6.0%
$500,000 – 4,999,999	5.0%
Over $5,000,000	Negotiable

(c)    If the Property includes retail space, Owner may agree to pay a leasing commission (the "Retail Commission") to Property Manager, at a rate to be agreed upon, for retail leases executed during the term of this Agreement between Owner and the retail tenants procured or obtained by Property Manager. Notwithstanding the foregoing, Owner shall have the right in its sole and absolute discretion to reject any prospective retail lease, renewal or extension agreement and, in such event, no Retail Commission or other compensation shall be earned or payable in connection with such proposed retail lease, renewal or extension agreement or the activities of Property Manager, or any other broker in connection therewith.

(d)    Except with respect to other services provided by Affiliates of Property

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Manager in accordance with Section 3.01(e), which shall be reimbursed by Owner pursuant to Section 3.01(e), Property Manager shall pay from the Management Fee all costs associated with or relating to its own office overhead and management personnel not located or employed at the Property, including without limitation, the salaries, wages and all other compensation, together with associated unemployment and social security taxes and contributions, as well as expenses specifically stated in this Agreement to be borne by Property Manager.

(e)    If included in the Approved Capital Budget or with the prior approval and direction of Owner, Property Manager may obtain services and materials including, but not limited to, advertising, consulting, training, computer hardware and software, forms for use at the Property, contract services, accounting and bookkeeping services and building materials through the organization, subsidiaries or Affiliates of Property Manager for the benefit of the Property, provided the quality of service and the price thereof is competitive with comparable prices and services offered by third parties, and the costs therefore shall be reimbursed by Owner. All discounts, rebates and other savings realized thereon by Property Manager are to be passed on to Owner, in full.

3.02.    Expenses to be Borne by Property Manager. Unless otherwise provided in the Approved Operating Budget or Section 4.01(b) below, expenses incurred in rendering all overall supervisory, lease negotiation (exclusive of lease commissions, if any), rent and other collection (exclusive of on‑site personnel, attorneys' fees and outside collection agency fees), lease enforcement (exclusive of on‑site personnel and attorneys' fees), lease termination, management, accounting, bookkeeping (exclusive of checks and bank charges) and recordkeeping and other services to be rendered by Property Manager in connection with the operations of the Property shall be borne by Property Manager and not charged to Owner. Without limiting the generality of the foregoing provisions of this section, the following expenses and costs incurred by and/or on behalf of Property Manager shall be at the sole cost and expense of Property Manager and shall not be reimbursed by Owner:

(a)    All costs of gross salary and wages, payroll taxes, insurance, workmen's compensation and other costs of Property Manager's corporate office and executive personnel (other than full time or part time personnel whose positions and salaries are specifically authorized in the Approved Operating Budget);

(b)    All costs incurred as a result of Property Manager's breach of this Agreement, and/or the negligence and/or willful misconduct of Property Manager and/or any one or more of its Affiliates, employees, independent contractors, agents and/or other representatives;

(c)    Unless otherwise provided in the Approved Operating Budget, all costs of forms, accounting materials, administrative materials, papers, ledgers and other supplies and equipment used in Property Manager's corporate office, all costs of Property Manager's data processing equipment located at Property Manager's corporate office and all costs of data processing provided by computer service companies to Property Manager's corporate office;

(d)    All costs of bonuses, incentive compensation, profit sharing or any pay

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advances to employees employed by Property Manager in connection with the operation and management of the Property, except for payments to individuals specifically set forth in the Approved Operating Budget or otherwise approved in writing by Owner in advance;

(e)    All costs of automobile purchases and/or rentals, unless provided for in the Approved Operating Budget or Approved Capital Budget or the automobile is being provided by Owner;

(f)    All costs of comprehensive crime insurance purchased by Property Manager for its own account;

(g)    All costs of meals, travel and hotel accommodations for Property Manager's home or regional office personnel who travel to and from the Property, unless expressly authorized by Owner; and

(h)    All costs (exclusive of fees that are directly property related, e.g., registration fee) of obtaining and maintaining such licenses, permits, consents and authorizations as are required by Section 2.02(n).

3.03.    Noncustomary Services. Notwithstanding anything provided in this Agreement to the contrary, Property Manager shall not furnish or render to the tenants of the Property services other than those services customarily furnished to tenants of properties similar to the Property unless: (a) Property Manager makes a separate, adequate charge to tenants for such services; (b) such separate charge is received and retained by Property Manager; (c) Property Manager bears the cost of providing such services; (d) Property Manager first obtains the consent in writing of Owner; and (e) Property Manager certifies in writing to Owner that (i) Property Manager qualifies as  an independent contractor with respect to Owner (and Owner’s direct and indirect beneficial owners) under Section 856(d)(3) of the Internal Revenue Code, and (ii) Owner (and Owner’s direct and indirect beneficial owners) does not derive or receive any income from Property Manager. For purposes of this Section 3.03, it is agreed, without limitation, that the furnishing of water, heat, light and air conditioning, public entrances and exits, the performance of general maintenance and of janitorial services and cleaning services, the collection of trash, watchmen or guard services and parking facilities are examples of services customarily furnished to the tenants of similar properties.

3.04.    Nonperformance. If Property Manager fails to make any payment when required or fails to perform any act required under this Agreement, to the extent sufficient funds are available, then Owner, after ten (10) days' written notice to Property Manager (or, in the case of any emergency, without notice) and without waiving or releasing Property Manager from any of its obligations hereunder, may (but shall not be required to) make such payment or perform such act. Owner shall have (in addition to any other right or remedy) the right to offset all costs and expenses incurred in exercising its rights under this Section 3.04 against any sums due or to become due to Property Manager, including, without limitation, the Management Fee.

ARTICLE 4.    PERSONNEL AND BONDING.

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4.01.    Stability of Management Team. Owner and Property Manager recognize the benefits inherent in promoting stability in the management team engaged in the operation of the Property.

(a)    Property Manager shall, in the hiring of all employees and in retaining independent contractors, use reasonable care to select qualified, competent and trustworthy employees and independent contractors. Subject to the provisions of this Section 4.01, the selection, terms of employment (including rates of compensation) and termination thereof, and the supervision, training and assignment of duties of all employees of Property Manager engaged in the operation of the Property shall be the duty and responsibility of and shall be determined by Property Manager. All personnel at the Property shall be employees of Property Manager and/or contractors of Property Manager.

(b)    Property Manager shall employ at Property Manager's sole cost and expense (unless otherwise provided in the Approved Operating Budget) at least the following for the Property: (i) a manager who works from the Records Office and manages the Property and other properties (the costs and expenses for whom, if provided for in the Approved Operating Budget, shall be pro rated in light of the time spent managing the Property as opposed to other properties); and (ii) an accountant working on Property matters and other properties (who shall be part of Property Manager's in house staff) who works from a central location (the costs and expenses for whom, if provided for in the Approved Operating Budget, shall be pro rated in light of the time spent working on the Property as opposed to other properties).

4.02.    Fidelity Bond. Property Manager, at Property Manager's cost, shall obtain a fidelity bond or bonds covering Property Manager, and all persons who handle, have access to, or are responsible for, Owner's monies in such amount and in such forms as are reasonably acceptable to Owner, at all times and to cover all periods, during the term of this Agreement. Any changes in such bond(s) must be approved by Owner. Property Manager hereby agrees to add Owner as a joint loss payee under its blanket crime policy as it pertains to the Property. Property Manager hereby assigns all proceeds of said bond(s) as they relate to the Property to Owner and agrees to execute such further assignments and notices thereof as shall be required by Owner. Such bond(s) shall indemnify Owner against any loss of money or other property which Owner shall sustain through any criminal, fraudulent or dishonest act or acts committed by Property Manager or any of its employees or agents, during the performance of their obligations under this Agreement or their employment. Alternatively, Property Manager may obtain a crime insurance policy covering the Property Manager, and all persons who handle, have access to, or are responsible for, Owner's monies which shall be obtained at Manager's sole expense and shall provide Owner coverage of Two Million Dollars ($2,000,000.00) per occurrence with a Fifty Thousand Dollar ($50,000.00) deductible which deductible shall be an expense of Manager. Owner shall be furnished by Property Manager with a certificate or other satisfactory documentation relating to the bond(s) or alternative crime insurance policy immediately upon issuance thereof.

4.03.    Affiliates. Property Manager shall not contract for outside services for the Property with any Affiliate of Property Manager without the prior written consent of Owner.

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ARTICLE 5.    COMPLIANCE WITH LAWS.

5.01.    Compliance. Property Manager shall comply fully with and abide by all laws, rules, regulations, requirements, orders, notices, determinations and ordinances (collectively, "Requirements") of any federal, state or municipal authority to the extent applicable, including, but not by way of limitation, the federal Occupational Safety and Health Act (OSHA) statutes, rules and regulations, and all requirements of the insurers of the Property and Owner's liabilities with regard thereto. If the cost of compliance is (i) not included in the Approved Operating Budget or Approved Capital Budget or (ii) in excess of $10,000, Property Manager shall notify Owner promptly and obtain Owner's prior written approval prior to making the expenditure.

5.02.    Notice. Property Manager shall promptly notify Owner of any non-compliance with, or alleged violation of, any Requirement after becoming aware of the same.
5.03.    Hazardous Wastes.

(a)    Property Manager shall not place, cause or permit to be placed on the Property, other than in the ordinary course of performing its obligations under this Agreement and in compliance with applicable law, any hazardous or toxic wastes or substances, as such terms are defined by federal, state or municipal statutes or regulations promulgated thereunder (collectively, "Hazardous Wastes"). If Property Manager discovers the existence of any Hazardous Wastes on the Property (other than Hazardous Wastes used, generated or stored in the ordinary course of business and in compliance with applicable law), Property Manager shall immediately notify Owner. If such Hazardous Wastes were placed or knowingly permitted to be placed on the Property by Property Manager, Property Manager shall, at its cost, diligently arrange for and complete the immediate removal thereof in accordance with applicable laws and Owner's directions. Except as expressly provided herein to the contrary, Property Manager shall not be responsible for any Hazardous Wastes present on the Property prior to the Effective Date hereof, unless deposited thereon by Property Manager, nor shall Property Manager be responsible for any Hazardous Wastes brought onto the Property by a person other than Property Manager, its agents or employees. Property Manager shall immediately notify Owner of any notice received by Property Manager from any governmental authority of any actual or threatened violation of any applicable laws, regulations or ordinances governing the use, storage or disposal of any Hazardous Wastes and shall cooperate with Owner in responding to such notice and correcting or contesting any alleged violation at Owner’s expense.

(b)    Property Manager shall provide its employees, agents, consultants, governmental entities and the public with any notices or disclosures concerning Hazardous Wastes associated with the Property required to be delivered by Property Manager under any applicable laws, including without limitation, any notices or disclosures concerning Hazardous Waste which Property Manager has received from Owner. Owner shall have the right to review such notices and disclosures before their distribution or submission by Property Manager and shall have the right, but not the obligation, to prescribe the form and content of any such notices or disclosures as long as the form and content prescribed by Owner comply with all applicable laws relating to such notices or disclosures. Owner shall provide Property Manager with any

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notices or disclosures concerning Hazardous Waste associated with the Property required to be delivered by Owner under any applicable laws.

(c)    Without limiting any other indemnification obligations provided by law or specified in this Agreement, Property Manager shall indemnify, defend (at Property Manager's sole cost and expense and with legal counsel approved by Owner which approval shall not be unreasonably withheld) and hold harmless the Owner, its agents, employees and contractors from and against any and all claims, demands, losses, damage, disbursements, liabilities, obligations, fines, penalties, actions, causes of action, suits, costs and expenses, including without limitation, reasonable attorneys' fees and costs, and all other professionals' or consultants' expenses incurred in investigating, preparing for, serving as a witness in, or defending any action or proceeding, whether actually commenced or threatened, or in removing or remediating any Hazardous Wastes on, under, from or about the Property, arising out of or relating to, directly or indirectly, Property Manager's breach of any of the terms of this Section 5.03. This indemnity shall survive termination of this Agreement.

5.04.    Asbestos and Similar Compliance Matters. If the Property is subject to the Occupational Safety and Health Administration’s regulations relating to asbestos, or to any state law or regulation relating to asbestos or to any state law or regulation relating to carcinogenic or toxic chemicals, Property Manager shall, at Owner’s expense, comply with such laws and regulations as they relate to the Property.

ARTICLE 6.    ACCOUNTING AND FINANCIAL MATTERS.

6.01.    Books and Records. Property Manager shall cause to be kept for Owner at the Records Office accounts and books and records of the Property, pursuant to methods and systems, and in form and substance, approved by Owner, showing all receipts, expenditures and all other records necessary or convenient for the recording of the results of operations of the Property. Such books are to be maintained on both a cash and accrual accounting basis utilizing the Yardi accounting software hosted by Property Manager. Such accounts, books and records shall be kept in a secure location at the Records Office and shall be open to inspection by Owner and its representatives during normal business hours and Property Manager agrees to cooperate in making such accounts, books and records available for inspection. Upon the effective date of any termination of this Agreement, all of such books and records shall be delivered forthwith to Owner so as to ensure the orderly continuance of the operation of the Property. Cut-off date for books on a monthly basis will be the last working day of each month.

6.02.    Reports and Reconciliation of Accounts.

(a)    On or before the last day of each month, Property Manager shall provide such reports and data to Owner as shall be required from time to time by Owner. Without limitation, Property Manager shall provide the following to Owner for the current calendar month:
(i)    A detailed report of all monies collected (identified by tenant or other

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source) which shall include, but not be limited to, rents collected (including laundry or other vending income, garage or parking income, percentage rent and other amounts payable under any retail leases, if any), rents prepaid beyond the current month, and security deposits collected, and of vacancies and delinquent rents.
(ii)    A detailed report of all expenses paid.
(iii)    A comparison of the current month and year‑to-date account of actual revenue and expenses to budgeted amounts; calculations of monthly and year‑to-date variances from the Approved Operating and Capital Budgets, appropriate descriptions of any significant monthly or year‑to-date variances, and, if requested by Owner, a revised annualized projection of monies to be collected and expenses to be paid for the balance of the calendar year.
(iv)    A written report describing any material changes in the Property which occurred during the month or are anticipated to occur.
(v)    A reconciliation of amounts receivable or due to Owner accompanied by payment of same.
(vi)    A reconciliation of the Property Bank Account, including a copy of the bank statement.
(vii)    Any other special information as required from time to time by Owner.

(b)    Property Manager shall provide a monthly management report to be submitted with the applicable monthly financial statements which shall contain without limitation, the recommendations of Property Manager regarding the physical condition or operation of the Property and leasing status reports (which shall include a list of retail leases, if any, executed, written lease proposals, security deposits and rents received, and leasing commissions earned on each retail lease). In addition, if applicable, on or before January 30 after the end of each calendar year, Property Manager shall at its sole cost and expense submit to Owner an annual report summarizing all retail leasing activities, if any.

(c)    Periodically, Property Manager shall furnish to Owner as reasonably requested:
(i)    Market surveys and any other tenant information in accordance with Section 2.02(q) above.
(ii)    Reports covering on‑site physical inspections and operating reviews.
(iii)    A current inventory of personal property and equipment used in connection with the Property. Such an inventory shall be submitted to Owner no later than thirty (30) days prior to the end of each calendar year.

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6.03.    Audit. Owner shall have the right to conduct an audit of the Property's operations at any time. Property Manager shall promptly correct all weaknesses and errors disclosed by Owner's audits, and shall timely inform Owner in writing of all corrective actions taken. Owner's audit shall be at Owner's expense unless an error is discovered attributable to the services provided under this Agreement that is equal to or greater than two percent (2%) of annual gross receipts of the Property for the period audited, in which case Property Manager shall bear the full cost of the subject audit. Any adjustments in amounts due and owing from Owner or Property Manager shall be paid within fifteen (15) calendar days following Owner's receipt of the audit.

6.04.    Other Reports and Statements. Property Manager shall furnish to Owner, as promptly as practicable, such other reports, statements or other information with respect to the operations of the Property as Owner may from time to time reasonably request.

6.05.    Contracts and Other Agreements. Property Manager shall maintain at the Records Office one original (or a copy, if no original is available) of all contracts, occupancy leases, lease abstracts, tenant income certifications, equipment leases, maintenance agreements and all other agreements relating to the Property.

6.06.    Final Accounting. Following termination of this Agreement, whether by expiration of the term hereof or sooner, Property Manager shall be responsible for preparing a final accounting within thirty (30) days after the effective date of said termination. Such final accounting shall set forth all current income, all current expenses, and all other expenses contracted for on Owner's behalf but not yet incurred in connection with the Property. The final accounting shall also include all other items reasonably requested by Owner. Property Manager shall be entitled to receive a prorated share of its Management Fee to the date of termination and all earned but unpaid Construction Supervision Fees.

6.07.    Tax Returns. Property Manager shall file all tax returns for all sales taxes, payroll taxes and other taxes directly related to the Property; excluding, however, federal and state income tax returns of Owner.

6.08.    Certification. All financial statements shall be certified as true and correct in all material respects by Property Manager.
ARTICLE 7.    BANK ACCOUNTS.

7.01.    Property Accounts.

(a)    All funds received by Property Manager derived from the operation of the Property, as well as working capital furnished by Owner, shall be deposited in an account (the "Property Bank Account") in Property Manager’s name, as agent for Owner, in an FDIC-insured bank designated or approved by Owner, which such account will be in compliance with applicable law. Owner may direct Property Manager to change depository banks or the depository arrangements. All funds so deposited shall be deemed to be trust funds held by Property Manager for the benefit of Owner and shall be held and disbursed as provided

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herein. Property Manager shall establish another custodial and/or trust account as required by applicable law or the Owner for the deposit of tenant security deposits (the "TSD Account").

(b)    A Working Capital Reserve equal to Fifty Thousand Dollars ($50,000) (the "Working Capital Reserve") shall be funded upon execution of this Agreement and maintained in the Property Bank Account at all times throughout the term of the Agreement. A monthly cash payment will be made by Property Manager to Owner solely from funds in the Property Bank Account in excess of the amount of the Working Capital Reserve in an amount equal to the excess, if any, of the current month projected cash receipts less the current month's budgeted operating and capital expenditures. This payment will be made to Owner on or before the tenth (10th) day of each month. A reconciliation of receipts and expenditures will be prepared by Property Manager in accordance with Section 6.02 above to account for any prior period operating cash overage or shortage and any additional cash payments due to Owner will be made to Owner no later than the twenty-fifth (25th) day of the current month and any overpayments made to Owner will be returned to Property Manager for deposit in the Property Bank Account no later than the thirtieth (30th) day of the current month.

(c)    No non-Property funds shall be commingled with the funds in the Property Bank Account or TSD Account (collectively, the "Accounts"). Property Manager may not, under any circumstances, write a check payable to or in favor of, or transfer funds to, Property Manager or any Affiliate of Property Manager from the Accounts other than to (i) reimburse itself or an Affiliate for expenditures made on behalf of Owner and approved by Owner, or (ii) pay itself the Management Fee or other fee payable hereunder; provided that, within fifteen (15) days after payment to itself of the Management Fee or other fee, Property Manager shall provide Owner with a statement setting forth the calculations made in computing the Management Fee or other fee in detail reasonably satisfactory to Owner. Only those persons specifically authorized by Property Manager and approved by Owner shall have authority to write checks from the Property Bank Account. There shall be monetary limits on the checks Property Manager shall be authorized to write. Checks in excess of $25,000 (excluding debt service and those items provided for in the Approved Operating Budget) shall require the prior written consent of Owner.

7.02.    Expenses Paid from Property Bank Account. The following costs are to be paid directly from the Property Bank Account:

(a)    Any and all costs necessary for the management, operation and maintenance of the Property, provided such costs are provided for and are within the limits of the Approved Operating Budget or specifically approved in writing by Owner;

(b)    Capital expenditures provided for in the Approved Capital Budget or authorized in writing by Owner and directed by Owner to be incurred by Property Manager; and

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(c)    Any and all costs necessary for emergency expenses as provided in Section 2.02(f).

Property Manager shall not be obligated to make any advance to or for the account of Owner or to pay any sums except out of funds in the Property Bank Account.

ARTICLE 8.    INSURANCE AND INDEMNITY.

8.01.    INDEMNIFICATION.

(A)    PROPERTY MANAGER AGREES TO AND SHALL, COMPLETELY AND TO THE MAXIMUM EXTENT PERMITTED BY LAW, INDEMNIFY, DEFEND (WITH COUNSEL REASONABLY ACCEPTABLE TO OWNER), PROTECT AND HOLD OWNER AND ITS RESPECTIVE PRINCIPALS, OFFICERS, DIRECTORS, SHAREHOLDERS, PARTNERS, MEMBERS, EMPLOYEES, AUTHORIZED SUCCESSORS, AUTHORIZED ASSIGNS AND AGENTS HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, ACTIONS, FINES, PENALTIES, LIABILITIES, LOSSES, TAXES, DAMAGES, INJURIES AND EXPENSES (INCLUDING, WITHOUT LIMITATION, ACTUAL ATTORNEYS', CONSULTANTS' AND EXPERT WITNESS' FEES, AND DEFENSE COSTS AT BOTH THE TRIAL AND APPELLATE LEVELS) (COLLECTIVELY, "DAMAGES") IN ANY MANNER RELATED TO, ARISING OUT OF OR RESULTING FROM (I) ANY FAILURE OF PROPERTY MANAGER TO PERFORM ITS OBLIGATIONS UNDER THIS AGREEMENT CAUSING DAMAGE TO OWNER, BUT ONLY TO THE EXTENT SUCH DAMAGES ARE NOT COVERED BY THE INSURANCE MAINTAINED BY OWNER UNDER SECTION 8.05 BELOW, (II) ANY ACTS OF PROPERTY MANAGER BEYOND THE SCOPE OF ITS AUTHORITY UNDER THIS AGREEMENT, (III) ANY NEGLIGENCE, WILLFUL MISCONDUCT OR OTHER WRONGFUL OR INTENTIONAL ACTS OR OMISSIONS OF PROPERTY MANAGER, BUT WITH REGARD TO NEGLIGENCE OF PROPERTY MANAGER (AS OPPOSED TO GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR OTHER WRONGFUL OR INTENTIONAL ACTS OR OMISSIONS) ONLY TO THE EXTENT SUCH DAMAGES ARE NOT COVERED BY THE INSURANCE MAINTAINED BY OWNER UNDER SECTION 8.05 BELOW, (IV) ANY INJURY, DAMAGE OR DEATH TO PROPERTY MANAGER, ITS OFFICERS, DIRECTORS, PARTNERS, EMPLOYEES, AGENTS AND OTHER REPRESENTATIVES, AND (V) ANY INJURY, DAMAGE AND/OR DEATH TO ANY INDEPENDENT CONTRACTORS OF PROPERTY MANAGER. THE OBLIGATIONS OF PROPERTY MANAGER UNDER THIS SUBSECTION (A) SHALL APPLY ONLY TO THE EXTENT DAMAGES OF AN INDEMNIFIED PARTY ARE NOT FULLY PAID BY OWNER’S COMMERCIAL GENERAL LIABILITY INSURANCE DESCRIBED BELOW IN SECTION 8.05(B). NOTWITHSTANDING ANY OTHER PROVISIONS OF THIS

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AGREEMENT TO THE CONTRARY, PROPERTY MANAGER'S OBLIGATIONS UNDER THIS SECTION 8.01 SHALL SURVIVE THE EXPIRATION, TERMINATION OR CANCELLATION OF THIS AGREEMENT, AND SHALL BIND ANY AND ALL OF THE HEIRS, SUCCESSORS, ASSIGNS, TRANSFEREES AND REPRESENTATIVES OF PROPERTY MANAGER. THE RIGHTS OF OWNER UNDER THIS SECTION 8.01 SHALL ALSO INURE TO THE BENEFIT OF ANY AND ALL OF THEIR PRINCIPALS, OFFICERS, DIRECTORS, SHAREHOLDERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS, TRUSTEES, HEIRS, BENEFICIARIES, TRUSTS, SUCCESSORS, ASSIGNS, TRANSFEREES AND REPRESENTATIVES, AND TO THE BENEFIT OF ANY AND ALL PERSONS AND LEGAL ENTITIES WHO ARE, COULD BE OR ARE ALLEGED TO BE, LIABLE FOR THE OBLIGATIONS OF OWNER OR SUCH PRINCIPALS, OFFICERS, DIRECTORS, SHAREHOLDERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS, TRUSTEES, HEIRS, BENEFICIARIES, TRUSTS, SUCCESSORS, ASSIGNS, TRANSFEREES AND REPRESENTATIVES.

(B)    OWNER AGREES TO AND SHALL, COMPLETELY AND TO THE MAXIMUM EXTENT PERMITTED BY LAW, INDEMNIFY, DEFEND (WITH COUNSEL REASONABLY ACCEPTABLE TO PROPERTY MANAGER), PROTECT AND HOLD PROPERTY MANAGER (AND ITS EMPLOYEES, AGENTS, SUCCESSORS, ASSIGNS AND TRANSFEREES) HARMLESS FROM AND AGAINST ANY AND ALL DAMAGES IN ANY MANNER RELATED TO OR ARISING OUT OF PROPERTY MANAGER'S PERFORMANCE OF ITS OBLIGATIONS UNDER THIS AGREEMENT WHICH ARE (A) WITHIN THE SCOPE OF ITS AUTHORITY UNDER THIS AGREEMENT, AND (B) NOT WITHIN THE SCOPE OF PROPERTY MANAGER’S INDEMNITY SET FORTH IN SECTION 8.01(A) ABOVE.

(C)    THE RIGHTS AND OBLIGATIONS OF INDEMNITY PROVIDED IN THIS SECTION 8.01 SHALL NOT BE EXCLUSIVE AND SHALL BE IN ADDITION TO SUCH OTHER RIGHTS AND OBLIGATIONS AS OTHERWISE EXIST INDEPENDENT OF THE PROVISIONS OF THIS SECTION 8.01.

8.02.    Property Manager's Insurance Responsibility.

(a)    The Property Manager shall maintain during the term of this Agreement, and any extensions or renewals thereof, each of the following insurance coverages with deductibles, if applicable:

(i)
Workers’ Compensation Insurance at no less than statutory requirements including employer's liability with a limit of not less than $1,000,000 each accident for bodily injury accident and $1,000,000 each employee and policy limit for bodily injury by disease.

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(ii)	Non-Occupational Disability Insurance when required by law, if applicable.

(iii)    Commercial General Liability Insurance with a minimum combined bodily injury and property damage per occurrence limit of liability of $5,000,000, a products-completed operations aggregate limit of $5,000,000 and a general aggregate limit of $10,000,000. Limits of liability may be satisfied through the maintenance of a combination of primary and umbrella/excess liability policies.

(iv)    Automobile Liability Insurance covering owned, hired and nonowned vehicles, separate coverage in an amount not less than $1,000,000 combined single limit for bodily injury and property damage of $1,000,000 each accident.

(v)    Errors and Omissions Insurance coverage in an amount not less than $1,000,000 each claim and general aggregate.

(b)    Property Manager shall promptly provide Owner no later than three (3) days after the Effective Date with certificates of insurance or other satisfactory documentation which evidence that all required insurance is in full force and effect. Upon request, Property Manager shall provide Owner with a copy of the foregoing insurance policies. The insurance as required in Subsections 8.02(a)(i), (ii) and (v) to be maintained by Property Manager shall provide that the insurer shall provide to Owner thirty (30) days' advance notice of cancellation or material change. The liability policies required by Subsections 8.02(a)(iii) and (iv) shall provide that the insurer shall provide to Owner thirty (30) days' advance notice of cancellation or material change and shall name Owner and its principals, officers, directors, shareholders, partners, members, trustees, beneficiaries and employees as additional insureds. All liability policies shall be written to apply to all bodily injury, property damage, personal injury and other covered loss, however occasioned, which occurred or arose (or the onset of which occurred or arose) in whole or in part during the policy period. Such liability policies also shall contain endorsements including cross-liability and waiver of subrogation, and shall contain such other endorsements as may be reasonably required by Owner. The liability policies required by Subsections 8.02(a)(iii) shall include broad form contractual liability insurance coverage.

8.03.    Contract Documents; Indemnity Provisions. Property Manager shall use its best efforts to include in service and supply contracts prepared or executed by Property Manager respecting the Property provisions to the effect that the other contracting party shall, to maximum extent permitted by law, indemnify, defend (with counsel reasonably acceptable to Owner), protect and hold harmless Property Manager and Owner and their respective principals, officers, directors, shareholders, partners, members, managers, trustees, beneficiaries and employees from and against any and all Damages in any manner related to, arising out of and/or resulting from any damage to or injury to, or death of, persons or property caused or occasioned by or in connection with or arising out of any acts or omissions of said contracting party or its employees or agents or contractors and agree that no principal, officer, director, shareholder, partner, member, manager, investor, trustee, officer, employee or agent of Owner shall be personally liable for any of the obligations of Owner hereunder.

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8.04.    Ratings of Insurance Companies. All insurance required to be carried by Property Manager shall be written with companies having a policyholder and asset rate, as circulated by Best's Insurance Reports, of A‑:VIII or better unless an exception is approved by Owner.

8.05.    Owner's Insurance Responsibility. Owner shall maintain during the term of this Agreement, and any extensions thereof, each of the following insurance coverages which shall be primary and noncontributory insurance with respect to the Property:

(a)    All-Risk Property Damage Insurance and Loss of Rents Insurance coverage on the Property.

(b)    Commercial General Liability Insurance coverage with a minimum general aggregate limit of not less than $10,000,000. Property Manager shall be designated an insured under Owner's commercial general liability insurance policy while acting within the scope of its authority as Owner's property manager. All other terms and conditions of this Agreement (including, without limitation, the indemnification provisions of Section 8.01 and Property Manager's obligation to maintain insurance described in Section 8.02) shall not be affected by this Section 8.05(b).

8.06.    Property Manager's Duties in Case of Loss. Property Manager shall:

(a)    Immediately notify Owner of any fire or other damage to the Property; and in the event of any serious damage to the Property or any releases of hazardous materials or contaminants, telephone Owner so that an insurance adjustor may view the Property before repairs are started, but in no event shall Property Manager settle any losses, complete loss reports or adjust losses on behalf of Owner or meet with any federal, state or local regulatory agency without the prior written consent of Owner.

(b)    Promptly notify Owner of any personal injury or property damage occurring to or claimed by any tenant or third party on or with respect to the Property; and immediately forward copies to Owner of any summons, subpoena or other like legal document served upon Property Manager relating to actual or alleged potential liability of Owner, Property Manager or the Property.

ARTICLE 9.	RELATIONSHIP OF PARTIES and REPRESENTATIONS and WARRANTIES.

9.01.    Nature of Relationship. In taking any action pursuant to this Agreement, Property Manager will be acting only as an independent contractor, and nothing in this Agreement, expressed or implied, shall be construed as creating a partnership or joint venture or an employment relationship or that of principal and agent between Property Manager (or any person employed by Property Manager) and Owner or any other relationship between the parties hereto except that of property owner and independent contractor.

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9.02.    Communications Between Parties. Owner shall rely on Property Manager to direct and control all operations at the Property; provided, however, Owner reserves the right to communicate directly with the manager specified in Subsection 4.01(b)(i), Property Manager's accountant(s) working on Property matters, all tenants and tenants' representatives, all lease prospects, all advertising, management, cleaning and servicing firms doing work for the Property, and all parties contracting with Owner or Property Manager with respect to the Property.

9.03.    Relationship of Owner and Property Manager with Respect to Leasing. Property Manager shall not be entitled to any commission or other fee in connection with the leasing of apartment units at the Property, except as specifically provided in Article 3 hereof. On-site employees of Property Manager shall be entitled to receive incentive leasing bonuses as may be included in the Approved Operating Budget. Property Manager shall procure references from prospective tenants, investigate such references, and use its best judgment in the selection of prospective tenants. As soon as practicable prior to any residential unit vacancy, Property Manager shall prepare rental listings and attempt to find a new tenant for such unit. Prior to entering into any leasing arrangement with any retail tenant, if any, Property Manager shall prepare and submit to Owner for its approval a written lease proposal setting forth proposed leasing terms, including, without limitation, duration of the lease, rental rate, tax and operating expense escalations, consumer price index adjustments, common area maintenance charges or other rental adjustments, rent and/or parking/other concessions, insurance requirements, expansion and renewal rights, tenant improvement allowance, the desired mix of tenants, and policy with respect to guarantees, and such other matters as Owner deems appropriate. The parties intend that Property Manager shall be obligated to give available residential units and any retail space at the Property exposure at least equal to the exposure Property Manager gives other available residential units and retail space in similar projects owned, leased, managed or operated by Property Manager or an Affiliate, and Owner shall have the right to terminate this Agreement pursuant to Section 10.02(e) below if Property Manager fails so to do. The parties also intend that the Property Manager shall be obligated to use reasonable efforts to retain existing tenants at the Property, and Owner shall have the right to terminate this Agreement pursuant to Section 10.02(e) below if Property Manager fails so to do.

9.04.    No Sales Brokerage Agreement. There are no sales brokerage agreements between Owner and Property Manager; Property Manager has no brokerage agreement or understanding (exclusive or otherwise) with respect to the sale of all or part of the Property on behalf of Owner; and in the event that Owner effects a sale of the Property, whether on its own or through the use of others, brokers or otherwise, Property Manager shall be entitled to no compensation, fee or commission or other payment on account of such sale under this Agreement. Unless specifically approved by Owner, Property Manager shall have no right to obligate Owner for the payment of any fees or commissions to any outside real estate agent or broker for tenant leases. Except as expressly provided to the contrary elsewhere herein or as otherwise approved by Owner in writing, Property Manager shall be fully responsible for any compensation due employees of Property Manager and any real estate brokers cooperating with Property Manager. Property Manager shall indemnify and hold Owner harmless with respect to any action, proceeding, claim, liability, loss, cost or expense (including reasonable attorneys' fees) arising in connection with any claim for brokerage or finder's fees or any other like payment payable as a result of a breach under this Section 9.04 by Property

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Manager. Property Manager’s obligations with respect to the foregoing indemnity shall survive the expiration or earlier termination of this Agreement.

9.05.    Confidentiality. Except as may be otherwise required by law, Property Manager and Owner shall maintain the confidentiality of all matters pertaining to this Agreement and all operations and transactions relating to the Property.

9.06.    Property Manager Not to Pledge Owner's Credit. Property Manager shall not, except in the purchase of goods, wares, merchandise, materials, supplies and services reasonably required in the ordinary course of business in the operation of the Property or as may be otherwise required in the performance of its obligations under this Agreement and in either case as previously approved by Owner, pledge the credit of Owner; nor shall Property Manager, in the name or on behalf of Owner, borrow any money or execute any promissory note, installment purchase agreement, bill of exchange or other obligation binding on Owner or the Property.
9.07    Representations and Warranties.
(a)    Property Manager represents and warrants that (i) Property Manager has full power, authority and legal right to execute, deliver and perform this Agreement and to perform all of its obligations hereunder and (ii) the execution, delivery and performance of all or any portion of this Agreement do not and will not (x) require any consent or approval from any governmental authority, (y) violate any provisions of law or any government order or (z) conflict with, result in a breach of, or constitute a default under, the charter or bylaws of Property Manager or any instrument to which Property Manager is a party or by which it or any of its property is bound.
(b)    Owner represents and warrants that it has full power, authority and legal right to execute, deliver and perform this Agreement.
(c)    Property Manager acknowledges and agrees that Owner is relying upon the representations and warranties set forth in Sections 9.07 (a) in entering into this Agreement, and Owner acknowledges and agrees that Property Manager is relying upon the representations and warranties set forth in Section 9.07 (b) in entering into this Agreement.
ARTICLE 10.    TERMINATION.

10.01.    Termination by Owner Without Cause. This Agreement may be terminated by Owner at any time without cause and upon written notice to Property Manager by Owner, effective thirty (30) days from the date of such notice, which shall be considered the effective date of termination.

10.02.    Termination by Owner for Cause. This Agreement may be terminated by Owner (or the Property Manager may be required by Owner to change its personnel assigned as Property Manager for the Property) at any time during the term hereof upon written notice to Property Manager effective immediately for any of the following causes:

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(a)    If Property Manager shall suspend or discontinue business;

(b)    If a court shall enter a decree or order for relief in respect of Property Manager in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal, state or foreign bankruptcy, insolvency or other similar law, or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Property Manager or for any substantial part of its property, or for the winding‑up, dissolution or liquidation of its affairs, and such decree or order shall continue unstayed and in effect for a period of sixty (60) consecutive days or if Property Manager shall consent to any of the foregoing;

(c)    If Property Manager shall commence a voluntary case or action under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy insolvency or other similar law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Property Manager or for any substantial part of its property, or make any assignment for the benefit of creditors, or admit in writing that it is unable, or fail generally to pay its debts as such debts become due, or take action in furtherance of any of the foregoing;

(d)    If Property Manager is grossly negligent or engages in willful misconduct with respect to its duties or obligations to Owner under this Agreement; or

(e)    If Property Manager commits any other material default in the performance of any of its obligations under this Agreement, unless such default is cured with thirty (30) days after written notice of such default is given to Property Manager, or, if not curable within thirty (30) days, commenced within such thirty (30) days and diligently prosecuted to completion.

10.03.    Termination by Property Manager. This Agreement may be terminated by Property Manager, without cause, upon ninety (90) days' written notice to Owner. This Agreement may be terminated by Property Manager for cause if Owner commits any material default in the performance of any of its obligations under this Agreement, including, without limitation, its obligation to pay to Property Manager any fees due and payable under Section 3.01 above, and such default shall continue for a period of thirty (30) days after notice thereof by Property Manager to Owner.

10.04.    Orderly Transition. In the event of any termination or expiration of this Agreement, Property Manager shall use its best efforts to effect an orderly transition of the management and operation of the Property to an agent designated by Owner and to cooperate with such agent. Upon termination or expiration of this Agreement, Property Manager’s rights, if any, to withdraw funds from any account which contains funds collected in connection with the Property shall terminate. Property Manager shall remove all signs that it may have placed at the Property containing its name and repair any resulting damage. In addition, Property Manager shall deliver the following to Owner on or before thirty (30) days following the termination or expiration date:

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(a)    A final accounting, reflecting the balance of income and expenses for the Property as of the date of termination or expiration;

(b)    Any monies due to Owner and any tenant security deposits held by Property Manager with respect to the Property; and

(c)    All keys, property, supplies, records, contracts, drawings, leases and correspondence, in existence at the time of termination or expiration and all other papers or documents pertaining to the Property. All data, information and documents shall at all times be the property of Owner.

10.05.    Rights Which Survive Termination or Expiration. Termination and/or expiration of this Agreement shall in no event terminate or prejudice any right arising out of or accruing in connection with the terms of this Agreement attributable to events and circumstances occurring prior to termination or expiration of this Agreement, and/or all rights and obligations specified in this Agreement to survive such termination and/or expiration.
ARTICLE 11.    MISCELLANEOUS.

11.01.    Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State in which the property is located without going effect to the conflict of law principles of such State.

11.02.    Table of Contents and Headings. The Table of Contents preceding this Agreement and the headings of the various articles and sections of this Agreement have been inserted for convenient reference only and shall not have the effect of modifying or amending the express terms and provisions of this Agreement.

11.03.    Entire Agreement. This Agreement contains the entire agreement between the parties with regard to the subject matter hereof, and this Agreement shall not be amended, modified or cancelled except in writing signed by both parties or by their duly authorized agents.

11.04.    Successors and Assigns. All terms, conditions and agreements herein set forth shall inure to the benefit of, and be binding upon the parties, and any and all of their respective permitted heirs, successors, representatives and assigns. Notwithstanding the foregoing, this Agreement may not be assigned by Property Manager nor shall Property Manager delegate any of its duties hereunder without Owner's prior written consent, which consent may be granted or withheld in Owner’s sole and absolute discretion. Any attempted assignment or delegation by Property Manager hereunder in violation of this Section 11.04 shall be null and void and of no force or effect.

11.05.    Waiver. The failure of either party to insist upon a strict performance of any of the terms or provisions of this Agreement or to exercise any option, right or remedy herein contained, shall not be construed as a waiver or as a relinquishment for the future of such terms, provisions, option, right or remedy, but the same shall continue and remain in full force and effect. No waiver by either party of any terms or provisions hereof shall be deemed to have been made unless expressed in writing and

25

signed by such party. In the event of consent by Owner to an assignment of this Agreement, no further assignment shall be made without the express written consent of Owner.

11.06.    Severability. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws. However, if any provision of this Agreement is invalid under any applicable law, such provision shall be ineffective only to the extent of such invalidity without invalidating the remaining provisions of this Agreement and, to the fullest extent possible, this Agreement shall be interpreted so as to give effect to the stated written intent of the parties.

11.07.    Time. Time is of the essence of this Agreement.

11.08.    Attorneys’ Fees. In the event of any legal or equitable proceeding for enforcement of any of the terms or conditions of this Agreement, or any alleged disputes, breaches, defaults or misrepresentations in connection with any provision of this Agreement, the prevailing party in such proceeding, or the non-dismissing party where the dismissal occurs other than by reason of a settlement, shall be entitled to recover its reasonable costs and expenses, including without limitation reasonable attorneys’ fees and costs, paid or incurred in good faith at the pre-trial, trial and appellate levels, and in enforcing any award or judgment granted pursuant thereto. Any award, judgment or order entered in any such proceeding shall contain a specific provision providing for the recovery of attorneys’ fees and costs incurred in enforcing such award or judgment, including without limitation (a) post-award or post-judgment motions, (b) contempt proceedings, (c) garnishment, levy, and debtor and third party examinations, (d) discovery and (e) bankruptcy litigation. The "prevailing party", for purposes of this Agreement, shall be deemed to be that party that obtains substantially the result sought, whether by dismissal, award or judgment.

11.09.    Further Acts. Owner and Property Manager shall execute such other documents and perform such other acts as may be reasonably necessary and/or helpful to carry out the purposes of this Agreement.

11.10.    No Advertising. No publication, announcement or other public advertisement of the name of Owner in connection with the Property shall be made by Property Manager, except as may be required by applicable law or with the prior written consent of Owner.

11.11.    Signs. Signs and building directories are prohibited unless specifically approved by Owner. Property Manager may place reasonable leasing signs as required with the prior approval of Owner. All signs must meet all requirements of local sign codes and ordinances.

11.12.    Owner Exculpatory Clause; Waivers of Jury Trial and Punitive Damages.     Property Manager agrees that no principal, officer, director, shareholder, partner, member, investor, manager, representative, trustee, officer, employee or agent of Owner or of its members or partners shall be personally liable for any of the obligations of Owner hereunder and that Property Manager must look solely to the assets of Owner for the enforcement of any claims against Owner arising hereunder. In addition, Property Manager hereby waives in connection with any such claim any right it may have to a jury trial and any punitive or consequential damages.

26

11.14.    Notices. Any notice required or desired to be given under this Agreement shall be given in writing and shall be deemed sufficiently given and served for all purposes when personally delivered or delivered by any generally recognized courier, or by certified or registered mail, addressed to the appropriate address shown below. Any notice given by depositing it in the United States mail as certified or registered mail, postage prepaid, shall be deemed given five (5) business days after deposit.

Owner: With a copy to: With a copy to:
KBS Legacy Partners Lombard LLC
c/o KBS Capital Advisors, LLC
620 Newport Center Drive, Suite 1300
Newport Beach, California 92660
Attn: David Snyder

KBS Legacy Partners Lombard LLC
c/o Legacy Partners Residential Realty LLC
7525 SE 24th Street, Suite 180
Mercer Island, WA 98040
Attn: Kerry Nicholson

KBS Legacy Partners Lombard LLC
c/o Legacy Partners Residential Realty LLC
4000 E. Third Avenue, Sixth Floor
Foster City, California 94404
Attn: W. Dean Henry/Guy K. Hays

Property Manager: With a copy to: With a copy to:
Legacy Partners Residential, Inc.
650 S. Cherry Street, Suite 825
Denver, CO 80246
Attn: Derek Avery

Legacy Partners Residential, Inc.
7525 SE 24th Street, Suite 180
Mercer Island, WA 98040
Attn: Kerry Nicholson

Legacy Partners Residential, Inc.
4000 E. Third Avenue, Sixth Floor
Foster City, California 94404
Attn: W. Dean Henry/Guy K. Hays

11.15.    Counterparts. This Agreement may be executed in any number of counterparts and each such counterpart shall be deemed to be an original instrument, but all such executed counterparts together shall constitute one and the same instrument.

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[remainder of page intentionally left blank]

28

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the Effective Date.

OWNER:	KBS LEGACY PARTNERS LOMBARD LLC, a
Delaware limited liability company

By:	KBS LEGACY PARTNERS PROPERTIES
LLC, a Delaware limited liability company, its
sole member

By:	KBS LEGACY PARTNERS LIMITED
PARTNERSHIP, a Delaware limited
partnership, its sole member

By:	KBS LEGACY PARTNERS
APARTMENT REIT, INC., a
Maryland corporation, its sole
general partner

By: /s/ Guy K. Hays
Name: Guy K. Hays
Title: Executive Vice President

PROPERTY MANAGER:	LEGACY PARTNERS RESIDENTIAL, INC. , a
Delaware corporation

By: /s/ Guy K. Hays

Name:	Guy K. Hays

Title:	President

29

EXHIBIT A

LEGAL DESCRIPTION OF PROPERTY

PARCEL 1:

TRACT B OF COVE LANDING ASSESSMENT PLAT NO. 2 OF TRACT 9 IN COVE LANDING ASSESSMENT PLAT OF THE WEST ½ OF THE SOUTHEAST 1/4 (EXCEPT THE NORTH 660.00 FEET THEREOF AND EXCEPT THE NORTH 31 ACRES OF THAT PART THEREOF LYING SOUTH OF THE NORTH 660.00 OF SAID WEST ½ OF THE SOUTHEAST ¼ AND EXCEPT THAT PART OF THE SOUTH 50.00 FEET AS MEASURED PERPENDICULAR TO AND PARALLEL WITH THE SOUTH LINE OF THE WEST ½ OF THE SOUTHEAST ¼, LYING EAST OF THE WEST 25.00 FEET THEREOF AND LYING WEST OF THE EAST 300.00 FEET THEREOF) OF SECTION 19, TOWNSHIP 39 NORTH, RANGE 11 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN DUPAGE COUNTY, ILLINOIS.

PARCEL 2:

EASEMENTS FOR INGRESS AND EGRESS TO AND FROM FINDLEY ROAD OVER THE WALKWAYS AND ROADWAYS CONSTRUCTED OR TO BE CONSTRUCTED ON PORTIONS OF THE PROPERTY ADJACENT TO PARCEL 1 ON THE WEST AND NORTH AS SET FORTH IN THAT CERTAIN DECLARATION OF EASEMENTS AND LICENSE RECORDED AS DOCUMENT R71-18281 WHICH RIGHTS WERE CONVEYED BY DEED RECORDED SEPTEMBER 24, 1987 AS DOCUMENT R87-140825.

PARCEL 3:

NON-EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS OVER THE “FINDLEY ROAD ACCESSWAYS” AS SET FORTH IN THAT CERTAIN DEVELOPMENT AGREEMENT RECORDED JUNE 29, 2001 AS DOCUMENT R2001-131054.

A-1

EXHIBIT B

RENTAL GUIDELINES
Property Manager may enter into new leases for space at the Property and renew or extend existing leases without Owner’s prior written consent provided that each such lease:

1)	for residential apartment units:

a)	is documented using, and does not materially deviate from, the standard lease form attached as Exhibit C to this Agreement, other than changes required by law or any governmental agency; and

b)	shall be for initial terms of at least six (6) months and not more than twelve (12) months, unless a longer lease is included in the Annual Business Plan.

2)	provides for rental rates and terms no less than the suggested daily rates provided by YieldStar unless otherwise approved by Owner.

3)
is not for a corporate apartment unit except that the Property Manager may enter into an arms-length lease for corporate apartment units of up to ten percent (10%) of the total number of apartment units, unless the Annual Business Plan provides for more than ten percent (10%) of the total number of apartment units to be available as corporate apartment units; provided, however, unless otherwise approved by Owner Property Manager will not allow more than 10 corporate leases to expire in any given month.

4)
is an arms-length transaction with a tenant that is not an Affiliate of Owner or Property Manager (with the exception of apartment units which may be leased to employees of an Affiliate of the Owner or Property Manager as designated in, and at rental rates no less than those set forth in, the Annual Business Plan).

5)	Equal Housing Opportunity: Property Manager will do business in accordance with the Federal Fair Housing Law.

6)	Resident Income: Except as approved by Owner in writing, prospective residents will have monthly income which will at a minimum be three times the monthly rent.

7)
Credit: All prospective residents must have satisfactory credit as determined in the best judgment of Property Manager. As evidence of prospective residents' satisfactory credit history, Property Manager shall procure a background check and credit report for prospective tenants from a national reporting agency.

8)
Employment: Property Manager shall confirm employment and salary for prospective tenants for at least the prior three years by, among other satisfactory methods, contacting prior employers of prospective tenants.

9)	Previous Residence: If appropriate, Property Manager shall confirm satisfactory residency for prospective tenants, including without limitation, contacting previous landlords of prospective tenants.

10)	Rental Guideline Changes: Any material changes in the above guidelines shall be submitted to the Owner for review and approval.

B-1

EXHIBIT C

STANDARD RESIDENTIAL LEASE FORM

(SEE ATTACHED)

C-1

LEGACY PARTNERS RESIDENTIAL RENTAL LEASE AGREEMENT

1.    PARTIES. This RENTAL LEASE AGREEMENT (hereinafter “Lease” or “Agreement”) dated «LeaseDate» between Legacy Partners Residential, Inc., solely as agent for the Owner (hereinafter "Agent"), and «Resident1», «Resident2», «Resident3», and «Resident4», (collectively hereinafter "Resident"). Resident along with the following minor persons, «NamesofALLMinors» shall be authorized occupants. Upon execution of this Lease, Resident agrees to pay to Agent a non-refundable administrative fee in the amount of $«AdminFee» for administrative costs associated with processing applicable paperwork.
2.    RENTAL INFORMATION – RELIANCE - DISCLOSURE. This Lease is executed subsequent to Resident completing a Rental Application (Addendum A). Resident acknowledges that Agent is entering into this Lease in reliance on the information contained in Resident's rental application and any and all other information provided to Agent by Resident. If such information is false or materially misleading, then Agent shall have the option to terminate this Lease. Resident shall promptly notify Agent in writing of any subsequent change in the information provided by Resident on Resident’s Rental Application. Agent may provide information on Resident or Resident’s rental history for law enforcement, governmental, or business purposes and may report unpaid amounts to credit agencies.
3.    TERM AND DESCRIPTION. Agent hereby leases to Resident, and Resident hereby leases from Agent, the Premises in the «CommunityName» apartment community known as «Address», «AptNumber», «CityZip», County of «County», State of Illinois (“Premises”) subject to the terms and provisions hereof, for the term beginning on «StartMonth» «StartDay», «StartYear» (the “Commencement Date”), and ending at close of business on «EndMonth» «EndDay», «EndYear» (the “Expiration Date”). Except for any month-to-month periods, any renewals or extensions of the Lease or term for an additional specified term or renewal must be in writing and signed by both Resident and Agent.
4.    RENT. Resident agrees to pay Agent periodic total monthly rent of $«TotalRent» per month, commencing on «StartMonth» «StartDay», «StartYear». The total monthly rent is the sum of the base monthly rent of $«BaseRent», less a monthly concession of «MonthlyConcession», plus the options monthly rent of $«OptionalRentTotal». Resident agrees to pay monthly options rent in the following amounts for the following options: $«GarageParkingRent» Garage Rent, Carport / Parking Rent $«OptionalRentTotal», $«StorageRent» Storage Rent, $«PetRent» Pet Rent, $«WasherDryerRent» Washer & Dryer Rent, and $«OtherRent» Other Rent. Other Rent consists of (specify): «SpecifyOtherRent». Resident shall pay total monthly rent on or before the first day of each month without demand or notice by Agent. Resident shall pay all sums under this Lease when due with no grace period and Agent may demand any sum due under this Lease on the date it is due. Resident shall pay all amounts due to Agent at the onsite management office, or at such other place Agent may designate in writing from time to time. Resident shall pay all sums due under this Lease by check, money order, or certified funds. Upon written notice and regardless of Resident’s default, Agent may at any time require Resident to pay Agent all sums in certified funds, or in one monthly check or payment rather than in multiple checks or payments. Resident shall not pay Agent in cash. Agent shall apply on Resident’s account all monies received from Resident in Agent’s sole and absolute discretion, regardless of any notations on payments made by Resident or when Resident’s obligation to pay such monies arose. Unless authorized by statute, Resident's promise and covenant to pay rent is independent, absolute, without right to setoff, offset, or deduct by Resident, for any reason whatsoever including but not limited to any alleged breach of Agent or Owner claimed by Resident. Regardless of whether specifically stated in any applicable provision of this Agreement, including any Addendum, any and all rent, amounts, charges, sums, damages, or money owed by Resident under this Lease shall be considered rent, and Agent shall have all remedies for non-payment of any amount including eviction. If Resident tenders any payment to Agent that is less than the full amount due, Agent may accept, and Agent’s acceptance shall not constitute an accord and satisfaction under any circumstances regardless of any endorsement to the contrary or otherwise on any instrument tendered or offered in payment. Any such payment shall only be deemed a partial payment “on account” of the full amount due.
Concession Granted    ☐N/A     ☐Yes
(If “Yes”, describe concession given) __________________________________________________________
5.    PRORATION. If this Lease commences on a date other than the FIRST day of the month, the Rent for the partial month shall be computed based upon a daily rate, which shall be calculated by dividing the monthly rent by the number of days in the applicable month and shall be due upon execution of the Lease. If this Lease commences after the 20th day of the month, payment of the Rent for the partial month together with Rent for the next full month will be required upon execution of the Lease. Notwithstanding any preliminary calculations to the contrary, the Rent due upon execution of the Lease shall be $«ProRateRent» and covers Rent through «ProRateEndDate». If at any time any prorated amounts are due under this Lease, any such prorated amounts will be calculated in accordance with this paragraph.
6.    SECURITY DEPOSIT. Resident agrees to deposit with Agent $«GarageParkingDeposit» for garage deposit, $«RemoteDeposit» for remote deposit, $«AccessCardDeposit» for access card deposit, $«PetDeposit» for a pet deposit, $«SatelliteDeposit» satellite deposit, and $«AptDeposit» as a general security deposit. Resident’s deposits total $«TotalDeposits» (hereinafter collectively “Security Deposit”) to secure Resident’s performance of this Lease. Regardless of the purpose of any Security Deposit, Agent may apply any deposit to any sum owed by Resident. Agent on behalf of Owner shall retain any interest earned on the Security Deposit unless otherwise required by law. Agent shall initially hold Resident's Security Deposit, subject to further assignment, as authorized by law. If Owner sells the premises, upon Agent’s compliance with the applicable law, Resident will look solely to any successor owner or landlord (collectively “Landlord”), or the successor landlord's broker or manager, as the case may be, for satisfaction of all claims relating to said Security Deposit, and shall not look to Agent. Upon a sale or change in management, Resident specifically consents to and authorizes the transfer of Resident’s Security Deposit to a successor Owner or management company. Resident shall not apply or use any portion of the Security Deposit as an offset or reduction to the payment of rent or other sums due under this Lease at anytime for any reason whatsoever. Agent shall have the right to apply such portion(s) of the Security Deposit reasonably necessary to remedy any default(s) by Resident in the payment of rent, or to repair any damage to the Premises or to Agent’s or Owner’s property caused by Resident. Regardless of whether specifically stated in any applicable provision of the Lease, Resident shall always be liable to Agent for any damage caused by Resident, any occupant, child, family member, guest, invitee, licensee of Resident, or any other person on the Premises or the community due to Resident. Regardless of any Security Deposit, if Resident is liable for any damages, Resident

Revised 1/2015

shall pay Agent such damages upon demand. Agent’s right to possession of the Premises upon Resident’s default shall not be limited in any respect because Agent holds any Security Deposit. If Agent applies any portion of the Security Deposit for any purpose while Resident is in possession of the premises, Resident shall promptly pay Agent upon demand the amount necessary to restore the deposit to the original amount. Resident’s legal liability to Agent shall not be limited under any circumstance to the amount of the Security Deposit. Resident remains liable for and shall promptly pay Agent all sums due under this Lease in excess of the Security Deposit including but not limited to all amounts for damages or repairs. Upon vacating for any reason, if Resident does not leave the Premises in as good condition as when received by Resident from Agent, normal wear and tear excepted, Agent may apply such portion of the Security Deposit reasonably necessary to restore the Premises to said condition. Agent may also apply the Security Deposit to effect repairs, or to pay any sum owed by Resident to Agent whatsoever, including but not limited to any amount for final cleaning or repair of floors, floor coverings, drapes, blinds, windows, walls, fixtures, and appliances, and any damage caused to the Premises by smoking or smoke. If Resident fails to clean the premises in accordance with Agent’s written move-out policies, Agent may withhold or deduct reasonable charges to complete such cleaning from the Security Deposit. Resident contracts for such cleaning. If Resident fails to leave the premises infestation free or otherwise causes any infestation, Resident contracts to pay reasonable extermination charges to restore the premises to infestation free status. Any extermination charges may be deducted from Resident's Security Deposit. Upon move-out, Resident agrees to schedule with Agent an inspection of Premises. If Resident fails to do so, Resident waives all rights to a joint inspection, and any damage caused to the Premises will be determined solely by Agent. Agent agrees within thirty (30) days after termination of this Lease, or surrender and acceptance of the Premises whichever occurs last, Agent shall mail to Resident at Resident’s last known address a written statement listing the full and specific reasons for all charges against the Security Deposit together with a refund of the balance, if any, of the Security Deposit to Resident. Prior to vacating, Resident shall provide in writing to Agent and the U.S. Postal Service each Resident’s individual forwarding or last known address. Resident agrees that any change of forwarding or last known address provided by Resident to Agent shall only bind Agent if receipted for by Agent. If more than one person signed this lease, Agent may issue one check for the Security Deposit refund payable jointly to all Residents and mail such check to any last known address of any Resident.
7.    UTILITIES. Agent agrees to pay for (if checked) ☐ water, ☐ sewer, ☐ gas, ☐ electric, ☐ trash, ☐ basic cable. In addition to Rent, Resident agrees to pay any and all other utilities, including related deposits and transfer charges that Agent has not specifically agreed to pay. Resident shall transfer into Resident’s name or account effective on the Commencement Date all utilities serving the premises that are to be paid for by Resident. For any utility bill or account in Resident’s name, Resident shall not change out of Resident’s name or allow any such utility to be disconnected for any reason or by any means, including but not limited to non-payment of utility bills until the Resident moves out of the Premises. Resident consents to any utility company notifying Agent of Resident’s failure to pay any utility, or of any pending disconnection. Resident shall be liable for all utilities until the date Resident vacates or until the date Resident could have moved out if Resident had given proper notice, whichever date is later. Utilities shall be used only for normal household purposes and not wasted. If Resident agrees to pay any utility, Agent reserves the right to pay any such utility and bill Resident for any utility, including a reasonable billing or administrative charge for such billing. If Resident reimburses Agent for any utility charge, Resident agrees to pay such sum on or before the FIRST day of each month or any date set forth in any bill from Agent to Resident for any utility. Resident shall pay to Agent upon move-in a one-time utility transfer fee of $«UtilityTransferFee». Agent shall have the exclusive right to change or install utility lines, meters, sub-metering or load management systems, and similar electrical equipment serving the Premises. For any utility that Resident reimburses Agent for or that Agent bills Resident, including Agent may base reimbursement or billing on any commercially reasonable method of measuring, estimating, or allocating utility usage among the community’s residents that Agent reasonably deems to be appropriate, including but not limited to RUBS (“Resident Utility Billing System”), and Agent may change such method upon thirty (30) days notice to Resident. If any utilities are sub-metered for the Premises, Agent will attach an addendum to this Agreement if required by law. Agent shall have the right, upon thirty (30) days notice to Resident, to increase the total monthly rent due by an amount reasonably related to any increase in the cost of any Utility or Service that Agent has agreed to pay. If Agent provides cable TV at the Community, Agent may change the cable channels or services provided, at Agent’s sole discretion, during the Lease term if the change applies to all applicable residents of the community.
8.    LATE, RETURNED CHECK, EVICTION, AND OTHER FEES AND CHARGES. If Agent has not received the total monthly rent from Resident for any given month on or before the third day of the month in which such rent is due, Resident shall pay a late charge of $50.00 on the 4th day of the month plus $5.00 per day commencing on the 5th day of the month for each and every day monthly rent or any portion thereof that remains outstanding and unpaid. Agent agrees that the $5.00 per day late charge will not exceed the number of actual days in a given month that the amount of rent has not been paid. Dishonored check(s) are any checks that are dishonored or not paid upon presentment for any reason, or any electronic payments not paid or credited for any reason. Resident agrees to pay Owner twenty-five dollars ($25.00) for each dishonored check, in addition to any applicable late fees. Upon demand, Resident must immediately replace any dishonored check with certified funds. If Resident tenders to Agent two or more dishonored checks, Resident shall without notice, demand, or request make all further payments to Agent in certified funds. If Resident makes any payment in response to an eviction notice or demand for rent or possession, Resident shall make such payment in certified funds and not by any electronic payment method. If Resident makes any payment in response to an eviction notice or demand for rent or possession after the five-day demand period has expired, in addition to any other amounts due, Resident shall pay agent <<$EvictionFee>> for eviction administrative and attorneys’ fees and court costs. The eviction administrative fee is not a late fee or penalty but rather is an addition to any charges set forth in this Agreement. Resident agrees to pay all Sheriff’s fees if Agent evicts Resident and incurs Sheriff’s fees.
9.    NOTICE TO VACATE. Resident shall give Agent at least thirty (30) days written notice of Resident's intent to vacate the Premises at any time and for any reason, whether during or at the end of the Lease term, any extension, or renewal thereof or thirty (30) days written notice of Resident’s intent to vacate when Resident has become a month-to-month tenant. If given, the 30-day notice period commences on the day after Resident gives notice, and Resident shall vacate on or before the last day of the notice period. Resident’s notice to Agent shall be effective only if executed by all Resident(s) who executed this Lease. Resident’s notice of intent to vacate shall only be effective on the date the notice is actually received by or receipted for by Agent. Resident agrees to personally deliver any notice to vacate to Agent to guarantee the effective date of any notice. If Resident vacates without required and proper notice, Resident shall be liable to Agent for thirty (30) days of rent commencing the day after resident vacates the Premises less any amounts of rent previously or actually paid by Resident during the 30-day period. If Resident gives proper notice but vacates prior to the end of the notice period without paying all rent through the notice period, Resident shall be liable to Agent for thirty (30) days of rent less any amounts of rent previously or actually paid by Resident covering the 30-day notice period. Resident agrees that the amounts agreed to be paid by Resident in this paragraph represent a fair amount and method to allocate the numerous risks and

Revised 1/2015

liabilities between Resident and Agent. Regardless of Resident’s notice or failure to give notice, Resident shall also be liable to Agent for any and all other amounts due under the lease, including but not limited to the lease break fee set forth in Paragraph 14, in addition to any amounts set forth in this paragraph.
Resident Must Initial _______________________
10.    DEFAULTS AND REMEDIES. Resident shall be in default if Resident breaks or fails to observe or perform any promise, agreement, or covenant set forth in this Agreement or in any Addendum, or in the Community Policies, including but not limited to Resident’s failure to timely and fully pay any rent and other amounts due, abandoning or vacating the Premises without fully performing all Lease Covenants, or if Resident shall make any misrepresentation. Regardless of whether specifically stated in any Lease provision or Addendum, Resident is always and at all times responsible for the conduct of, shall be liable for, and shall also be in default if any occupant, family member, children, guest, invitee, or any other person about the Premises or Agent or Owner’s property due to Resident, or with Resident’s knowledge or consent, breaches or fails to observe any of Resident’s covenants, promises, or obligations contained in this Agreement or Addendums. If Resident defaults, Agent shall have all remedies provided for in this Agreement and at law. The payment or acceptance of rent after it becomes due, or after service of any notice or the commencement of lawsuit or after any judgment, or after knowledge of any breach by Resident, or after expiration of the Lease, shall not extend this Lease, nor waive or affect said notice, lawsuit, judgment or the rights conferred therein to the Agent. In the event of any default under this Agreement by Agent, unless authorized by statute, Resident’s remedies shall be limited to either an action for specific performance or declaratory judgment. Resident waives the right to an award for damages in consideration of Agent’s Agreement to rent the Premises to Resident. Each right and remedy provided for and to Agent in this Agreement shall be cumulative and shall be in addition to each and every other right or remedy provided for in this Agreement and at law, whichever is greater now or hereafter existing at law or in equity. The exercise or commencement of the exercise by Agent of any one or more rights provided for in this Agreement or at law shall not constitute an election by Agent or preclude the simultaneous or subsequent exercise by Agent of any or all other rights or remedies.
11.    ATTORNEYS’ FEES – COLLECTION RELATED COSTS. Resident agrees to pay Agent all costs incurred by Agent in connection with collecting any rent, amounts, or damages owed by Resident under this Agreement or to enforce any provision of this Agreement, including but not limited to any collection costs and reasonable attorneys' fees from the date any such matter is turned over to an attorney and regardless of whether suit is commenced. Resident agrees to pay eighteen percent (18%) interest compounded annually on all unpaid rent, amounts, or damages owed by Resident from that date of Agent’s final accounting until such time Resident pays all outstanding amounts. Agent and Resident agree that any action or proceeding arising out of or in any way connected with this Agreement, regardless of whether such claim is based on contract, tort, or other legal theory, shall be heard by a court sitting without a jury and thus Resident hereby waives all rights to a trial by jury. In any suit, Agent and Resident agree that the court shall award to Agent Agent’s reasonable attorneys’ fees and costs if Agent prevails in any such suit. Resident agrees that suit shall have the broadest possible meaning and includes by way of example but not by way of limitation any lawsuit, governmental agency action, including but not limited to any fair housing claim, or any other proceeding, between Agent and Resident to enforce this Agreement, arising from this Agreement, or an any way connected with this Agreement or Resident’s tenancy at the Premises, including but not limited to litigation concerning Resident's Security Deposit. Notwithstanding anything to the contrary in this paragraph or Lease, Agent and Resident agree that the Court shall award the prevailing party in any eviction, unlawful detainer, or action brought under 765 ILCS 705, et seq., their reasonable attorneys’ fees and costs.
12.    ABANDONMENT. Resident covenants to occupy the Premises and shall be in default if Resident does not occupy the Premises on a regular, continuing, and consistent basis unless otherwise agreed to by Agent in writing. Resident shall have abandoned or surrendered the Premises if Resident turns in all keys or access devices regardless of whether rent is paid or not. Resident shall have abandoned or surrendered the Premises if the Resident's personal belongings have been substantially removed, and in Agent's reasonable judgment the Resident does not appear to be living in the Premises, and if any of the following events occur: any move-out or notice to vacate date has passed; Resident is in default for non-payment of rent for five (5) consecutive days; water, gas electric, or any other service for the Premises connected in Resident's name has been terminated or disconnected; or Agent is in the process of judicially evicting Resident for any reason. Resident also abandons or surrenders the Premises ten (10) days after the death of a sole resident. If Resident abandons the Premises or vacates the Premises for any reason and leaves personal property within the Premises, Resident specifically and irrevocably waives all title and interest Resident has to such property and grants to Agent full authority to immediately dispose of same without notice, court order, or accountability. Resident shall indemnify Owner, Agent, Agent’s employees and representatives against any claim or cost for any damages or expense with regard to the removal, disposal or storage of any property, including attorneys’ fees and costs regardless of who makes a claim against Agent or any other indemnified in connection with Agent’s removal of any property.
13.    HOLDING OVER. Agent may terminate Resident’s tenancy at the end of any term, extension, or renewal upon thirty (30) days written notice to Resident prior to the end of the term, extension, or renewal being terminated. Any notice given by Agent to any Resident is notice to all Residents who executed this Lease. Agent may deliver any notice to Resident by personal delivery or by posting on the premises. If with the consent of Agent, Resident continues in possession of the Premises after expiration of the Lease Term, any extension, or renewal, this Lease shall become a month-to-month lease, subject to all the terms and conditions of this Lease. If Resident becomes a month-to-month tenant, Resident shall pay Agent for any month-to-month period rent equivalent to the last month of the preceding term plus $«MonthToMonthFee» per month as a month–to-month fee. Resident shall be liable for and pay all month-to-month fees without prior notice or demand from Agent. Agent may raise any rent paid by Resident when Resident is a month-to-month tenant upon thirty (30) days notice to Resident prior to the 1st day of the month for which any rent increase would be effective. The Lease shall then remain in effect on a month-to-month basis until terminated by either party in accordance with the requirements of this Lease or pursuant to statute. Upon receipt of any notice to vacate from Agent, Resident shall vacate on or before date specified in the notice. If without the consent of Agent, Resident continues in possession of the Premises and fails to vacate or fails to turn in any keys after expiration and termination of any lease term, extension, or renewal, or after any notice to vacate, Resident shall be wrongfully holding over. For any wrongful hold over period, Resident shall pay Agent rent in the amount of two (2) times the daily rent calculated by using the total monthly rent from the preceding month.
14.    LIQUIDATED DAMAGES. Resident shall repay any Lease Concessions and shall be liable to Agent for a lease break fee if for any reason prior to the end of the Lease Term, any extension, or renewal, Resident vacates the Premises for any reason without fully performing all Lease covenants including Resident’s covenant to pay all rent due under the Lease (hereinafter “Lease Break Event”) for any term, extension, or

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renewal other than a term for month-to-month. Upon the occurrence of a Lease Break Event, Resident shall pay a lease break fee in the amount of $«LiquidatedDamages» as well as pay, repay, or refund any Lease Concessions in the total amount set forth in any Lease Concession Addendum. Resident shall pay and otherwise be liable to Agent for the lease break fee plus the repayment of any Lease Concessions upon the occurrence of a Lease Break Event regardless of the circumstances which Resident vacates including but not limited to voluntary surrender, at the request of Agent as the result of Resident’s default under the Lease, as the result of an eviction or forcible detainer proceeding or otherwise. Resident agrees that the lease break fee is a liquidated damage amount agreed to by Resident in consideration of, among other things, Agent’s waiver to seek from Resident future rent for the entire amount of any uncompleted rental term, plus re-letting related fees, costs, and expenses in the event of Resident’s default. If a Lease Break Event occurs, Resident and Agent intend and agree to fix and liquidate Resident’s liability for future rent and re-letting damages. Resident agrees that the lease break fee agreed to be paid by Resident upon the occurrence of a Lease Break Event represents a fair amount and method to allocate the numerous risks and liabilities regarding future rent and re-letting damages between Resident and Agent. Resident agrees the lease break fee only relieves Resident from liability for the future payment of base monthly rent and re-letting related costs and expenses. Resident’s agreement to pay the lease break fee and repay any concessions, or Resident’s actual payment of the lease break fee and repayment of any concessions shall not under any circumstances release Resident for any liability to Agent under this Lease for any other charges or amounts due under the Lease, including but not limited to unpaid utilities, cleaning charges, or any physical damages to the Premises, and Resident shall at all times remain liable for said amounts or any other breaches of the Lease. Agent shall retain all remedies for Resident’s breaches and other non-compliance with the Lease. Resident shall not be released from liability on this Agreement for any reason whatsoever unless specifically released by Agent in writing.
Resident Must Initial ________________________
15.    DELAY IN DELIVERY OF POSSESSION AND FAILURE TO PAY UPON COMMENCEMENT. If Agent does not deliver possession of the Premises on or before the Commencement Date for any reason, Agent shall not be liable to Resident for any damages whatsoever for failure to deliver possession on that date, but Rent payable under this Lease shall be abated on a daily basis until Agent delivers possession to Resident. If Agent does not deliver possession of the Premises to Resident within thirty (30) days from the Commencement Date, either Resident or Agent may thereafter terminate this Lease by written notice. Rent abatement or lease termination does not apply if delay is for cleaning or repairs that do not prevent Resident from occupying the Apartment, or if Agent has offered to Resident substitute Premises of comparable location and quality at no additional cost to Resident. If this Lease is not terminated, the original ending day shall not be extended by reason of any delay in delivering possession of the apartment. Unless otherwise agreed to in writing by Agent, Resident shall pay, prior to occupying the Premises or on or before the Commencement Date of the Lease Term, whichever is earlier, an amount equal to the Total Deposits, any other fees and charges, the prorated rent if the Lease Term commences on a day other than the first day of the month, and the first full month of total monthly rent if this Lease commences after the 20th day of any month. If Resident fails to pay any amount due under this paragraph, Resident shall be in default, and Agent may exercise any and all rights and remedies under this Lease or at law including, without limitation, a notice to quit or five (5) days’ notice of rent and imposition of late fees as set forth in paragraph 8.
16.    MOVE-IN AND MOVE-OUT. Resident acknowledges that Resident has inspected the Premises, and that the Premises are in an acceptable "as-is" condition, and that the Premises are in good, clean, and acceptable repair except as specifically otherwise agreed to by the parties in writing on Resident’s Move-In/Move-Out Checklist (Addendum D). Resident specifically acknowledges that no condition exists in the Premises that makes the Premises materially dangerous or hazardous to Resident’s life, health, or safety. Immediately upon occupying, Resident will inspect the Premises and report any defects or problems on the Move-In/Move-Out Checklist. The Move-In/Move-Out Checklist must be signed and returned to Agent within 48 hours of occupancy upon which it will be attached hereto and made a part of this Lease. Resident’s failure to report any defects or problems with the Premises on the Move-In/Move-Out Checklist within 48 hours of move-in is and shall be a binding admission that the items described in the Move-In/Move-Out Checklist are acceptable and in good condition. Subject to the information on the Move-In/Move-Out Checklist, unless otherwise prohibited by law, Resident accepts the Apartment in as-is condition, without representation or warranty of any kind, whether express or implied. Agent specifically disclaims and Resident specifically waives any warranty or covenant of quiet enjoyment. Upon moving out, Resident must thoroughly clean the apartment, including doors, windows, closets, bedrooms, bathrooms, kitchen appliances, patios, balconies, garages, carports, and storage rooms, and otherwise fully comply with Agent’s written move-out and cleaning policies, which are incorporated by reference. If Resident does not clean adequately, Resident shall be liable for reasonable cleaning charges, including charges for cleaning carpets, draperies, furniture, walls, etc., that are soiled beyond normal wear and tear. Resident shall arrange to meet Agent at the Premises prior to final move-out to inspect the Premises using Agent's Move-In/Move-Out Checklist. Upon move- out, Resident shall deliver to Agent at the onsite Management Office all keys to the Premises, access cards or devices, and remotes (collectively “keys”) issued by Agent to Resident to avoid disputes regarding the date Resident vacated and surrendered the premises. Resident shall not have vacated and surrendered possession of the Premises to Agent until and unless Resident has either turned in all keys to the Premises and Agent has acknowledged receipt of Resident’s keys, or Resident has abandoned. If Resident fails to turn in keys, Resident agrees that Resident shall be liable for rent and any other damages in accordance with this Lease through the date Resident vacated and surrendered the Premises as determined by Agent in Agent’s reasonable judgment.
17.    USE AND OCCUPANCY. Resident covenants that the Premises are to be used and occupied by Resident as Resident's principal residence, solely as a private residential household, not for any unlawful purpose, and not for any other purpose whatsoever, including any business purpose that is not specifically allowed by this Lease. Conducting any kind of business except as set forth specifically herein, including but not limited to childcare services (defined as the simultaneous care of children from more than one family), in the Premises is prohibited. Resident may conduct business in the Premises if such business activity is conducted entirely by computer, telephone, or mail, and no clients, patients, or other business associates come to the Premises for business purposes; and if any business so conducted complies with all applicable laws. Resident shall only use hallways, passageways, and access points for entry or exit. Resident shall show due consideration for others and shall not behave in a loud or obnoxious manner, interfere with, disturb, or threaten the rights, comfort, health, safety, convenience, quiet enjoyment, and use of the community by Agent, Agent’s employees, Owner, or Owner’s agents or employees, other residents and occupants and any of their guests, invitees, or the general public (collectively “others”). In Agent’s sole discretion, Agent may limit or prohibit Resident from photographing or videoing the community common areas or any persons in the common areas. Resident shall not disrupt or interfere with Agent’s business operations, or communicate with Agent, Owner, or their employees in an unreasonable, rude, or hostile manner. Agent may exclude from Resident’s apartment or the apartment community guests or others who, in Agent’s reasonable judgment, have been violating the law, violating this Agreement, or

Revised 1/2015

disturbing other residents, neighbors, visitors, or Agent, its employees, or others. Agent may also exclude from Resident’s apartment or any outside area or common area any person who refuses to show photo identification or refuses to identify himself or herself as a Resident, occupant, or guest of a specific resident in the community. Agent may deny any Resident access to the Premises, including by changing the locks, if any court or legal order restrains or bars a Resident from the Premises. Agent shall be the sole judge of acceptable conduct. Resident agrees not to permit, commit, or suffer any conduct disorderly or otherwise, noise, vibration, odor, or other nuisance whatsoever about the Premises, having a tendency to annoy or disturb others and to use no machinery, device, or any other apparatus which would damage the Premises or annoy others. Resident shall not injure Agent’s or Owner’s reputation by making bad faith allegations against Agent or Owners to others. Occupation of the Premises is subject to applicable occupancy standards determined by law and by Agent. Only authorized occupants shall occupy the Premises. Agent must approve any change of authorized occupants in writing prior to occupancy except for children born or adopted during the term of the Lease, but such children are subject to applicable occupancy standards. If any unauthorized person occupies the Premises for more than seven (7) days without Agent’s consent, such person shall be deemed an unauthorized occupant and shall be subject to Agent’s approval. Any approval of any occupant is in Agent’s sole and absolute discretion. Agent may specifically condition any approval upon, among other things, such unauthorized occupant completing the normal residency application process including a rental application and paying Agent’s application fee or other customary fees and charges required by new residents. Upon Agent’s demand, Resident shall provide to Agent any information necessary to establish the residence of any person who appears to be residing at the Premises in Agent’s reasonable judgment. If Agent claims that any person residing in Resident’s Premises is an unauthorized occupant, Resident shall bear the burden of proving in any court action or eviction proceeding that the person challenged by Agent as an unauthorized occupant does not reside at the Premises.
18.    PROHIBITED CONDUCT. Resident shall not engage in, commit, or permit unlawful activities whether or not such unlawful activities occur in, near, or about the Premises. Resident shall not physically harm others or himself. Except for minor traffic violations, Residents shall comply with and otherwise not violate any laws, regulations, statutes or ordinances, or engage in any conduct or activities that would cause Agent to be in violation of the same. Resident shall not create, bring onto, store, or use within Premises any hazardous or toxic substances, waste materials, pollutants, or contaminants. Resident and other persons shall not engage in or facilitate any criminal activity. Criminal activity means any crime regardless of felony or misdemeanor classification, conviction, or penalty and includes but is not limited to any criminal activity that has as one of its elements the use, attempted use or threatened use of physical force against the person or property of another; any intimidation or harassment of others; the manufacture, sale, distribution, use or possession of a controlled substance, as defined by federal law, or defined by any other law, the manufacture, sale, distribution, use or possession of any illegal drug regardless of amount, or the possession of drug paraphernalia. Resident and Agent agree that any criminal activity as defined in this paragraph, this Lease, or at law is an act which endangers the person and willfully and substantially endangers the property of Agent, Owner, co-Residents, persons living on or near the premises, and that such criminal activity constitutes a substantial material incurable breach of this Agreement. Resident agrees that Resident is at all times responsible for the conduct and actions of all occupants, children, family members, guests, invitees, licensees of Resident, or any other person on the Premises or the community due to Resident, regardless of any culpability or knowledge on Resident’s part. Resident may not assert as a defense in any eviction action against Resident based on violation of this paragraph that Resident did not know any other person was in violation of this paragraph. Because Resident and Agent agree that a violation of this paragraph constitutes a material incurable breach of this Agreement, Resident specifically, knowingly, and intentionally waives any and all legal rights of any kind whatsoever to claim or insist that Agent must first serve Resident with a demand for compliance or possession in order to initiate an eviction action against Resident for recovery of the Premises. Upon any violation of this paragraph by Resident, Agent may terminate Resident’s right to occupancy without terminating the Lease or Resident’s obligation to pay rent as set forth in the Lease at Agent’s election. Agent’s termination of Resident’s right to occupancy shall be effective with right of eviction upon ten (10) days notice to quit or five (5) days notice to quit if pursuant to 765 ILCS 705/5. Unless required by law, Agent shall not be required to serve any other notices upon Resident in order to terminate Resident’s right of possession. Proof of the violation of this paragraph shall be by a preponderance of the evidence, unless otherwise provided by law.
19.    USE OF AMENITIES AND COMMUNITY POLICIES. Resident agrees to comply with all rules, regulations, and policies now or hereafter set forth by Agent pertaining to the use of community swimming pools, playground, sport court, tennis court, Jacuzzi, sauna, barbecue, fitness center, fire pit, or any other amenities. In addition to any other applicable provision, Resident agrees to indemnify and hold Agent and Owner harmless from any cost, expense, loss, damage, or lawsuit resulting from any injury to Resident’s property, Resident, Resident’s family, guest, invitee, or any person as a result of the use of any amenities. Resident agrees to abide and comply with all rules and regulations of the apartment community (hereinafter “Community Policies”) as promulgated by Agent. Resident’s failure to abide with, comply with, or breach of the Community Policies is a default under this Lease and subjects Resident to eviction. By executing this Lease, Resident acknowledges receipt of the current Community Policies. Resident agrees and acknowledges that Agent may from time to time amend, abolish, change, or enact new Community Policies for health, safety, business, financial, legal, or any other legitimate reasons as long as the Community Policies apply to all applicable Residents. Resident further acknowledges that Agent may amend, change, abolish, or enact new Community Policies without prior notice to Resident, and that all Community Policies are effective upon distribution to Resident regardless of whether Resident has acknowledged receiving or consented to any change in or enactment of any Community Policy at any time.
20.    MAINTENANCE OF PREMISES. Resident shall use customary diligence in maintaining and not damaging the premises, and/or the common areas of the community. Resident shall maintain the residence in a clean, sanitary, neat, safe, fit, habitable, and undamaged condition; shall not permit any unlawful or wasteful activity on the Premises; and shall comply with all laws regarding public health and safety. Resident shall dispose of all ashes, rubbish, garbage, and any other waste in a clean and safe manner on a regular basis. Resident must use plumbing fixtures and facilities, electrical, sanitary, heating, ventilating, air conditioning, and any other mechanical systems and appliances in a safe and reasonable manner and in the manner and for the purposes for which they were designed. Without Agent’s prior written consent, Resident shall not make any alterations to the Premises, place stickers, deface or permit the defacing of any part of the Premises; use or install any shades, awnings or window guards; tamper with, install, or remove any existing alarm systems, locks, air-conditionings units, space heaters, antennas, additional phone or cable TV outlets, satellite dishes, or additional fixtures. Resident shall not drill any holes into the walls, woodwork, or floors of the Premises. If Resident makes or installs any decorations, alterations, additions, or fixtures without Agent’s prior written consent, Resident agrees to remove, correct, repair, or replace at Resident’s expense. Unless authorized by statute or by Agent’s prior written consent, Resident shall not perform any repairs, painting, wallpapering, carpeting, electrical changes or modifications to electrical appliances, or otherwise alter the Premises in any manner. In order to prevent damage in the Premises and to the community and to, among other things, retard and prevent mold and mildew in humid conditions, and to avoid freezing pipes in cold weather, Resident shall at all times provide appropriate or reasonable climate

Revised 1/2015

control, ventilation, and lighting in the unit based on the circumstances. For similar reasons and others, Resident shall promptly notify Agent in writing of any mechanical, plumbing, air conditioning or heating malfunctions, visible moisture accumulation, water leakage, or mold growth.
21.    REPAIRS AND MALFUNCTIONS. Resident shall promptly request, in writing, any repairs to be made to the Premises or its fixtures, alarm devices, and other equipment that belong to Agent, except in the case of emergency when oral requests for repairs to the management office will be accepted. In any circumstance or situation which involves immediate, imminent, or substantial risk of harm or damage to property or person, their health or safety, Resident shall notify Agent immediately of any such circumstances, situation, malfunction, or necessity for repair. Such circumstances may include but are not limited to malfunctions of equipment, fixtures, alarm devices, overflowing sewage, utilities (electrical shorts, gas leaks, or uncontrollable running water), smoke, fire, explosions, or any other cause. Upon Agent’s actual receipt of Resident’s written request for repairs (or upon Agent’s oral notification in case of an emergency), Agent shall act with reasonable diligence and in a commercially reasonable manner, depending on the facts and circumstances in making such repairs. After any request for repair by Resident, or during the making of any repair by Agent, the Lease shall continue in full force and effect and the rent shall not abate during any such period, except in the event of a casualty event making the Premises unfit for habitability within the meaning of Paragraph 30. In making any repair or maintaining the Premises or property, Agent may temporarily turn off equipment and interrupt utilities to the Premises or Property or temporarily take any additional action reasonably necessary, in Agent’s sole and absolute discretion, to effect the repair or perform the maintenance, and to avoid damage to property, the Premises, or the community without any liability to Resident whatsoever. Resident shall not under any circumstances whatsoever either deduct from rent for any repair or make any repair and attempt to deduct the cost from rent owed to Agent.
22.    LIABILITY. Resident, Resident's family, occupants, guests, invitees, or any person entering on or about the Premises due to Resident (hereinafter collectively "Resident") assume any risk(s) whatsoever of damage or injury, whether to person or property, loss, or destruction of property, in connection with Resident's occupancy of the Premises or in association with Resident’s use of the community of which the Premises are a part (hereinafter "Risks"). Such Risks include but are not limited to damage or injury caused by third parties, animals, fire, smoke, water, water leaks, fire sprinklers, ice, snow, lightning, explosions, mold, theft, vandalism, weather or natural elements, interruption of heating/cooling, utilities, and plumbing systems, use of storerooms or lockers, use of swimming pools, fitness and business centers, recreational facilities, fire pit, or any other amenity or facility located in the apartment community or the lands constituting the same. Agent has no duty to remove any ice, sleet, or snow but may remove any amount with or without obligation, notice, or liability. Resident agrees that all property kept in the Premises shall be at the risk of the Resident. To the greatest extent permitted by law, Agent shall not be liable to Resident, even for negligent acts or omissions of Agent or Agent's agents, for any damage or injury, whether to person or property, loss, or destruction to Resident's property, including, but not limited to any damage or injury, whether to person or property, loss, or destruction of property sustained by Resident from any cause, including but not limited to the causes and Risks set forth herein. To the greatest extent permitted by law, Resident agrees to hold Owner and Agent harmless and to indemnify Owner and Agent against and from any lawsuit, loss, cost, expense, damage, or claim including attorneys' fees and costs resulting from any injury, whether to property or to person, whether to Resident, Resident’s family, occupants, guests, invitees, or any person entering the Premises or the community of which the Premises is a part. Unless prohibited by law, Resident waives any insurance subrogation rights or claims against Agent, Owner, and their insurers. No employee, agent, or management company is personally liable for any of Agent’s contractual, statutory, or other obligations merely by virtue of acting on behalf of Agent. All provisions regarding Agent’s non or no-liability and no-duty apply to Owner, Owner’s and Agent’s employees, agents, and management companies. BECAUSE RESIDENT IS NOT COVERED BY OWNER’S OR AGENT’S INSURANCE AND BECAUSE OF THE RISK ASSUMED BY RESIDENT UNDER THIS LEASE AND PARAGRAPH, AGENT REQUIRES RESIDENT AND RESIDENT AGREES TO SECURE A COMPLYING RENTER’S INSURANCE POLICY TO INSURE AND PROTECT RESIDENT AGAINST RISK OF LOSSES FROM ANY CAUSE. RESIDENT AGREES THAT A COMPLYING RENTER’S INSURANCE POLICY IS AN ALL RISK PROPERTY AND LIABILITY INSURANCE POLICY WITH $100,000 MINIMUM OF LIABILITY COVERAGE. RESIDENT AGREES THAT RESIDENT MUST MEET ALL RENTER’S INSURANCE REQUIREMENTS IN BOTH THIS LEASE AND THE RENTER’S INSURANCE ADDENDUM PRIOR TO AGENT BEING OBLIGATED TO PROVIDE RESIDENT WITH KEYS TO THE PREMISES. If Resident fails to obtain and maintain renter’s insurance, Resident’s failure shall constitute a material breach of this Lease. To avoid such a breach, Resident agrees that Agent may, but is not required to, purchase, at Resident’s expense, a policy of standard coverage that meets such insurance requirements. Resident also agrees that the cost of any insurance purchased by Agent for Resident shall be charged to Resident as additional rent.
23.    SECURITY AND CRIME. Agent disclaims any and all warranties of security, crime prevention, or reduced risk of crime whether express or implied. Resident acknowledges and agrees that protection against criminal action is not within Agent’s power, that Agent does not provide and does not have a duty to provide any security protection services, security lighting, or any other security measures at the Community, that Agent may but has no obligation to conduct criminal background checks on actual or potential residents or occupants, that Resident shall look solely to the police and public law enforcement for security protection, and that Resident is responsible for their and their occupants personal security at all times. Agent shall not be liable for failure to provide any security or security related measures and for any criminal or wrongful actions by third parties against Resident, occupants, guests or others, including actions by others which cause damage to the property of Resident, occupants or guests. Any security measures taken by Agent shall at all times be for Agent’s own purposes and may be altered, changed, or abolished by Agent at any time. Any security measures taken by Agent shall not create any obligation on Agent’s part to guarantee that such measures are working or are operational, or to take further measures, shall not create a guarantee of security or effectiveness or a guarantee against crime or reduced risk of crime, and shall not constitute in any respect a waiver of, or in any manner modify, or alter Agent’s disclaimers of security as set forth in this paragraph. Resident agrees not to act in any way, which may interfere with or impair any security measure or device in use or put in use by Agent. In the event of accident, fire, smoke, suspected criminal activity, or other emergency involving imminent harm, Resident should contact local medical emergency, fire, or police personnel. Resident should then contact Agent. If Resident or any occupant or guest is affected by a crime, Resident shall make a written report to Agent and to the appropriate local law-enforcement agency and furnish to Agent the law-enforcement agency’s report number upon request. Information regarding registered sex offenders is available from local law enforcement agencies upon request.
24.    RE-ENTRY. Resident shall allow Agent access to the Premises at all reasonable times for the purpose of inspection, to make necessary repairs or improvements, or to show the Premises to prospective residents, purchasers, or mortgagees, or to any other person having a legitimate or necessary interest therein. Agent shall have the right to re-enter the Premises, with notice when practical, without notice when not practical, at any reasonable time to examine, inspect, repair, show, or for any other legitimate or necessary purpose which Agent determines in its sole

Revised 1/2015

discretion. No entry or re-entry by Agent shall constitute an eviction in whole or in part, at any time, nor shall Agent be liable to Resident for any inconvenience or discomfort, and the rent shall not abate during any period that Agent re-enters. Agent may enter, regardless of whether Resident is present, by duplicate key or by breaking a window or other means when necessary in Agent’s sole discretion. Agent may enter at anytime in response to an emergency.
25.    ASSIGNMENT. Agent may assign this Lease. Resident shall not assign this Lease, or sublet the Premises, or any part thereof without the prior written consent of Agent, which consent may be withheld in Agent's sole and absolute discretion. Resident shall not allow any person to occupy the same other than those occupants listed in this Lease to whom the Premises are rented under this Lease. Resident may add, subtract, or substitute one or more Residents but only after first obtaining Agent’s written consent. Agent conditions any change of residents on requiring any proposed Resident to complete Agent’s application process and upon all parties executing all documents required by Agent, including but not limited to executing a written release of applicable security deposits. If Agent approves a replacement, any departing Resident(s)’ Security Deposit automatically will transfer to and for the benefit of the replacement Resident(s), and the departing Resident(s) waive any and all security deposit rights including any rights to an accounting or refund.
26.    JOINT and SEVERAL LIABILITY. Each person executing this Lease is fully and personally liable and obligated for promises, covenants, and agreements in this Lease, including but in no way limited to the promise to pay any and all rent and other amounts. In the event of default, Agent may enforce his rights under this Lease against each person individually or against all the persons. Agent’s notice to any Resident constitutes notice to all Residents and occupants.
27.    VEHICLES AND PARKING. Not withstanding anything to the contrary, Resident agrees that Agent shall have the exclusive right and power to regulate and control any aspect of motor vehicles (includes cars, trucks, motorcycles, RVs, trailers, etc.) and parking at the community at any time. Agent’s right and power includes but is not limited to the right but not the obligation to assign or designate parking spaces. If Resident has executed a Garage, Carport (Parking), Storage Addendum, Resident agrees that Agent may cancel, change, or amend the Garage, Carport (Parking), Storage Addendum or reassign Resident a different garage, and/or parking space upon 72 hours written notice to Resident.
28.    ANIMALS - PETS. Resident shall not be allowed to have or bring, even temporarily, any animal (including mammals, reptiles, birds, fish, rodents, or insects) anywhere in the Premises or on the community property at any time, except by prior written consent of Agent. If Agent agrees to permit Resident an animal (“pet”), prior to having any pet on the Premises or at the community, Resident agrees to pay all applicable fees and deposits, and both Resident and Agent must sign a separate pet agreement or addendum. Resident’s bringing into or onto the Premises or the community property or the keeping or possession of any animal for any duration without Agent’s written consent shall constitute a substantial violation of this Lease. Resident agrees that violation of this paragraph may result in the immediate termination by Agent of Resident’s right to possession of the Premises upon ten (10) days notice to quit with no right to cure, and subsequent eviction from the Premises.
Resident Must Initial ________________________
29.    SEVERABILITY. Invalidation of any one of the foregoing provisions, covenants, or promises by judgment or court order shall in no way affect any of the other provisions, covenants, or promises contained in this Agreement which will remain in full force and effect. No provision, covenant, or promise contained in this Agreement shall be deemed invalid or unenforceable because such provision, covenant, or promise does not provide for or grant Agent or Resident equal or reciprocal rights.
30.    CASUALTY, CONDEMNATION, OR EMINENT DOMAIN. If the Premises or any part of the community are destroyed due to fire, explosion, or other casualty, or if the Premises or any part of the community become unsafe, hazardous, or uninhabitable as determined by Agent in its sole and absolute discretion, Agent may, at its option, upon written notice to Resident either immediately terminate this Lease or repair the Premises. Regardless of the extent of damage to the Premises or any portion of the community, Agent may also upon written notice immediately terminate this Lease, if in Agent’s sole and absolute discretion, any repairs necessitated by any event would be either impractical or dangerous if Resident continued to occupy the Premises. If Agent elects to repair the Premises and if the damage or casualty event is not due to Resident’s negligence or intentional conduct in Agent’s sole and absolute determination, the Rent on the damaged Premises shall be abated and prorated from the date on which the Premises became uninhabitable to the date on which Resident may reoccupy the Premises, as determined by Agent in its sole discretion. If the damage or casualty event is due to Resident’s negligence or intentional conduct, the rent shall not abate or prorate and Resident shall be liable to Agent for any amounts due under this Lease plus all damage caused by such negligent or intentional conduct. If the damage or casualty event is not due to Resident’s negligence or intentional conduct and if Agent elects to repair the Premises, Agent may, but has no obligation to, provide suitable substitute accommodations within the Community upon terms and conditions acceptable to Agent. If Agent provides any substitute accommodations, Agent may but shall not be required to pay any costs associated with providing any substituted accommodations. After any casualty event and repair, Agent may elect to have Resident vacate any substituted accommodations or Premises and reoccupy any repaired Premises. If Agent does not elect to repair the Premises, the building in which the Premises are located, or the community, this Lease shall immediately terminate. In the event of any casualty, Agent shall under no circumstances be obligated to Resident for finding or paying for replacement accommodations and for any other expense, damage, or inconvenience suffered by Resident. Resident is required to obtain appropriate insurance to protect Resident against such event. If the whole or any part of the Premises is taken by governmental authority under eminent domain for any public or quasi-public use or purpose, then the Lease Term will terminate on the date when possession of the part so taken is required for such use or purpose. All damages awarded for such taking will belong to and are the property of Agent.
31.    ENFORCEABILITY – BROKERAGE RELATIONSHIP. Legacy Partners Residential, Inc. (“Legacy”) and Resident(s) have NOT entered into any Real Estate Brokerage Agency Agreement or Relationship. The working relationship between Legacy and Resident(s) is only for the Premises leased. Resident understands and acknowledges that Legacy is the Agent for the property owner (Owner), and Legacy represents only the Owner’s interests in this transaction. Legacy is not considered an agent for the Resident(s) at any time for any reason. Resident(s) are a customer in this transaction. A customer is a party to a real estate transaction with whom the broker (Legacy) has no brokerage relationship because such party has not engaged or employed the broker, either as the party's agent or as the party's transaction-broker. Resident(s) acknowledge that prior to executing this Lease, Legacy advised and recommended that Resident(s) obtain either their own broker or legal advice from an attorney if Resident(s) desired representation in this transaction. The Owner of the property has designated Legacy as its general Agent and granted to Legacy the authority to manage and administer the Premises and Property and to enter into, administer, and enforce provisions of this Rental Agreement or Lease and any subsequent renewals. Resident acknowledges that Agent, or its successor as appointed by

Revised 1/2015

Owner has legal standing and is a real party in interest in or to any judicial action or proceeding regarding this Lease. In the event of any actual or alleged failure, breach or default by Agent: 1) the sole and exclusive remedy shall be against the legal entity that owns the apartment community (“Ownership Entity”) and its Ownership Entity assets; 2) Regardless of whether a natural person or not, no individual member, partner, or shareholder (hereinafter collectively “member”) of the Ownership Entity shall be sued or named a party to any suit or action; 3) No service of process shall be made against any member of the Ownership Entity; 4) No member of the Ownership Entity shall be required to answer or otherwise plead to any service of process; 5) No judgment will be taken against any member of the Ownership Entity; 6) any judgment taken against any member of the Ownership Entity may be vacated and set aside as to any member of the Ownership Entity, and each of them; 7) No writ of execution will ever be levied against any assets of any member of the Ownership Entity; 8) These covenants and agreements are enforceable both by Owner and member of the Ownership Entity, and shall survive any termination of Resident’s right to possession of the Premises or any termination of this Lease.
32.    NON-WAIVER. No waiver of any term, provision, or condition of this Lease or Agent’s failure to insist upon strict compliance with the terms of this Lease in any one or more instances shall be a further or continuing waiver of any such term, provision, or condition, or as a waiver of any other term, provision, condition or right under this Lease, or a waiver of Agent’s right to act on any current or future violation by Resident, or to make any current or future demand for payment of any amounts due under this Lease. Resident’s obligation to pay any rent, lease break fee, or any other amounts shall not be waived, released, or terminated by Agent’s service of any notice, demand for possession, or institution of any forcible entry and detainer action which may result in a termination of Resident’s right of possession. Agent’s acceptance of any sums of money from Resident following an event of default shall be taken to be a payment on account by Resident and shall not constitute a waiver by Agent of any rights, nor shall any such payment cure Resident’s default if such payment is less than the full amount due and outstanding, nor shall any such payment from Resident reinstate this Lease or Resident’s right to possession if previously terminated by Agent. During any period that Resident has been served with, is under, or subject to a demand for compliance for breach of any non-monetary covenant, Resident agrees to pay rent or any other amounts due, and Agent may accept any such payments and Agent’s acceptance of the same shall not be a waiver of Agent’s rights on any notice or demand for non-compliance for breach of a non-monetary covenant. When Agent’s consent is required, Agent’s consent in one or more instances shall not be deemed continuing consent or relieve Resident of obtaining Agent’s consent in the future.
33.    ENTIRE AGREEMENT. This Lease contains the entire Lease between the Agent and Resident and may not be modified in any manner except by an instrument in writing signed by both Resident and Agent. Resident acknowledges that neither Agent nor any of Agent’s representatives have made any oral promises or representations not contained herein, and that Agent’s onsite representatives (including management personnel, employees, and agents) have no authority to waive, amend, modify, or terminate this Lease or any part of it, unless in writing, and no authority to make promises, representations, or Leases that impose any duties or obligations on Agent unless in writing. In filling out, processing, and completing this Lease contract some clerical, scrivener’s, human, computer, and/or mathematical errors may occur. In the event of any such errors or mistake, Resident agrees to cooperate with Agent to execute or re-execute any document necessary to correct any such mistake or error upon demand by Agent. If Resident fails to cooperate by executing or re-executing any document, Agent may terminate this Lease upon ten (10) days notice to quit.
34.    FAIR HOUSING. Agent is dedicated to honoring all fair housing laws. Agent will permit reasonable accommodations and modifications as required by fair housing laws. Prior to making any modifications, Resident and Agent may be required to enter into a modification agreement to govern the approval and implementation of any modifications as well as restoration obligations, if any. Resident agrees that requests for reasonable accommodations and modifications are facilitated when made in writing and agrees to make all such requests in writing when possible. Resident acknowledges that Agent has written forms to facilitate fair housing requests and that Agent will assist Resident in any fair housing matter upon request.
35.    MILITARY. If Resident becomes an active duty member of the United States Armed Forces or in the event of a military transfer by an active duty member of the United States Armed Forces to another active duty station, Resident may terminate the Lease, without penalty, in accordance with the following terms and conditions: (i) Resident must deliver to Agent at least thirty (30) days prior written Notice to Vacate; (ii) Resident must deliver to Agent a copy of the official orders that deploy Resident with a military unit for a period of not less than ninety (90) days or permanent change-of-station orders to permanently depart the local area to a military base which is more than fifty (50) miles from either (1) the main gate of the military base to which Resident was assigned to as of the Effective Date of the Orders or (2) in the case of a new active duty member, from the Community; (iii) all unpaid Rent, if any, must be paid through the effective day of such termination; and (iv) Resident must make satisfactory arrangements with Agent to pay all costs incurred by Agent to repair the damages referred to below, if any. Upon completion of the above terms and conditions, Resident’s obligations and responsibilities under the Lease shall then be deemed fulfilled. A transfer due to deployment with a military unit for a period of less than ninety (90) days (unless Resident no longer receives quarters allowance), separation, retirement, enlistment term expiration, and/or a move to base housing does not constitute a permanent change-of-station order. After Resident has vacated the Premises, Resident is entitled to the return of Resident’s Total Deposits, less lawful deductions for damages to the Premises, reasonable wear and tear excepted. The release of a Resident under this paragraph will not release any other Resident, unless such other Resident is the spouse or legal dependent of the Resident receiving permanent change-of-station orders.
36.    LOW INCOME OR SUBSIDIZED HOUSING. If Resident entered into this agreement as a Low-Income Tenant, Subsidized Tenant, or as a Tenant on a Tax Credit Property, the community may be subject to laws and regulations that would result in Owner losing the tax credit or other subsidies for the Premises or for the entire property if a single Tenant does not meet applicable program requirements. Accordingly, if it is discovered at any time after execution of the Agreement, that Resident either failed to initially qualify or fails to continue to qualify with respect to the income computation and certification required under the Internal Revenue Code or any law adopted by any applicable governmental authority governing the property, Agent may terminate this Agreement upon ten (10) days written notice to Resident or five (5) days notice to quit pursuant to 765 ILCS 705/5. Resident specifically agrees and acknowledges that Agent shall have this right of termination regardless of the reason Resident does not qualify or meet program requirements, including but not limited to as a result of any material misrepresentation made by the Tenant or due to any mistake, regardless of cause and regardless of who made the mistake.
37.    ADDENDUMS
The following documents whether attached or not hereby become additional provisions to this Lease when checked:

Revised 1/2015

A	☒	Rental Application
B	☒	Concessions Addendum
C	☒	Community Policies Addendum
D	☒	Move-In / Move-Out Inspection Checklist Addendum
E	☒	Standard Charge Addendum
F	☒	Renter’s Insurance Addendum
G	☒	Pet Addendum
H	☒	Access Cards, Devices, and Remotes Addendum
I	☒	Garage, Carport (Parking), Storage Unit Addendum
J	☒	Washer / Dryer Addendum
K	☒	Antenna and Satellite Dish Addendum
L	☒	Mold Prevention Addendum
M	☒	Pest Control Addendum
N	☒	Security Policy and Release Addendum
O	☒	Fitness Center & Business Center Rules, Regulations Addendum
P	☒	Pool Rules and Regulations Addendum
Q	☒	Utility and Services Addendum
R	☒	Waste Valet Services Addendum
S	☒	Drug-Free/Crime-Free Services Addendum

T	☐	Lease Change Addendum
U	☐	Assistive Animal Addendum
V	☐	Lead-Based Paint and Asbestos Addendum
W	☐	No Smoking Addendum
X	☐	Parking Permit Addendum
Y	☐	Intrusion Alarm Addendum

BINDING EFFECT. This Lease shall be binding upon and inure to the benefit of Agent and Resident and their respective successors and assigns. This Lease shall be construed under Illinois law. By executing below, each Resident represents that he or she is of legal age and has the required capacity to enter into this binding Lease. This Lease is not effective against Agent or Owner until executed and delivered to Resident by Agent. However, Resident’s execution shall constitute an offer to lease the Premises pursuant to the terms of this Lease, this offer shall remain irrevocable for a period of seven (7) days after the date of execution by Resident. THIS LEASE CONSTITUTES A LEGALLY BINDING CONTRACT ENFORCEABLE BY LAW. EXECUTION BY THE PARTIES ACKNOWLEDGES FULL ACCEPTANCE OF ALL THE TERMS AND CONDITIONS CONTAINED HEREIN.
IN WITNESS WHEREOF, Agent and Resident have executed this Lease as of the date set forth below.

______________________________________________	_____________________________________________________

Community Manager	Resident - «Resident1»
Legacy Partners Residential, Inc.

Solely As Agent for Owner	_____________________________________________________
Resident - «Resident2»

_____________________________________________________
Resident - «Resident3»
_____________________________________________

Agent	_____________________________________________________

Legacy Partners Residential, Inc.	Resident - «Resident4»
Solely As Agent for Owner

Date ______________________

Revised 1/2015

ADDENDUM B - CONCESSIONS

This is an Addendum to the Lease dated «LeaseDate» (the “Lease”), by and between Legacy Partners Residential, Inc., Agent (hereinafter “Agent”) for the Owner of the Apartment Community known as «CommunityName», and «Resident1», «Resident2», «Resident3», and «Resident4» (collectively hereinafter “Resident”), for the premises known as «Address», «AptNumber» * «CityZip», County of «County», State of Illinois (“Premises”).

The following is a list of Concessions that are being given to Resident during the term identified in the Lease, not including any month–to-month holdover period. Resident understands that these concessions may or may not apply upon any renewal, transfer, or extension, depending on the terms of any renewal, transfer, or extension.

Resident Must Initial ________________________

1.	Monthly concession of $«MonthlyConcession»

2.	«Concessions1»

3.	«Concessions2»

4.	«Concessions3»

1.     In the event monthly rent is not paid on or before the third day of the month in which such rent is due, any Lease Concession received by the Resident(s), as specified above, will become void for the delinquent month and must be repaid to the Property by the 4th day of the current month along with any applicable late fee(s).
Resident Must Initial ________________________

2.     In the event the Resident vacates the Premises before the lease term expires, any current or prior Lease Concession received by the Resident, as specified above, will become void, and all current and prior concessions must be repaid in full to the Property on or before the move-out date in accordance with the Lease Agreement. In the event of any conflict between this Addendum and Resident’s Lease Agreement, Resident’s Lease Agreement shall control. This Addendum in no way changes the terms or conditions of the Lease.

Resident Must Initial ________________________

______________________________________________	_____________________________________________________

Community Manager	Resident - «Resident1»
Legacy Partners Residential, Inc.
Solely As Agent for Owner
_____________________________________________________
Resident - «Resident2»

_____________________________________________________
Resident - «Resident3»
_____________________________________________

Agent	_____________________________________________________

Legacy Partners Residential, Inc.	Resident - «Resident4»
Solely As Agent for Owner

Date ______________________

Revised 1/2015

ADDENDUM C - COMMUNITY POLICIES

This is an Addendum to the Lease dated «LeaseDate» (the “Lease”), by and between Legacy Partners Residential, Inc., Agent (hereinafter “Agent”) for the Owner of the Apartment Community known as «CommunityName», and «Resident1», «Resident2», «Resident3», and «Resident4», (collectively hereinafter “Resident”), for the premises known as «Address», «AptNumber» * «CityZip», County of «County», State of Illinois (“Premises”).

Resident shall comply with the Community Policies stated below and any additional rules applicable to the Premises, the Property, and common areas that Agent may deem necessary and that are publicly posted as provided by law.

1.     All monies received by Agent must be in the form of approved electronic fund transfers, personal check, money order, cashier’s check, or certified funds. No cash will be accepted at the management office.

     Resident Must Initial ________________________

2.    All garbage, rubbish, and waste shall be promptly disposed of in a clean and sanitary manner at reasonable and regular intervals and is not to be left on patio, balcony, near front door, or beside the Dumpster. However, if the Community has Valet Waste Services, Resident may leave trash in designated receptacle by front door. Resident assumes all costs of fumigation and extermination of infestation occurring during the Resident’s tenancy as a result of Resident’s failure to comply with this policy or for any other reason caused by Resident.

Resident Must Initial ________________________

3.     Resident and their guests shall refrain from making loud or boisterous noise or any other objectionable behavior. Resident shall observe and comply with quiet hours that are between 10:00 p.m. and 7:00 a.m. Resident and their guests shall not commence, suffer, or permit any nuisance in, on, or about the Premises or Property or in any way annoy, molest, or interfere with the quiet enjoyment of any other Residents or with the management of the community.

Resident Must Initial ________________________

4.    There shall be no playing, running, loitering, or consumption of alcoholic beverages in public halls, stairways, elevators, sidewalks, garage, parking areas, or in any inappropriate common area as determined by Agent in Agent’s sole discretion..

5.    No bicycles, baby carriages, motorcycles, or other personal effects shall be stored in or near halls, stairways, elevators, laundry rooms, sidewalks, or other public areas. Resident shall remove any shopping cart brought unto the property.

6.    No wires, aerials, antennas or satellite dishes for radio or television shall be installed on the roof, balconies, patios, decks, or other parts of the building without prior written permission of the Agent.

7.    No blinds, awnings, draw shades, or non-conforming curtains or drapes shall be installed on windows of the apartment without written permission of Agent. No aluminum foil or tinting on windows or the posting of signs or messages in or on any window shall be permitted. Holiday decorations shall not be put up more than thirty (30) days prior to any holiday and shall be removed no more than thirty (30) days after any holiday. Agent in its sole discretion retains the right to have Resident change or alter the appearance of any window or outside door to maintain the appearance desired by Agent.

8.    No signs or advertising shall be posted in or about the apartment, community, or common areas without written permission of Agent. There shall be no door-to-door advertising or soliciting by Resident or their guests.

9.     Toilets and sinks are to be used only for the purpose for which they are intended. Do not dispose of dust, rubbish, coffee grounds, toys, diapers, sanitary napkins, tampons, dental floss, cat litter, etc., into toilets or sinks. Resident shall be charged for the unplugging and repairs of toilets, sinks, and garbage disposals due to misuse.

Resident Must Initial _________________________

10.    Resident is not permitted access to the roof, except in case of an emergency.

11.    The laundry room(s) and its facilities shall be used only for washing and drying of the usual personal and household articles. No cleaning with flammable materials or dyeing of clothes in washing machines is permitted. Agent and/or Owner shall not be responsible for loss or damage to personal property. Drying of clothes or other household articles shall not be permitted on patios, balconies, or hallways.

12.    Motor vehicles include but are not limited to cars, trucks, motorcycles, RVs, trailers, etc. No recreational or commercial vehicles, trailers, boats, or campers shall be stored or parked on the community or common areas at any time. Commercial vehicles are permitted on the Property only with prior written consent of Agent. Oversized vehicles that occupy more than one parking space are not permitted on the Property at any time. Resident shall not use any parking area or space for storage. Changing oil, performing mechanical repairs, or washing vehicles or motorcycles in any parking garage, area, or space is prohibited. Resident and their guests are allowed to park within the community in designated

Revised 1/2015

parking spaces only. Any vehicle that in Agent’s reasonable determination is unsightly, unsafe, unauthorized, prohibited, unlicensed or that has expired tags, abandoned, improperly parked, illegally parked, parked in a reserved or designated space, impedes traffic, impedes property operations or services, leaks, or that is inoperable will be towed at owner’s or Resident’s expense. Notice is not necessary but will be attempted when practical or feasible. Motorcycles are to be parked only in assigned stalls and are not permitted on the sidewalks, in landscaped areas, or in any building at any time. Any vehicle parked in fire lanes, designated reserved spaces, or handicap spaces without proper authorization will be towed at Agent’s discretion without notice to the owner. Any vehicle that belongs to any Resident or occupant that has surrendered or abandoned possession of the Premises may be towed immediately without notice. Parking garages, areas, or spaces shall only be used for parking and not for any other purpose. Resident agrees that Resident’s use of any parking facility, area, or space is at Resident’s sole and exclusive risk. If Agent tows any vehicle, Resident shall be liable for and pay Agent or any other person all costs and expenses incurred or associated with any towing. Resident agrees to hold Agent harmless and indemnify Agent if any towing of any vehicle of Resident, occupant, or guest is required.

Resident Must Initial _________________________

13.    In the event Resident is locked out of their apartment, Agent shall assist in gaining entry to the apartment, without charge during office hours. The charge assessed outside of office hours is $40.00.

Resident Must Initial ______________________

14.     The use of balconies and patios for the purpose of storage and/or laundry drying is prohibited. Breezeways are not to be used as a patio or storage. Balconies and patios must be maintained in a neat, clean, and attractive condition. Only outdoor and/or patio furniture is allowed on any patio or balcony. Gasoline or other hazardous materials are not to be stored in the Premises, or any storage area, or any garage, or parking space. Dead plants, boxes or garbage are prohibited on balconies/patios at all times. Resident shall not hang or place towels, swimwear, blankets, or anything else on or over any balcony. Resident shall promptly comply with Agent’s request to clean, remove property, or alter the appearance of any patio or balcony that in Agent’s sole discretion is unsightly or otherwise does not comply with this paragraph.

Resident Must Initial ________________________

15.    Resident acknowledges the existence of an operating smoke detector and carbon monoxide alarm in the apartment. These safety devices have been installed in accordance with the manufacturer’s published instructions and Resident understands that these devices have been provided to help insure the Resident’s safety, but must not be considered a guaranty of safety. Resident agrees to keep, test, and maintain both safety devices in good repair. Batteries may not be removed from the smoke detector or carbon monoxide alarms, unless inspection and/or maintenance of the devices make it necessary to do so. These responsibilities are in effect throughout the Resident’s occupancy. Resident agrees to give immediate written notification to the leasing office should any detector be malfunctioning or missing. Resident understands that, per State Code Regulations, a service representative must gain access to said apartment every six (6) months to check the detector’s operation. Proper notification will be given.

Resident Must Initial ________________________

16.     Resident understands that as a “We Care” service and as a convenience to the Resident, the Management/Leasing office will accept packages/mail/deliveries on behalf of the Resident, unless a written notice is given stating that the Resident does not want this service. The Resident also agrees to pick up packages/mail/deliveries within five (5) days of delivery or it will be returned to the sender. Unless Resident notifies Agent and applicable carrier otherwise in writing, Resident authorizes Agent to accept, but Agent has no obligation to accept, packages on behalf of Resident and/or occupant on the terms set forth in this paragraph. Once the delivery company has notified Resident that it has delivered a package for Resident to the Management/Leasing Office, Resident must pick-up such package within five (5) business days. Resident agrees that Agent shall not be responsible for lost, misplaced, stolen, or damaged packages accepted by Agent on behalf of Resident or occupant.

17.    Resident agrees (i) that only Resident, occupant, and guests may use the recreational facilities and amenities located in the Community including but not limited to, the community center, laundry facilities, swimming pools, tanning beds, spas, tennis courts, business centers, fitness centers, and exercise equipment, if any (collectively, “Facilities”); (ii) to abide, and to cause each occupant and guest to abide, by all rules and regulations (posted or otherwise, as the same may be amended by Agent from time to time) for the use of the Facilities; (iii) to avoid, and to cause each occupant and guest to avoid, conduct which Agent in its reasonable business judgment deems inappropriate or disruptive; and (iv) that, in the event of a default under this paragraph by Resident or any occupant or guest, Agent may suspend or revoke Resident’s or any occupant’s or guest’s use of any or all of the Facilities and such a default shall constitute a default under the Lease. Resident, on his/her own behalf and, to the extent permitted by law and in equity, on behalf of each of occupant and guest, hereby assumes all health risks and all risks of personal injury, death, property loss or other damages and releases Agent from liability which may result from or arise out of attendance at or use of the Facilities by Resident, occupant or guests, as the case may be.

18.    Resident agrees to conform to all rules, regulations, and policies now or hereafter set forth by Agent pertaining to the use of community swimming pools, playground, sport court, tennis court, Jacuzzi, sauna, barbecue, fire pit, etc. Resident further agrees to indemnify and hold Agent and Owner harmless from any loss, cost, expense, damage, or lawsuit including reasonable attorneys’ fees incurred or sustained as a result of or in connection with the use of any community amenity or property. Resident also indemnifies and holds Agent and Owner harmless from any lawsuit or damages resulting from any injury to Resident, Resident’s family, guest, employees, or any person as a result of use of any amenities. The Agent shall not be liable for failure to operate swimming pool, pool area, sauna baths, whirlpool and/or other recreational facilities, and Agent reserves the right to close any and all these facilities at any time at its sole discretion.

19.     Use of any charcoal grill, fire pit, or deep fryer is strictly prohibited anywhere on the Community. Resident shall not maintain or use any other type of barbecue grill or similar device or apparatus (“grill”) if prohibited by any law, ordinance, or regulation, including but not

Revised 1/2015

limited to any fire department rule or policy. Before grilling or barbecuing, Resident shall verify with the onsite management office whether barbecuing or grilling is permissible at Resident’s community. If permissible and not prohibited, Resident will only grill or barbecue in compliance with any applicable laws and these community policies and the Lease Agreement.

Resident has read and agrees to comply with all of the Community Policies. Resident understands that failure to follow any of the stated policies is a violation of the Lease and is grounds for termination of Resident’s right of occupancy and eviction from the Premises.

______________________________________________	_____________________________________________________

Community Manager	Resident - «Resident1»
Legacy Partners Residential, Inc.
Solely As Agent for Owner
_____________________________________________________
Resident - «Resident2»
_____________________________________________

Agent	_____________________________________________________

Legacy Partners Residential, Inc.	Resident - «Resident3»
Solely As Agent for Owner
_____________________________________________________
Resident - «Resident4»
Date ______________________

Revised 1/2015

ADDENDUM D - MOVE-IN / MOVE-OUT INSPECTION CHECKLIST

This is an Addendum to the Lease dated «LeaseDate» (the “Lease”), by and between Legacy Partners Residential, Inc., Agent (hereinafter “Agent”) for the Owner of the Apartment Community known as «CommunityName», and «Resident1», «Resident2», «Resident3», and «Resident4», (collectively hereinafter “Resident”), for the premises known as «Address», «AptNumber» * «CityZip», County of «County», State of Illinois (“Premises”). Resident agrees that inspection executed by single Resident binds all Residents as to the condition of unit at move-in or move-out.
Move-in Date: «StartMonth» «StartDay», «StartYear». Move-Out Date:

Item/Area	Move-In	Move-Out	Cost	Item/Area	Move-In	Move-Out	Cost
KITCHEN				BATHROOM #1
Floor Covering			$	Floor covering			$
Walls				Walls
Ceiling-lights				Towel Racks
Stove				Doors
Outside-controls				Ceiling-lights
Burners-drip pans				Exhaust
Oven-racks				Bowl & Seat
Broiler pan				Counter Area
Hood-filter				Counter top
Fan-light				Sink-faucet-drain
Counter Area				Mirror
Counter top				Tub/Shower
Sinks-faucet				Tub-floor
Drains-disposal				Tile-walls
Dishwasher				Faucet-drain
Outside-controls				Door-runners
Inside (all parts)				Cabinets/Closet
Refrigerator				Doors
Outside				Shelves-drawers
Under				Medicine cabinet
Inside (all parts)				Under sink
Ice cube trays				BATHROOM #2
Microwave				Floor covering
Walls
Cabinets/Closets				Towel Racks
Doors Shelves-drawers Under sink				Doors Ceiling-lights Exhaust
PATIO/BALCONY				Bowl & Seat
Door				Counter Area
Decking				Counter top
Repair				Sink-faucet-drain
MECHANICAL				Mirror
Hot water heater				Tub/Shower
Furnace unit				Tub-floor
Air-conditioner/filter				Tile-walls
Cable T.V. access				Faucet-drain
MASTER BEDROOM				Door-runners
Floor covering				Cabinets/Closet
Walls				Doors
Windows-Screens				Shelves-drawers
Drapes-mini blinds				Medicine cabinet
Closet				Under sink
Ceiling-light
BEDROOM #2
Floor covering				LIVING ROOM/ DINING ROOM
Walls
Windows-Screens				Floor Covering
Drapes-mini blinds				Walls
Closet				Ceiling-light
Ceiling-light				Windows
BEDROOM #3				Screens

Revised 1/2015

Floor Covering	Drapes-mini blinds
Walls	Fireplace
Windows-Screens	Inside
Drapes-mini blinds	Hearth-stonework
Closet	Screen-blower
Ceiling-light	TOTAL CHARGES:
Cleaning
Painting
Carpet/Floor
Drapes
Maintenance/Repair
(If additional pages are needed, please attach, but remember that both parties should receive a copy)
Additional Comments___________________________________________________________________________________________________________
At move-in, Resident specifically acknowledges that no condition exists in the Premises that makes the Premises materially dangerous or hazardous to Resident’s life, health, or safety.

______________________________________________    ________________         _____________________________________
Signature of Inspector (Manager)                Date Move-In            Resident – Move-In
______________________________________________    ________________         _____________________________________
Signature of Inspector (Manager)                Date Move-Out            Resident – Move-Out
MI _________ Apt. Key _________ Club Key _________ Mail Key _________ Laundry Key
MO _________ Apt. Key _________ Club Key _________ Mail Key _________ Laundry Key

Revised 1/2015

ADDENDUM E - STANDARD CHARGE

This is an Addendum to the Lease dated «LeaseDate» (the “Lease”), by and between Legacy Partners Residential, Inc., Agent (hereinafter “Agent”) for the Owner of the Apartment Community known as «CommunityName», and «Resident1», «Resident2», «Resident3», and «Resident4», (collectively hereinafter “Resident”), for the premises known as «Address», «AptNumber» * «CityZip» * , County of «County», State of Illinois (“Premises”).

NORMAL WEAR AND TEAR is defined as the use of an apartment that occurs during the standard occupancy of that apartment. For normal wear and tear of an apartment, there will be no additional charges upon move-out PROVIDING the Resident occupies the apartment for at least twelve (12) months. Specifically, there will be no charge for light painting of walls (one coat); cleaning of carpets (no stain removal or repairs included); and light apartment cleaning (wipe down and dusting).

If the resident occupies the premises for LESS than twelve (12) months, the following charges will be assessed for work required in the apartment. All charges will be evaluated against the original condition of the apartment, as registered on the Move-In/Move-Out Inspection Checklist Addendum.

Following are the established charges, based on apartment size:

	ONE BEDROOM	TWO BEDROOM	THREE BEDROOM
*Painting	$125.00	$150.00	$175.00
*Carpet cleaning	$45.00	$50.00	$65.00
*Touch-up paint	$75.00	$100.00	$125.00
*Turnover cleaning	$85.00	$95.00	$120.00

Wall patching and hook removal -- as billed by vendor. Carpet repairs, stain removal and patching – as billed by vendor. * The charges listed are the minimum charges, and may include administrative costs. Resident will be billed the invoiced amount if higher.

General cleaning, replacements, or damage repairs are not considered to be conditions of normal wear and tear. Listed below are specific cleaning and/or replacement charges that will be applied against the Resident(s) Security Deposit upon move-out. Agent will request payment from Resident of all charges in excess of the Security Deposit when Agent issues a security deposit disposition report to Resident. If Resident fails to pay any amount after Agent’s request, Agent will turn over all uncollected balances to a collection agency.

CLEANING (minimum charges)		REPLACEMENTS (flat charge)
Oven	$15.00	Oven rack	$15.00
Range top	10.00	Door keys	30.00*
Vent hood	6.00	Broken cylinder	30.00
Microwave	15.00	Mailbox keys	20.00
Refrigerator	20.00	Broiler pan	25.00
Kitchen floor	10.00	Stove burner (each)	15.00
Counters	10.00	Crisper cover	65.00
Cabinets	20.00	Trash Removal (per bag)	25.00
Light fixtures (each)	3.00	Peep holes	10.00
Sink	3.00	Interior door(s)	65.00
Dishwasher	10.00	Light globe(s)	10.00
Patio window	10.00	Exterior door(s)	95.00
Balcony	10.00	Screens (each)	25.00
Bathroom floor	10.00	Broken window(s)	75.00
Bathtub (each)	10.00
Bathroom sink (each)	5.00	Mini-blinds (set)	35.00
Toilet (each)	10.00	Vertical blinds	50.00
Shower/tile (each)	30.00	Vertical blind slats	5.00
Bath cabinets	8.00	Safety Detectors	15.00
Mirrors (each)	2.00	Extermination	As invoiced
All fixtures (each)	4.00	Crisper tray	25.00
Windows (each)	5.00	Mirror(s)	50.00
Blinds (each)	$35.00	Parking tag	30.00
Vacuum carpet (per room)	5.00
Drip Pans	$15.00	Light bulb(s)	1.50
		Furniture Removal	27.00 per item
		Mechanical repairs	35.00/hr

*For any specific keys not listed but given to Resident, Resident will be charged the Door Key cost for replacement key.

Resident will also be charged all applicable Dumpster and per man per hour charges for property, trash, or garbage removal. Agent retains the

Revised 1/2015

right to charge Resident(s) for damages not listed herein.

______________________________________________	_____________________________________________________

Community Manager	Resident - «Resident1»
Legacy Partners Residential, Inc.

Solely As Agent for Owner	_____________________________________________________
Resident - «Resident2»

_____________________________________________________
Resident - «Resident3»

_____________________________________________

Agent	_____________________________________________________

Legacy Partners Residential, Inc.	Resident - «Resident4»
Solely As Agent for Owner

Date ______________________

Revised 1/2015

ADDENDUM F - RENTER’S INSURANCE

This is an Addendum to the Lease dated «LeaseDate» (the “Lease”), by and between Legacy Partners Residential, Inc., Agent (hereinafter “Agent”) for the Owner of the Apartment Community known as «CommunityName», and «Resident1», «Resident2», «Resident3», and «Resident4», (collectively hereinafter “Resident”), for the premises known as «Address», «AptNumber» * «CityZip» * , County of «County», State of Illinois (“Premises”).

Resident agrees and acknowledges that Agent has made Renter’s Insurance available to Resident through a current insurance program that is offered at the community (“Insurance Program”). Resident understands and agrees that Owner and Agent:

1.	Are not responsible to Resident for any loss or damage to Resident’s property;

2.	Do not provide insurance for Resident’s personal property or for personal injury to Resident or others; and

3.Require that Resident obtain Resident’s own insurance coverage, provide Agent with an Insurance Certificate evidencing that Resident has a valid complying renter’s insurance policy to insure against risk. The Certificate shall name ________ apartment community as certificate holder, and shall include the following language or similarly equivalent language: If for any reason, the insurance policy for which this certificate of insurance is issued will be cancelled, insurer agrees to mail to all certificate holders ten (10) days prior written notice of such cancellation. Resident agrees to provide proof of insurance to Agent upon Agent’s request.

Resident acknowledges that Resident has read this Addendum and that Agent has given Resident a brochure that explains the Insurance Program that is available to Resident as a Resident of this apartment community. Resident agrees to purchase a complying renter’s insurance policy. A complying policy is an all risk property and liability insurance policy with $100,000 minimum of liability coverage through the Insurance Program or another insurance provider. While not required, Agent and Owner strongly recommend that Resident verifies that Resident’s renter’s insurance also covers additional living expenses. If Resident’s unit is either destroyed or uninhabitable, Resident will need alternative living accommodations. Not all policies cover additional living expenses. Additional living expenses include hotel, meal, laundry, and other costs until Resident’s unit can be repaired or it is determined that Resident has to permanently relocate.

Resident understands that Agent will not deliver keys for the apartment to Resident until Resident has delivered a complying Insurance Certificate evidencing a valid complying renter’s insurance policy to the onsite management office. If at move-in Resident has not presented a complying Insurance Certificate, Resident shall obtain the required insurance through the insurance program currently being offered at the community. If Resident obtains insurance from the Insurance Program and desires to obtain other insurance, Resident shall have the obligation to cancel the Insurance Program policy. Resident shall not allow any gaps in insurance coverage when transitioning insurance providers. Resident agrees to provide Agent a copy of the valid complying Insurance Certificate, or Resident’s valid renter’s insurance policy whenever Agent requests.

Resident understands and agrees that Resident is required to keep Resident’s renter’s insurance valid and current as long as Resident occupies the Premises, and if at anytime Resident fails to maintain a valid and current renter’s insurance policy or provide proof of such valid and current renter’s insurance policy to Agent, Resident will be in default of the Lease.

______________________________________________	_____________________________________________________

Community Manager	Resident - «Resident1»
Legacy Partners Residential, Inc.
Solely As Agent for Owner
_____________________________________________________
Resident - «Resident2»
_____________________________________________

Agent	_____________________________________________________

Legacy Partners Residential, Inc.	Resident - «Resident3»
Solely As Agent for Owner

_____________________________________________________
Resident - «Resident4»

Date ______________________

Revised 1/2015

ADDENDUM G - PET

This is an Addendum to the Lease dated «LeaseDate» (the “Lease”), by and between Legacy Partners Residential, Inc., Agent (hereinafter “Agent”) for the Owner of the Apartment Community known as «CommunityName», and «Resident1», «Resident2», «Resident3», and «Resident4» (collectively hereinafter “Resident”), for the premises known as «Address», «AptNumber», * «CityZip» * , County of «County», State of Illinois (“Premises”).

Resident agrees to pay an additional $«PetRent» per month, beginning on the «StartDay» day of «StartMonth», «StartYear» and each and every month thereafter that Resident is obligated to pay total monthly rent in accordance with the terms of Resident’s lease.

1.     The pet is a full-grown «PetType» (dog/cat, male/female), which is approximately «PetAge» years of age, and weighs «PetWeight» pounds.

2.     The said pet is generally described as follows, insofar as breed and physical characteristics are concerned: «PetDescription».

3.     The pet’s name is: «PetName».

4.    Said pet has been properly licensed and inoculated for rabies and other usual inoculations for the type of animal.

5.    Said pet has been neutered or spayed. Cats must be de-clawed.

6.    Permission to keep a pet is restricted to the particular animal pet described above and does not extend to any other animal whatsoever. Resident agrees that Resident must obtain Agent’s approval for any additional or different pet(s) not specifically listed in this Addendum, pay agent any applicable fee, charges, or pet rent associated with any additional or different pet(s). Resident agrees that Agent may terminate Resident’s occupancy rights in the Premises upon ten (10) days notice to quit if Resident harbors any pet, including any visiting pet, for any duration that is either not expressly approved in writing by agent or that is not covered by a written Pet Addendum.

7.    Pets must be kept in the Premises, on a leash, or carried at all times. Pets will not be allowed to run loose on the grounds or other common areas. Pets cannot be left alone or unsupervised at anytime. Pets cannot be tethered outside, including but not limited to, on any patio or balcony, regardless of whether Resident is at home.

8.    Resident states that said pet will not disturb or pose threat or danger to any other Residents and will not damage any portion of the Property. If in the sole and absolute judgment of the Agent, the pet disturbs or poses a threat to any of the other residents of the Property, the Resident agrees upon ten (10) days written notice, to permanently remove said pet from the Premises. If after receiving notice pursuant to this paragraph Resident fails to remove any pet, Agent may terminate Resident’s occupancy rights upon ten (10) days notice to quit. In any action brought by Agent to enforce this Pet Addendum, Resident shall bear the burden of proof regarding any pet’s status or removal. Resident further agrees that Resident will promptly pay for any damage done to any of the Property by said pet, and further agrees to indemnify and hold Agent and Owner of the Property harmless from any claim, loss, expense, cost, or damage, including reasonable attorneys’ fees by reason of the said pet being on the Property.

9.    Resident agrees to clean up after pet immediately. Resident understands that there will be a $50.00 charge for each incident that the Agent must clean up after said pet.

10.    Prior to having any pet on the Premises or at the community, Resident agrees to pay a $«PetDeposit» pet deposit and a $«NonRefPetFee» non-refundable fee in consideration of Agent allowing the pet. The pet deposit is refundable after termination of occupancy, less the cost of cleaning or repairs made necessary by the pet, or any other sums owed under the Lease. Neither the fee nor the deposit shall limit the Resident’s liability in the event repair or cleaning is required that exceeds the above amount. Resident agrees to pay all damages and costs in excess of the pet deposit. In the event the pet deposit amount is not sufficient to cover these costs, Resident will be responsible for payment of the additional damages and costs.

Revised 1/2015

______________________________________________	_____________________________________________________

Community Manager	Resident - «Resident1»
Legacy Partners Residential, Inc.
Solely As Agent for Owner
_____________________________________________________
Resident - «Resident2»

_____________________________________________________
Resident - «Resident3»

_____________________________________________

Agent	_____________________________________________________

Legacy Partners Residential, Inc.	Resident - «Resident4»
Solely As Agent for Owner

Date ______________________

Revised 1/2015

ADDENDUM H - ACCESS CARDS, DEVICES, AND REMOTES

This is an Addendum to the Lease dated «LeaseDate» (the “Lease”), by and between Legacy Partners Residential, Inc., Agent (hereinafter “Agent”) for the Owner of the Apartment Community known as «CommunityName», and «Resident1», «Resident2», «Resident3», and «Resident4», (collectively hereinafter “Resident”), for the premises known as «Address», «AptNumber» * «CityZip» * , County of «County», State of Illinois (“Premises”).

If applicable, Resident has received «HowManyGateCards» Gate Card(s) or Keys and «HowManyAccessCards» Access Cards to gain entry to the community or particular areas of the community, such as the pool, business center, and fitness center. If applicable, Resident has received «HowManyGateRemotes» Remote(s) to gain entry to the community or Resident’s parking area or garage. If any Gate Card(s), Access Cards, or Remotes need to be replaced or are not returned upon vacating, Resident agrees to pay the following charges: $«GateCardCharges» for each Gate Card, $«AccessCardCharges» for each Access Card, and $«GateRemoteCharges» for each Remote. If no amount is listed, Resident agrees to pay $75.00 for any card or remote. Resident understands that the limited access gates and/or doors in no way guarantees the personal safety of the Resident, their guests, or the safety of the Resident’s property.

______________________________________________	_____________________________________________________

Community Manager	Resident - «Resident1»
Legacy Partners Residential, Inc.
Solely As Agent for Owner
_____________________________________________________
Resident - «Resident2»

_____________________________________________________
Resident - «Resident3»
_____________________________________________

Agent	_____________________________________________________

Legacy Partners Residential, Inc.	Resident - «Resident4»
Solely As Agent for Owner

Date ______________________

Revised 1/2015

ADDENDUM I - GARAGE, CARPORT (PARKING SPACE), STORAGE UNIT

This Addendum to the Rental Lease Agreement dated «LeaseDate»(the “Lease”), is by and between «LeaseDate» of the Apartment Community known as«CommunityName», and «Resident1», «Resident2», «Resident3», and «Resident4», (collectively hereinafter “Resident”), for the premises known as «AptNumber», «Address», «AptNumber», «CityZip», County of «County», State of Illinois (“Premises”).

1.    Garage, carport (parking), or storage unit. Resident leases and is entitled to exclusive possession of: (check as applicable)

☐ garage attached or not attached to the dwelling, numbered as ___________________;		$«GarageParkingRent»
☐ garage is specifically designated for storage
☐ carport (parking space) space number(s) _________; and/or		$«Carport/ParkingRent»
☐ storage unit number(s) __________;		$«StorageRent»
	Total	$«TotalGCSRent»

2.    Additional Monthly Rent. Resident agrees to pay monthly rent for any garage, carport (parking space), or storage unit in an amount set forth above and in paragraph 4 of the Lease Contract. All terms and conditions of the Lease apply to the above areas unless modified by this Addendum.

3.    Use restrictions. Unless a Garage is specifically designated for Storage above, Garage may be used only for storage if, and only to the extent, that a motor vehicle can still be parked in the garage. Storage units may be used only for storage of personal property. No one may sleep, cook, barbeque, or live in a garage, carport, or storage unit. Persons not listed as a Resident or occupant in the Lease may not use the areas covered by this Addendum. No plants may be grown in such areas.

4.    No dangerous items. Items that pose an environmental hazard or a risk to the safety or health of other Residents, occupants, or neighbors in Agent’s sole judgment or that violate any government regulation may not be stored. Prohibited items include but are not limited to fuel (other than in a properly capped fuel tank of a vehicle), fireworks, rags, piles of paper, or other material that may create a fire or environmental hazard. Agent may remove from such areas, without prior notice, items that Agent believes might constitute a fire or environmental hazard. Because of carbon monoxide risks, Resident may not run the motor of any vehicle inside a garage unless the garage door is open to allow fumes to escape.

5.     No Detectors. Agent will not furnish smoke, fire, or carbon monoxide detectors unless required by law.

6.    Security. Any door of a garage or storage unit, and any door between a garage and the dwelling must be kept locked. Keyed deadbolt locks should be locked when Resident leaves.

7.    Agent is not responsible for loss/damage to Resident’s property. Resident will maintain liability and comprehensive insurance coverage for any vehicle parked or stored, or for any other belongings stored. Agent is not responsible for pest control in such areas.

8.    Compliance. Agent may periodically open and enter garages and storerooms to ensure compliance with this Addendum. In the event Agent enters any garage or storerooms, Agent will comply with the notice provisions set forth in the Lease.

9.    No lock changes, alterations, or improvements. Without Agent’s prior written consent, locks on doors of garages and storage units may not be rekeyed, added, or changed, and improvements, alterations, or electrical extensions or changes to the interior or exterior of such areas are not allowed. Resident may not place nails, screws, bolts, or hooks into walls, ceilings, floors, or doors. Resident is liable for and will pay Agent for any damage to any area covered by this Addendum.

10.    Move-out and remedies. If you vacate the Premises at any time for any reasons without fully removing all property from any area covered by this Addendum or leave any property in any area covered by this Addendum, Resident agrees that any property remaining in any area covered by this Addendum shall be abandoned. Resident agrees that all Lease provisions covering or applicable to abandoned property apply to any areas covered by this Addendum, and that Agent may remove and dispose of such property in accordance with any provision regarding abandoned property in the Lease. Agent shall be entitled to exercise all remedies in the Lease if Resident defaults on this Addendum, and all such remedies apply to any areas covered by this Addendum.

Revised 1/2015

______________________________________________	_____________________________________________________

Community Manager	Resident - «Resident1»
Legacy Partners Residential, Inc.
Solely As Agent for Owner
_____________________________________________________
Resident - «Resident2»

_____________________________________________

Agent	_____________________________________________________

Legacy Partners Residential, Inc.	Resident - «Resident3»
Solely As Agent for Owner
_____________________________________________________
Resident - «Resident4»

Date ______________________

Revised 1/2015

ADDENDUM J - WASHER / DRYER

This is an Addendum to the Lease dated «LeaseDate» (the “Lease”), by and between Legacy Partners Residential, Inc., Agent (hereinafter “Agent”) for the Owner of the Apartment Community known as «CommunityName», and «Resident1», «Resident2», «Resident3», and «Resident4», (collectively hereinafter “Resident”), for the premises known as «Address», «AptNumber» * «CityZip» * , County of «County», State of Illinois (“Premises”).

RESIDENT AND LANDLORD AGREE AS FOLLOWS (CHECK ONE):

1. ☐ LANDLORD PROVIDED APPLIANCE:

A. Landlord has agreed to and does hereby lease to Resident a washer and dryer (collectively, “Appliance”) for the sum of <<$Washer/Dryer Fee>> dollars per month (hereinafter, “Appliance Rental”), beginning on «StartMonth» «StartDay», «StartYear» and expiring concurrent with the above referenced Lease, and any extensions. Resident will be liable for all losses resulting from Resident's use of the Appliance. At the end of the expiration of the Lease, and any extensions, Resident will return the Appliance to Landlord in good condition, ordinary wear and tear accepted. Resident will pay the Appliance Rental at the same time (including for the first month of the Lease Term) and location as the monthly Rent. The Appliance Rental is additional "rent" for all purposes.

LANDLORD HAS NOT MADE AND EXPRESSLY DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE APPLIANCE, INCLUDING MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.
Resident will be responsible for notifying Landlord if the Appliance is in need of repair. Any and all repairs done to the Appliance will not be performed without the prior written consent of Landlord. Resident further agrees that the Appliance will not be removed from the Premises at any time without the prior written consent of Landlord.
This Addendum will terminate, and Resident immediately will return the Appliance, upon the happening of any of the following events, whichever shall occur first:

(i)	Immediately, without notice, if payment of the Appliance Rental is not timely paid when due;

(ii)
Resident terminates this Addendum with 30-DAY WRITTEN NOTICE to Landlord, and such notice may only be effective at the end of month, or for a date that is in compliance with the Lease pursuant to Resident giving notice to vacate the Premises pursuant to the Lease. Absent required notice, Resident will remain liable for all amounts under this Addendum until Resident vacates, including holding over or month-to-month periods, and all provisions of this Addendum will remain in effect during such periods, including the provision requiring Resident to give thirty (30) days written notification of intent to terminate this Addendum;

(iii)	Upon 5 days prior notice from Landlord to Resident if Resident breaches this Addendum, other than non-payment of the Appliance Rental; and

(iv)	Immediately upon termination of the Lease term, and any extensions.
If Resident fails to immediately return the Appliance as set forth in this Section 2, Landlord will be entitled to enter the Premises for purposes of taking possession of the Appliance.
The use of the Appliance is subject to the Community Rules and the Lease. Only Resident and Resident’s occupants may use the Appliance. Resident will not misuse or use the Appliance for any other purpose than its intended use. Resident will not use or place any dying materials or chemicals in the Appliance.
Resident understands that the washer and dryer are to remain in apartment «AptNumber» at all times and Agent is not liable for any damage caused by washer and dryer during the use of the washer and dryer. Resident agrees to pay an Appliance fee in the amount of $1000.00 on the date of move-out should Resident fail to return the washer and dryer in its original condition (minus normal wear and tear).

2. ☐ RESIDENT PROVIDED APPLIANCE:

If the Premises to do not have designated hookups for an Appliance, Resident may not and agrees not to install Resident’s own Appliance within the Premises. If the Premises have designated hookups for an Appliance, Resident agrees not to install Resident’s own Appliance without first obtaining Landlord’s written permission, which may be withheld at Landlord’s sole discretion. If Resident receives Landlord’s permission to install and use Resident’s own Appliance, Resident must: 1) follow the manufacturer’s instructions for installation and use new hoses at the time the Appliance is installed (stainless braided water hoses are recommended); 2) use and maintain the Appliance pursuant to the manufacturer’s guidelines; 3) prior to first using the Appliance, allow Landlord to come into the Premises to inspect for leaks.

Revised 1/2015

3. Strict Liability. Regardless of fault, Resident agrees to assume strict liability for all damages to the Premises, to other units in the building where the Premises are located, and to personal property in the Premises and other units caused by Resident’s, Resident’s invitees, guests or occupants use of the Appliance, including but not limited to leaks and flooding. Landlord’s insurance will not cover such damages. Resident agrees to indemnify Landlord and their agents for any and all liabilities and damages of any kind including, but not limited to attorney’s fees and court costs, arising from Resident’s, Resident’s invitees, guests or occupants use of the Appliance. Resident’s renter’s insurance policy must provide coverage for any liability and personal and property damages to the Premises, to other units, and to other residents that may be related to Resident’s use of the Appliance. Landlord will not be liable for any Loss, including damage to personal property, relating to the use of the Appliance. __________(Resident initials)

4. Except as expressly modified by this Addendum, all terms and conditions of the Lease remain unchanged, and the provisions of the Lease are applicable to the fullest extent not inconsistent with this Addendum. If a conflict between the terms of this Addendum and the Lease exists, the terms of this Addendum shall control the matters specifically governed by this Addendum. If any provision of this Addendum is invalid or unenforceable under applicable law, such provision shall be amended to comply with such law. The reformation of any provision of this Addendum shall not invalidate this Addendum or the Lease. An invalid provision that cannot be reformed shall be severed and the remaining portions of this Addendum shall be enforced. Any breach of the terms of this Addendum shall constitute a breach of the Lease to the same extent and with the same remedies to Landlord as provided in the Lease or otherwise available at law or equity. This Addendum does not limit any of Landlord’s rights or remedies stated in the Lease, which are cumulative of those stated in this Addendum.

WASHER SERIAL #ON FILE______    DRYER SERIAL # ON FILE_______

______________________________________________	_____________________________________________________

Community Manager	Resident - «Resident1»
Legacy Partners Residential, Inc.
Solely As Agent for Owner
_____________________________________________________
Resident - «Resident2»

_____________________________________________________
Resident - «Resident3»

_____________________________________________

Agent	_____________________________________________________

Legacy Partners Residential, Inc.	Resident - «Resident4»
Solely As Agent for Owner

Date ______________________

Revised 1/2015

ADDENDUM K - ANTENNA and SATELLITE DISH

This is an Addendum to the Lease dated «LeaseDate» (the “Lease”), by and between Legacy Partners Residential, Inc., Agent (hereinafter “Agent”) for the Owner of the Apartment Community known as «CommunityName», and «Resident1», «Resident2», «Resident3», and «Resident4», (collectively hereinafter “Resident”), for the premises known as «Address», «AptNumber» * «CityZip» * , County of «County», State of Illinois (“Premises”).

A deposit of $«SatelliteDeposit» is required prior to installation of the satellite dish.

A satellite dish or antenna may only be installed on a balcony or patio that is completely within the individual leased premises. No part of the antenna or satellite dish may extend beyond the balcony railing or patio line. Devices that extend the satellite dish or antenna beyond the balcony railing or patio line may not be used. Satellite dishes or antennas may not be installed outside of windows or on roofs.

No holes, whatsoever, may be drilled in any exterior or interior wall, roof, window, or balcony railing. No cable lines may be exposed along the exterior of the building.

The satellite dish or antenna system must be a stand-alone system. Residents may not splice into any existing wires or cable.

Any deviations from this Addendum must be in writing and signed by both Resident and Manager. No verbal contracts will exist.
By signing this document, RESIDENT AGREES TO HOLD AGENT AND OWNER HARMLESS AND INDEMNIFY AGENT FOR ALL DAMAGES, LOSSES, COSTS, AND EXPENSES, INCLUDING REASONABLE ATTORNEYS’ FEES INCURRED BY AGENT, OWNER, OR OTHERS IF RESIDENT BREACHES THIS ADDENDUM, OR THAT ARE INCURRED, CAUSED, OR A RESULT OF RESIDENT’S INSTALLATION OF ANY SATELLITE DISH OR ANTENNA. RESIDENT ALSO ASSUMES COMPLETE RESPONSIBILITY FOR ANY PERSONAL OR PHYSICAL DAMAGE TO ANY PERSON AND/OR PROPERTY AS A RESULT OF THE SATELLITE DISH OR ANTENNA.

______________________________________________	_____________________________________________________

Community Manager	Resident - «Resident1»
Legacy Partners Residential, Inc.
Solely As Agent for Owner
_____________________________________________________
Resident - «Resident2»

_____________________________________________________
Resident - «Resident3»

_____________________________________________

Agent	_____________________________________________________

Legacy Partners Residential, Inc.	Resident - «Resident4»
Solely As Agent for Owner

Date ______________________

Revised 1/2015

ADDENDUM L - MOLD PREVENTION

It is the goal of Legacy Partners Residential, Inc. to provide a quality living environment for its Residents. To help achieve this goal it is important we work together to minimize any mold growth in your apartment. That is why this Addendum contains important information for you, as well as responsibilities for both you and us. This is an Addendum to the Lease dated «StartMonth» «StartDay», «StartYear», by and between Legacy Partners Residential, Inc., Agent for the Owner, hereinafter known as “Agent”, and «Resident1», «Resident2», «Resident3», and «Resident4», hereinafter known as “Resident”. Resident’s apartment number «AptNumber».
ABOUT MOLD
Mold is found virtually everywhere in our environment – both indoors and outdoors and in both new and old structures. Molds are naturally occurring microscopic organisms, which reproduce by spores and have existed practically from the beginning of time. Mold breaks down organic matter in the environment and uses the end product for its food. Mold spores (like plant pollen) spread through the air and are commonly transported by shoes, clothing, and other materials. When excess moisture is present inside an apartment, mold can grow. There is conflicting scientific evidence as to what contributes a sufficient accumulation of mold that could lead to adverse health effects. Nonetheless, appropriate precautions need to be taken.
Preventing Mold Begins With You
In order to minimize the potential for mold growth in your apartment, you must do the following:

•
Keep your apartment clean – particularly the kitchen, the bathroom(s), carpets and floors. Regularly vacuuming, mopping, and using a household cleaner to clean hard surfaces is important to remove the household dirt and debris that harbor mold or food for mold.

•	Immediately throw away moldy food.

•
Remove visible moisture accumulating on windows, walls, ceilings, floors, and other surfaces as soon as reasonably possible. Look for leaks in washing machine hoses and discharge lines, especially if the leak is large enough for water to infiltrate nearby walls. When showering, be sure to keep the shower curtain inside the tub and fully close the shower doors.

In Order to Avoid Mold Growth
It is important to prevent excess moisture buildup in your apartment. Failure to pay prompt attention to leaks and moisture that might accumulate on apartment surfaces or that might get inside walls or ceilings can encourage mold growth. Prolonged moisture can result from a wide variety of sources, such as:

•	Rain water leaking from roofs, windows, doors and outside walls, as well as flood waters rising above floor level;

•	Overflows from showers, bathtubs, toilets, lavatories, sinks, washing machines, refrigerators, A/C drip pans or clogged A/C condensation lines; and

•	Leaks from plumbing lines or fixtures, washing machine hose leaks, leaks into walls from bad or missing grouting / caulking around showers, tubs or sinks.
If Small Areas Of Mold Have Already Occurred On Non-Porous Surfaces (such as ceramic tile, Formica, vinyl flooring, metal, wood or plastic) The Federal Environmental Protection Agency (EPA) recommends that you first clean the areas with soap (or detergent) and water, let the surface dry, and then within 24 hours apply a pre-mixed, spray-on type household biocide, such as Lysol Disinfectant, Pine–Sol Disinfectant, Tilex Mildew Remover, or Clorox Cleanup. Please note only a few of the common household cleaners will actually kill mold. Tilex and Clorox contain bleach, which can discolor or stain. Be sure to follow the instructions on the container. Do not clean or apply household biocides to (1) visible mold on porous surfaces, such as sheet rock walls or ceilings, or (2) large areas of visible mold on non-porous surfaces. Instead, notify us in writing, and we will take appropriate action.
Resident Obligations Regarding Mold
Resident shall provide appropriate climate control within the apartment, keep the apartment clean, and take other measures to retard and prevent mold and mildew from accumulating in the apartment. Resident agrees to clean and dust the apartment on a regular basis and to remove visible moisture accumulation on windows, walls, and other surfaces as soon as reasonably possible. Resident agrees to periodically inspect all sinks, bathtubs, toilets, shower enclosures, refrigerators, dishwashers, water heaters, washing machines, dryers, humidifiers, air conditioners, and the connections, discharge lines and the areas surrounding each, to ascertain whether there are any water leaks or signs of water leaks. Resident agrees not to block or cover any of the heating, ventilation or air conditioning ducts in the apartment.
Resident also agrees to immediately report to the Agent: (1) any evidence of a water leak or excessive moisture in the apartment, as well as any storage room, garage, or other common area; (2) any evidence of mold or mildew-like growth that cannot be removed by simply applying a common household cleaner and wiping the area; (3) any failure or malfunction in the heating, ventilation, or air conditioning system in the apartment; and (4) any inoperable doors and windows.
Agent’s Obligations Regarding Mold
Upon written notification from Resident regarding signs of water leaks, water infiltration, or mold, or any failure or malfunction in the heating, ventilation, or air conditioning system in the apartment, Agent shall, within a reasonable time frame, make necessary repairs to the apartment in accordance with state law and the Lease provided such damage was not caused by the misuse or neglect of Resident, or any occupants or guests of Resident.
Remedies
A breach of this Mold Prevention Addendum by Resident shall be a material violation of the Lease, allowing Agent to recover possession of the apartment, following Demand for Possession or Compliance in accordance with the state law, and all other rights and remedies contained in the Lease.
In the event of a breach of this Mold Prevention Addendum by Agent, Resident’s sole and exclusive remedy shall be to immediately vacate the Apartment and Resident’s obligations to continue to pay rent shall terminate on the date Resident delivers possession of the apartment to Agent. Agent and/or Owner shall in no event be liable for consequential damages such as damages to Resident’s personal property or claims of adverse health conditions associated with exposure to mold.
Warranties, Indemnifications, and Release
Resident hereby indemnifies and shall hold Agent and Owner harmless from any and all claims or causes of action, arising (in whole or in part)

Revised 1/2015

from Resident’s breach of the obligations contained in this Mold Prevention Addendum. Resident hereby releases Agent and Owner from any and all claims of Resident or occupant for the presence of mold in the apartment, other than claims based on breach of this Mold Prevention Addendum by Agent, and further releases Agent and Owner from any and all claims of consequential damages such as damages to Resident’s personal property, or claims of adverse health conditions associated with exposure to mold.

______________________________________________	_____________________________________________________

Community Manager	Resident - «Resident1»
Legacy Partners Residential, Inc.
Solely As Agent for Owner
_____________________________________________________
Resident - «Resident2»

_____________________________________________

Agent	_____________________________________________________

Legacy Partners Residential, Inc.	Resident - «Resident3»
Solely As Agent for Owner

_____________________________________________________
Resident - «Resident4»
Date ______________________

Revised 1/2015

ADDENDUM M - PEST CONTROL

This is an Addendum to the Lease dated «LeaseDate» (the “Lease”), by and between Legacy Partners Residential, Inc., Agent (hereinafter “Agent”) for the Owner of the Apartment Community known as «CommunityName», and «Resident1», «Resident2», «Resident3», and «Resident4», (collectively hereinafter “Resident”), for the premises known as «Address», «AptNumber» * «CityZip» * , County of «County», State of Illinois (“Premises”).

Resident and Agent agree as follows:

1.     If Resident fails to report any pest infestation and/or problems with the Premises within seven (7) days of move-in, it shall be an acknowledgement by Resident that the Premises are acceptable, in good condition, and pest free.

2.    Resident and Agent agree that any violation of this Addendum constitutes a material violation of the Lease, and Agent may terminate Resident’s right to possession upon ten (10) days Notice to Quit, no right to cure. There is no requirement that Agent allow Resident to cure prior to serving Resident with a Notice to Quit. Proof of the violation of this Addendum shall be by a preponderance of the evidence.

3.    Resident agrees to cooperate fully with and to undertake all efforts and tasks required by Agent or Agent’s pest control company employed to eradicate pests. Resident’s full cooperation includes but is not limited to immediately reporting pest infestation to the Agent, making the premises available for entry to complete pest inspection and eradication treatment(s), completing all required pre-treatment activities, evacuating the premises during and after treatment for the required time frame, completing all required post-treatment activities, and immediately reporting ineffective treatment or re-infestations to the Agent in writing.

4.     Resident may request reasonable extermination services at any time. All requests must be in writing. Agent will notify Resident in advance of each pest inspection, including providing a preparation sheet. Notification is presumed received if Agent hands the notice and instructions directly to Resident or if Agent posts the notice and instructions to Resident’s unit.

5.    If Resident promptly notifies Agent and cooperates with Agent and/or Agent’s pest control company and the unit is either re-infected or the initial treatment is ineffective, Agent will promptly schedule re-inspection and re-treatment at no cost to Resident. If Resident is not fully prepared for the treatment, Resident will be billed and agrees to pay for the actual cost of service. If Resident fails to cooperate fully with the treatment plan and the unit is either re-infected or the initial treatment is ineffective, Resident agrees to pay all costs of all subsequent treatments, as well as the cost of treatments for the spread of the infestation to additional units.

6.    Agent, Agent’s employees, officers, or directors are not liable to Resident for any damages caused by pests, including but not limited to, replacement of furniture, medications, or medical expenses. Agent, Agent’s employees, officers, or directors are not responsible for any damage done to Resident’s unit or personal items during pest control inspections or treatments.

7.    Resident acknowledges that Agent’s adoption of this Addendum, and the efforts to provide a pest free environment, does not in any way change the standard of care that Agent owes Resident under the lease. Resident further acknowledges that Agent does not guaranty or warranty a pest free environment. Resident acknowledges and understands that Agent’s ability to police, monitor, or enforce the agreements of the Addendum is dependent in significant part on Resident’s voluntary compliance and cooperation.

8.     Resident acknowledges that used or secondhand furniture is the primary way that bed bugs and roaches are spread. Resident agrees to carefully inspect any used or secondhand furniture, especially bedding, acquired by or purchased by Resident that is brought into the Premises. Resident agrees not to acquire or bring into the Premises any used or secondhand furniture removed from the garbage. Resident acknowledges that sharing vacuum cleaners, etc. is another highly possible way to spread bed bugs and roaches. Agent strongly advises Resident not to share such items with other Residents.

9.     In case of any conflict between the provisions of the Lease and this Lease Addendum, the provisions of this Lease Addendum shall govern. This Lease Addendum is incorporated into the Lease executed or renewed between the Agent and the Resident.

Revised 1/2015

______________________________________________	_____________________________________________________

Community Manager	Resident - «Resident1»
Legacy Partners Residential, Inc.
Solely As Agent for Owner
_____________________________________________________
Resident - «Resident2»

_____________________________________________________
Resident - «Resident3»

_____________________________________________________

_____________________________________________	Resident - «Resident4»
Agent
Legacy Partners Residential, Inc.
Solely As Agent for Owner

Date ______________________

Revised 1/2015

ADDENDUM N - SECURITY POLICY AND RELEASE
This is an Addendum to the Lease dated «LeaseDate» (the “Lease”), by and between Legacy Partners Residential, Inc., Agent (hereinafter “Agent”) for the Owner of the Apartment Community known as «CommunityName», and «Resident1», «Resident2», «Resident3», and «Resident4», (collectively hereinafter “Resident”), for the premises known as «Address», «AptNumber» * «CityZip» * , County of «County», State of Illinois (“Premises”).
SECURITY POLICY. Owner does not promise, warrant, or guarantee the safety or security of Residents or their personal property against the criminal actions of other Residents or third parties. (For purposes of this security policy, “Owner” includes Owner, Owner’s officers and employees, and Owner’s property management company, onsite managers, other Owner representatives, and “Resident” refers to the Resident(s) and their families, occupants, guests and invitees of the Premises.) Owner is not acting as insurer of resident. Resident understands and agrees that Owner is limited in its ability to protect residents from crime, accident and natural catastrophe and that Resident is better able to evaluate individual risk and loss than Owner and to obtain insurance to protect against such events. Each Resident has the responsibility to protect himself or herself and to maintain insurance to protect his or her belongings and person.
It is a fact that no security system, patrol, or electronic security device can provide protection against crime at every location at every moment of the day or night. Even elaborate security systems are subject to mechanical malfunction, tampering, human error, or personnel absenteeism and can be defeated or avoided by clever criminals. Therefore, Residents and occupants should not rely on such systems and should always proceed on the assumption that no security systems exist. Residents should make no other assumptions regarding security. The best safety measures are those precautions that can be performed as a matter of common sense and habit. Resident understands that crimes against persons are prevalent, especially in apartment communities.
If security systems, security devices, or walk-through/drive-through services are utilized at this apartment community, no representation is made that they will prevent injury, theft, or vandalism. Companies or individuals walking or driving the complex on behalf of Owner are unarmed independent contractors and have no greater authority under the law to restrain or arrest criminals or to prevent crime than the ordinary citizen. Resident understands and agrees that Owner has no obligation or liability for the acts or omissions, whether negligent, intentional, or otherwise of any agent or employee of any such independent contractor. Resident acknowledges that Owner is under no duty to inspect, test, or repair any security device unless and until Owner has received written notice from Resident, except when the Lease Term begins and in the case of a smoke detector, when a new detector is installed by Owner. Owner does not warrant that any security systems, security devices, services, or persons at this apartment community will discourage or prevent breaches of security, intrusions, thefts, or incidents of violent crime, and Owner has assumed no responsibility or duty with respect to the security of Resident through the retention of any such independent contractors or the provision of any such security systems, security devices, or services. Owner reserves the right to reduce, modify, or eliminate any such independent contractors, security system, security devices, or services (other than those required by law) at any time, without notice to residents, and such action shall not be a breach of any obligation or warranty on the part of Owner. “Neighborhood Crime Watch” signs, if any, do not imply safety or security.
If controlled access gates or intrusion alarms are provided, Residents will be furnished written operating instructions, and it is Resident’s responsibility to read them and to bring any questions to the attention of Owner. Further, it is Resident’s responsibility to promptly notify Owner in writing of any known problem, defect, malfunction or failure of door locks, window latches, lighting, controlled access gates, intrusion alarms, and other security-related devices. Each Resident is responsible for reporting to Owner any crime that he or she is aware of and that occurs in Resident’s apartment or in common areas near Resident’s apartment. If Resident’s apartment is equipped with an intrusion alarm, Resident is responsible for all fines and other charges resulting from or attributable to the alarm, including false alarm charges. Resident shall pay for and replace batteries for smoke detectors, if any, and shall pay for monthly service on the electronic alarm systems, if any, unless otherwise provided in the Lease. Resident shall not disable, disconnect, or remove batteries from smoke detectors. If Resident installs additional security devices, Owner shall be given the keys, codes, or operating device immediately upon installation and any such devices installed by Resident must comply with all applicable federal state, municipal, or other governmental law, code, regulation or order.
Protecting Residents from crime is the sole responsibility of Residents and law enforcement agencies. Residents are required to call the police or 911 first, if a crime occurs or is suspected. Residents are required to promptly report to Owner in writing any locks, latches, lighting, overgrown shrubbery, fences, gates, intrusion alarm, and other security-related devices that they believe are in need of repair or improvement. Any notices or requests by Resident for inspection, installation, or repair of security devices or smoke detectors must be in writing. Resident recognizes that Owner’s efforts are voluntary and not obligatory and are done in an effort to protect Resident’s safety.
ACKNOWLEDGMENT AND RELEASE BY RESIDENTS. Resident has read, understood, and agrees to the above security policy. Resident has received no representations or warranties, either express or implied, regarding security or security systems before or during the Lease Term. Owner has not stated or implied to Resident in any way that security of person or property will be provided, promised, or guaranteed. Owner has not represented that the apartment community has been or will be free from crime or that the apartment community has had little or no history of crime. Resident further acknowledges that Owner is not obligated under any circumstances to respond to any signal from an intrusion alarm system. Resident agrees to read the “Guidelines for Resident Safety” attached to the Lease and to abide by those guidelines to the fullest extent reasonably possible.
RESIDENT HEREBY AGREES TO RELEASE, INDEMNIFY, AND HOLD OWNER HARMLESS FROM LOSSES, CLAIMS, AND COSTS (INCLUDING REASONABLE ATTORNEYS’ FEES) WITH RESPECT TO ANY PERSONAL INJURY, PROPERTY DAMAGE, OR

Revised 1/2015

DEATH ARISING OUT OF CRIMINAL ACTS OF OTHER RESIDENTS AND THIRD PARTIES, OR WHICH IS IN ANY WAY RELATED TO RESIDENT’S RELIANCE ON ANY OF THE SAFETY DEVICES AND/OR ANY INDEPENDENT CONTRACTOR MENTIONED ABOVE OR TO ANY DEFECT, MALFUNCTION OR INADEQUACY THEREOF, FROM CLAIMS THAT INSUFFICIENT SECURITY WAS PROVIDED, AND WITH RESPECT TO THE INSTALLATION, USE, OR MALFUNCTION OF ANY SECURITY DEVICE INSTALLED OR CAUSED TO BE INSTALLED BY RESIDENT, EVEN IF SUCH OCCURRENCE(S) WERE CAUSED BY THE SOLE, CONTRIBUTORY, OR PARTIAL NEGLIGENCE OF OWNER. RESIDENT THEREFOR AGREES THAT OWNER’S LIABILITY IS LIMITED TO THAT EXPRESSED IN THIS LEASE AND THIS ADDENDUM. Resident acknowledges that Owner’s representatives have no authority to make changes or modifications in this document unless they are in writing and signed by an authorized representative of Owner.

______________________________________________	_____________________________________________________

Community Manager	Resident - «Resident1»
Legacy Partners Residential, Inc.

Solely As Agent for Owner	_____________________________________________________
Resident - «Resident2»
_____________________________________________

Agent	_____________________________________________________

Legacy Partners Residential, Inc.	Resident - «Resident3»
Solely As Agent for Owner

______________________	_____________________________________________________

Date	Resident - «Resident4»

Revised 1/2015

ADDENDUM O - FITNESS CENTER & BUSINESS CENTER RULES, REGULATIONS

This is an Addendum to the Lease dated «LeaseDate» (the “Lease”), by and between Legacy Partners Residential, Inc., Agent (hereinafter “Agent”) for the Owner of the Apartment Community known as «CommunityName», and «Resident1», «Resident2», «Resident3», and «Resident4» (collectively hereinafter “Resident”), for the premises known as «Address», «AptNumber», «CityZip», County of «County», State of Illinois (“Premises”).

1.
You agree to hold harmless «CommunityName», its Manager, Staff, Owners, and Agents free of any and all liability claims in the event of injury, property damage or loss of any kind while using the Fitness Center or Business Center.

2.
The Fitness and Business Centers are for the use of the Resident and Resident’s guests only. Persons under the age of 14 years old are not permitted to use the Fitness Center unless accompanied by an adult.

3.	No food or beverages (except water) and no glass containers are permitted in the Fitness Center. No food or beverage is permitted in the Business (Technology) Center.

4.	Portable stereos, iPods, mp3 players, etc., are not permitted in the Fitness Center or Business Center, unless used with earphones.

5.	Doors are not to be propped open for any reason.

6.	Towels, water bottles, newspapers, magazines, etc., are to be picked before leaving the Fitness Center.

7.	Each piece of equipment should be wiped down for the next user.

8.	If other Residents are waiting, limit time on the equipment or computer to 30 minutes.

9.	Do not store personal files on the hard drives of the computers.

10.	The Fitness and Business Centers are under 24-hour surveillance at all times.

______________________________________________	_____________________________________________________

Community Manager	Resident - «Resident1»
Legacy Partners Residential, Inc.
Solely As Agent for Owner
_____________________________________________________
Resident - «Resident2»

_____________________________________________________
Resident - «Resident3»

_____________________________________________

Agent	_____________________________________________________

Legacy Partners Residential, Inc.	Resident - «Resident4»
Solely As Agent for Owner

Date ______________________

Revised 1/2015

ADDENDUM P - POOL RULES and REGULATIONS

This is an Addendum to the Lease dated «LeaseDate» (the “Lease”), by and between Legacy Partners Residential, Inc., Agent (hereinafter “Agent”) for the Owner of the Apartment Community known as «CommunityName», and «Resident1», «Resident2», «Resident3», and «Resident4» (collectively hereinafter “Resident”), for the premises known as «Address», «AptNumber», «CityZip», County of «County», State of Illinois (“Premises”).

1.    The use of the pools and spas is AT RESIDENT’S OWN RISK and Resident agrees to hold harmless, «CommunityName», its Management, Staff, Owners, and Agents free of any liability claims in the event of injury, property damage, or loss of any kind while using the pools or spas.

2.    Loitering is not permitted before or after posted pool hours.

3.    The pool is only for use by Resident and Resident’s guests. All guests and persons under the age of 14 must be accompanied by an adult Resident at all times. There is a maximum of two (2) guests allowed at the pool at one time.

4.    NO GLASS containers of any kind are allowed at the pool area. NO EXCEPTIONS!

5.    Stereos, radios, iPods, mp3 players, etc., are not permitted at any of the pool areas, unless used with earphones. Please remember to be considerate of other residents living around the pool areas.

6.    The gates that are open to the pool are not to be propped open for any reason.

7.    Water bottles, soda cans, newspapers, magazines, etc., are to be picked up before leaving the pool area. All trash is to be deposited in the bins provided.

8.    Pets are not allowed in any of the pool areas.

______________________________________________	_____________________________________________________

Community Manager	Resident - «Resident1»
Legacy Partners Residential, Inc.
Solely As Agent for Owner
_____________________________________________________
Resident - «Resident2»

_____________________________________________________
Resident - «Resident3»

_____________________________________________

Agent	_____________________________________________________

Legacy Partners Residential, Inc.	Resident - «Resident4»
Solely As Agent for Owner

Date ______________________

Revised 1/2015

ADDENDUM Q - UTILITY and SERVICES

This is an Addendum to the Lease dated «LeaseDate» (the “Lease”), by and between Legacy Partners Residential, Inc., Agent (hereinafter “Agent”) for the Owner of the Apartment Community known as «CommunityName», and «Resident1», «Resident2», «Resident3», and «Resident4» (collectively hereinafter “Resident”), for the premises known as «Address», «AptNumber» * «CityZip» * , County of «County», State of Illinois (“Premises”). If the terms of this Utility Addendum conflict with those of the Lease, this Utility Addendum shall control.

1.
Responsibility for payment of utility, public utility, and service bills, including charges for usage, deposits, and any charges, taxes, fees, administrative fees, or costs associated with the utility services or billing (collectively, "costs"), and the method of metering or otherwise allocating the payment of utility services and costs, will be as indicated below.

a) Water service to Resident’s apartment and costs will be paid by Resident either:
☐    Directly to the water service provider(s); or

☐	Water service will be billed by the service provider to Agent or Owner and then allocated to Resident based on the following formula: _________

b) Sewer service to Resident’s apartment and costs will be paid by Resident either:
☐    Directly to the sewer service provider(s); or

☐	Sewer service will be billed by the service provider to Agent or Owner and then allocated to Resident based on the following formula: __________

c) Gas service to Resident’s apartment and costs will be paid by Resident either:
☐    Directly to the gas service provider(s); or

☐	Gas service will be billed by the service provider to Agent or Owner and then allocated to Resident based on the following formula: __________

d) Trash service to Resident’s apartment and costs will be paid by Resident either:
☐    Directly to the trash service provider(s); or

☐	Trash service will be billed by the service provider to Agent or Owner and then allocated to Resident based on the following formula: __________

e) Electric service to Resident’s apartment and costs will be paid by Resident either:
☐    Directly to the electric service provider(s); or

☐	Electric service will be billed by the service provider to Agent or Owner and then allocated to Resident based on the following formula: ___________

Some jurisdictions may have additional, different, or separate, legal requirements for utility agreements between landlords and tenants when utilities are billed, based upon sub-metering, formulas, or other allocation methods. When legally required, an additional Jurisdictional Utility Addendum will be attached hereto, and incorporated by reference. In the event of any conflicts between the Jurisdictional Utility Addendum and this Addendum Q, the terms of the Jurisdictional Utility Addendum will control and shall supercede the terms of this Utility and Services Addendum.
METERING/ALLOCATION METHOD KEY
"1" - Sub-metering of all of Resident’s gas use
"2" - Calculation of Resident’s total water use based on sub-metering of hot water
"3" - Calculation of Resident’s total water use based on sub-metering of cold water
"4" - Flat rate per month
"5" – Allocation based on the number of persons residing in Resident’s apartment unit
"6" - Allocation based on the number of persons residing in Resident’s apartment unit using a ratio occupancy formula
"7" – Allocation based on square footage of Resident’s apartment unit
"8" – Allocation based on a combination of square footage of Resident’s apartment unit and the number of persons residing in Resident’s apartment unit
"9" – Allocation based on the number of bedrooms in Resident’s apartment unit
“10” – Equally divided
“11” – Calculation based on resident’s sub-metered hot water usage as a percentage of total hot water with resulting percentage applied to total property water usage.
"12" – Allocation based on a lawful formula not listed here
(Note: if "12" is selected, a separate "Exhibit A" will be attached describing the formula used)

2.     If an allocation method or flat fee is used, Agent or Owner, or their billing company will calculate Resident’s allocated share of the utilities and services provided and all costs in accordance with state and local statutes. Under any allocation method or flat fee, Resident may be paying for part of the utility usage in common areas or in other residential units as well as administrative fees. Both Resident and Agent agree that using a calculation, allocation formula or flat fee as a basis for estimating total utility consumption is fair and reasonable, while recognizing that the allocation method may or may not accurately reflect actual total utility consumption for Resident. Where lawful, Agent may change the above

Revised 1/2015

methods of determining Resident’s allocated share of utilities and services and all other billing methods, in Agent’s sole discretion, and after providing thirty (30) days written notice to Resident. More detailed descriptions of billing methods, calculations and allocation formulas will be provided upon request.

3.     When billed by Agent or Owner directly or through their billing company, Resident must pay any utility and/or services bills at the place designated for Resident to pay rent in the Lease. Resident agrees to pay any amount Resident is responsible for under this Addendum Q on or before the first day of the month, or by any date specified in any bill. If Resident fails to pay any utility or service bill when due, Resident’s payment will be late. If Resident pays any utility or service bill late, Resident will be responsible for paying a late fee in the amount set forth in the Lease for late payment of rent. The late payment of a bill or failure to pay any utility and/or services bill is a material breach of the Lease and Agent may exercise all remedies available under the Lease, up to and including eviction for nonpayment. If there is a billing fee for the production of any utility or services bill or a set-up charge or initiation fee by Agent or Owner’s billing company, Resident shall pay such billing fee in an amount not to exceed $3.00 per billing period and such set-up charge/initiation fee in an amount not to exceed $10.00.

4.     Resident will be charged for all utilities and services until the date Resident vacates, until the date Resident could have moved out if Resident had given proper notice, or the date another resident begins paying utilities and services for the Premises whichever date is later. If Resident fails to timely establish utilities and services, Agent will charge Resident for any utilities and services billed to Agent or Owner for the premises and in addition Agent will charge Resident a reasonable administration fee for paying, handling, and billing Resident for such utilities and services in an amount of fifty ($50.00).

5.    When Resident move out, Resident will receive a final bill, which may be estimated by Agent or Owner based on Resident’s prior utility and services usage. This bill must be paid at the time Resident moves out or Resident agrees that it will be deducted from Resident’s Security Deposit, as permitted by state law. Unless prohibited by law, bills may also be estimated on a temporary basis when necessary due to equipment malfunctions or other problems.

6.    Agent or Owner is not liable for any losses or damages Resident incurs as a result of outages, interruptions, or fluctuations in utilities or any other services provided to the Premises unless such loss or damage was the direct result of an intentional or negligent act or omission by Agent, Owner, or their employees. Resident releases Agent and Owner from any and all such claims and waives any claims for offset or reduction of rent or diminished rental value of the Premises due to such outages, interruptions, or fluctuations.

7.     Resident agrees not to tamper with, adjust, or disconnect any utility or services sub-metering system or device. Violation of this provision is a material breach of Resident’s Lease and subjects Resident to eviction or all other remedies available to Agent under Resident’s Lease and this Addendum.

8.     Owner has the sole authority to select and approve all utility and services providers who may provide services to Resident(s) at the apartment community, to the extent not prohibited by law.

9.     All utilities, charges and fees of any kind under the Lease and this Addendum are additional rent, and if partial payments are accepted by Agent or Owner, they will be allocated first to non-rent charges and to rent last.

10.     This Addendum shall be enforced to the fullest extent lawful. Any determination by a court of competent jurisdiction that a provision of this Addendum is legally invalid or unenforceable shall not diminish the validity or enforceability of the remaining provisions.

11.     Special Provisions. The terms of this section supercede any other conflicting terms of this Addendum.
_____________________________________________________________________________________________________
_____________________________________________________________________________________________________
_____________________________________________________________________________________________________
_____________________________________________________________________________________________________
_____________________________________________________________________________________________________
_____________________________________________________________________________________________________

Revised 1/2015

Resident has read, understands and agrees to comply with the preceding provisions:

______________________________________________	_____________________________________________________

Community Manager	Resident - «Resident1»
Legacy Partners Residential, Inc.
Solely As Agent for Owner
_____________________________________________________
Resident - «Resident2»

_____________________________________________________
Resident - «Resident3»

_____________________________________________

Agent	_____________________________________________________

Legacy Partners Residential, Inc.	Resident - «Resident4»
Solely As Agent for Owner

Revised 1/2015

ADDENDUM R - WASTE VALET SERVICE

This is an Addendum to the Lease dated «LeaseDate» (the “Lease”), by and between Legacy Partners Residential, Inc., Agent (hereinafter “Agent”) for the Owner of the Apartment Community known as «CommunityName», and «Resident1», «Resident2», «Resident3», and «Resident4», (collectively hereinafter “Resident”), for the premises known as «Address», «AptNumber» * «CityZip» * , County of «County», State of Illinois (“Premises”).

Waste valet service will be provided for each resident. The total cost for all trash collection, is $AMOUNT per month. The valet service is available 5 days per week, Monday, Tuesday, Wednesday, Thursday and Friday, with exceptions due to holidays. Waste valet benches or waste valet containers will be provided to each resident for trash and recycle collection and must be used in conjunction with the waste valet service. Resident must place trash bags inside of benches or containers at designated times that Resident received upon leasing. If times change, Agent will notify Resident in writing. Resident must place all trash in appropriate plastic trash bags securely tied, and then in bench or container. If containers are used, Resident is responsible for placing container outside of Resident’s unit for pick up before designated pickup time, and bring container back inside of Resident’s unit after pickup. The waste valet vendor will not collect any loose trash. Recycle items include tin, aluminum, steel, plastic and glass. Recycle items must be rinsed out and plastic jugs must be compressed. All boxes should be broken down and flattened.

Benches are the property of the waste valet vendor and a part of Resident’s apartment inventory. Resident shall keep bench clean. Resident agrees to pay a $75 charge for each additional or replacement bench or container, or if Resident takes the bench or container upon move out.

If Resident misses waste valet service on any of the designated nights, Resident shall bring trash to an appropriate dumpster area or keep the trash inside Resident’s apartment until the next collection. Resident’s failure to comply will result in one warning. After one warning, Agent will serve demand for compliance. Resident agrees that sums and charges owed under this Addendum are additional rent, and Agent shall have all remedies for non-payment of any amount including eviction.

By signing this addendum Resident fully understands the waste valet service and the policies attached to this service.

______________________________________________	_____________________________________________________

Community Manager	Resident - «Resident1»
Legacy Partners Residential, Inc.
Solely As Agent for Owner
_____________________________________________________
Resident - «Resident2»

_____________________________________________________
Resident - «Resident3»

_____________________________________________

Agent	_____________________________________________________

Legacy Partners Residential, Inc.	Resident - «Resident4»
Solely As Agent for Owner

Date ______________________

Revised 1/2015

ADDENDUM S - DRUG-FREE / CRIME-FREE

This is an Addendum to the Lease dated «LeaseDate» (the “Lease”), by and between Legacy Partners Residential, Inc., Agent (hereinafter “Agent”) for the Owner of the Apartment Community known as «CommunityName», and «Resident1», «Resident2», «Resident3», and «Resident4», (collectively hereinafter “Resident”), for the premises known as «Address», «AptNumber» * «CityZip» * , County of «County», State of Illinois (“Premises”).

1.    Resident, any member of the Resident's household, any guest of Resident, or any other person under Resident's control or about the Premises with Resident’s knowledge or consent (collectively “persons”) shall not engage or facilitate any criminal activity, including but not limited to, any violent criminal activity or any drug-related criminal activity (collectively “criminal activity” or “substantial violation” interchangeably). The Resident or any other persons shall not permit the Premises to be used for or to facilitate criminal activity. Resident agrees and acknowledges that Resident has an affirmative duty to abstain from any criminal activity and to prevent criminal activity by any other persons, including but not limited to, immediately notifying a law enforcement officer at the first sign of Resident’s knowledge of the criminal activity which constitutes any substantial violation agreed to in this addendum or at law (collectively “substantial violation”), and cooperating with law enforcement with respect to the substantial violation. For the purpose of this addendum, criminal activity also includes any activity or conduct by any person, which a reasonable person would conclude, has the potential for escalating into or becoming criminal activity. Resident agrees that Resident’s affirmative duty extends to being responsible for the conduct and actions of all persons regardless of any culpability or knowledge on Resident’s part, that Resident’s affirmative duty extends to making all persons aware of Resident’s obligations, covenants, and duties under this Addendum, and that Resident’s duties extend to all conduct whether or not such conduct occurs in Resident’s unit. Resident may not assert as a defense in any eviction action against Resident based on violation of this Addendum that Resident did not know any person, occupant or guest was in violation of this Addendum.

2.    Not limiting the broadest possible meaning as defined in this Addendum or at law, violent criminal activity also includes, but is not limited to, any criminal activity that has as one of its elements the use, attempted use or threatened use of physical force against the person or property of another. Not limiting the broadest possible meaning as defined in this Addendum or at law, drug-related criminal activity means the manufacture, sale, distribution, use or possession of a controlled substance, as defined by state law, or defined by any other law, and also includes the manufacture, sale, distribution, use or possession of marijuana, marijuana concentrate, cocaine or any other illegal drug regardless of amount, and regardless of whether or not manufacture, sale, distribution, use, or possession of said drug is a misdemeanor or a felony. Resident and Landlord agree that any criminal activity as defined in this Addendum or at law is an act which endangers the person and willfully and substantially endangers the property of Landlord, co-tenants, persons living on or near the premises, and that such criminal activity constitutes a substantial violation under this Addendum or at law.

3.    One or more violations of this Addendum by Resident constitutes a substantial violation of the Lease and material non-compliance with the Lease. Because Resident and Landlord agree that a violation of this Addendum constitutes a substantial violation, Resident waives any and all legal rights of any kind whatsoever to claim or insist that Landlord must first serve Resident with a demand for compliance in order to initiate an eviction action against Resident for recovery of the Premises. Upon any violation of this Addendum by Resident, Landlord may terminate Resident’s right to occupancy without terminating the lease or Resident’s obligation to pay rent as set forth in the Lease at Landlord’s election. Landlord’s termination of Resident’s right to occupancy shall be effective with right of eviction. Unless required by law, Landlord shall not be required to serve any other notices upon Resident in order to terminate Resident’s right of possession. Proof of the violation of this Addendum shall be by a preponderance of the evidence, unless otherwise provided by law. In case of any conflict between the provisions of the Lease and this Lease Addendum, the provisions of this Lease Addendum shall govern. This Lease Addendum is incorporated into the Lease executed or renewed between the Landlord and the Resident.

______________________________________________	_____________________________________________________

Community Manager	Resident - «Resident1»
Legacy Partners Residential, Inc.
Solely As Agent for Owner
_____________________________________________________
Resident - «Resident2»

_____________________________________________________
Resident - «Resident3»

_____________________________________________

Agent	_____________________________________________________

Legacy Partners Residential, Inc.	Resident - «Resident4»
Solely As Agent for Owner
Date ______________________

Revised 1/2015

ADDENDUM T - LEASE CHANGE

This is an Addendum to the Lease dated «LeaseDate» (the “Lease”), by and between Legacy Partners Residential, Inc., Agent (hereinafter “Agent”) for the Owner of the Apartment Community known as «CommunityName», and «Resident1», «Resident2», «Resident3», and «Resident4» (collectively hereinafter “Resident”), for the premises known as «Address», «AptNumber», «City», «Zip», County of «County», State of Illinois (“Premises”).

Effective «ChangeStartDay» day of «ChangeStartMonth» «ChangeStartYear», the Lease is amended by adding, deleting, or modifying the following Lease Addendums.

	Added	Deleted	Modified
G	☐	☐	☐	Pet Addendum
I	☐	☐	☐	Garage, Carport (Parking Space), Storage Unit Addendum
J	☐	☐	☐	Washer / Dryer Addendum

If any Addendum is added or modified as a result of this Lease Change Addendum, Resident agrees that the terms of any such Addendum are set forth in the Addendum. This Lease Change Addendum shall not be effective until Resident has also executed any added or modified Addendum.

Because of this Change Addendum, Paragraph 4 of the Lease is amended as follows:

4.    RENT. Resident agrees to pay Agent periodic total monthly rent of $«ChangeTotalRent» per month, commencing on «ChangeStartMonth» «ChangeStartDay», «ChangeStartYear». The total monthly rent is the sum of the base monthly rent of $«ChangeBaseRent», less a monthly concession of «ChangeMonthlyConcession», plus the options monthly rent of $«ChangeOptionalRentTotal». Resident agrees to pay monthly options rent in the following amounts for the following options: $«ChangeGarageRent» Parking / Garage Rent, «ChangeCarport/ParkingRent», $«ChangeStorageRent» Storage Rent, $«ChangePetRent» Pet Rent, $«ChangeWasherDryerRent» Washer & Dryer Rent, and $«ChangeOtherRent» Other Rent. Other Rent consists of (specify): «ChangeSpecifyOtherRent».

Because of this Change Addendum, deposits in Paragraph 6 of the Lease have changed, and accordingly, Paragraph 6 is amended as follows:

6.    SECURITY DEPOSIT. Resident agrees to deposit with Agent $«ChangeGarageParkingDeposit» for garage deposit, $«ChangeRemoteDeposit» for remote deposit, $«ChangeAccessCardDeposit» for access card deposit, $«ChangePetDeposit» for a pet deposit, $«ChangeSatelliteDeposit» satellite deposit, and $«ChangeAptDeposit» as a general security deposit. Resident’s deposits total $«ChangeTotalDeposits» (hereinafter collectively “Security Deposit”) to secure Resident’s performance of this Lease.

Resident and Agent acknowledge that all other terms and conditions of the Lease shall remain unchanged.

______________________________________________	_____________________________________________________

Community Manager	Resident - «Resident1»
Legacy Partners Residential, Inc.
Solely As Agent for Owner
_____________________________________________________
Resident - «Resident2»

_____________________________________________________
Resident - «Resident3»

_____________________________________________

Agent	_____________________________________________________

Legacy Partners Residential, Inc.	Resident - «Resident4»
Solely As Agent for Owner

Date ______________________

Revised 1/2015

ADDENDUM U - ASSISTIVE ANIMAL

This is an Addendum to the Lease dated «LeaseDate» (the “Lease”), by and between Legacy Partners Residential, Inc., Agent (hereinafter “Agent”) for the Owner of the Apartment Community known as «CommunityName», and «Resident1», «Resident2», «Resident3», and «Resident4», (collectively hereinafter “Resident”), for the premises known as «Address», «AptNumber» * «CityZip» * , County of «County», State of Illinois (“Premises”).

1.    “Property” for purposes of this Assistive Animal Addendum pertains to all of the Property that Landlord manages at the apartment community known as «CommunityName», including but not limited to Resident’s unit, all common areas, buildings, walkways, grounds, fenced areas, parking lots, the Premises, and perimeters of the complex.

2.    Resident made a request for a reasonable accommodation necessitated by and connected to Resident’s disability which Resident disclosed to Agent. Agent responded to and granted Resident’s request for a reasonable accommodation by allowing Resident to have an assistive animal at the Premises.

3.    The assistive animal is a «PetType» (dog/cat, male/female), which is approximately «PetAge» years of age, and weighs «PetWeight» pounds and Resident represents that this animal will serve as or function as a service or assistive animal (hereinafter “assistive animal”) during Resident’s tenancy.

4.     The assistive animal is also generally described as follows, insofar as breed and physical characteristics are concerned: «PetDescription». The assistive animal goes by the name: «PetName».

5.    Resident represents and affirms that Resident has properly licensed the assistive animal, if there is any general municipal or governmental licensing requirement for this type of animal, and that Resident has inoculated the said animal for rabies and other usual inoculations for this type of animal (certificate attached), as required by law.

6.    Agent’s permission for Resident to have the assistive animal described above is restricted solely to the particular assistive animal described above, and does not extend to any other animal whatsoever and does not change or waive the Lease’s “no pet” restrictions, or any other rules or policies.

7.    Resident certifies that the assistive animal will not pose a direct threat of harm or danger to any other Residents, Agent’s onsite management, or any other individuals and will not damage any portion of the Premises or the Property. If the assistive animal poses a direct threat of harm to anyone during Resident’s residency, unreasonably disturbs anyone, or if the assistive animal damages any property or portion thereof, including but not limited to the property of Agent or Owner, Agent will notify Resident in writing of the problem and upon receipt of such written notice, Resident shall have ten (10) days to correct the behavioral issue with the assistive animal and to pay for any property damages, if applicable. If Resident fails to correct the problem with the animal or pay for any damages caused to the Premises and/or Property within the ten (10) days of receiving notice from Agent, Agent may terminate Resident’s occupancy rights upon ten (10) days Notice to Quit. Resident further agrees to indemnify and hold Agent, Agent’s management company, and Owners or their agents, harmless from any claim, loss, expense, cost, or damage, including reasonable attorneys’ fees by reason of the assistive animal being on the Property.

8.    Pets must be kept in the Premises, on a leash, or carried at all times. Pets will not be allowed to run loose on the grounds or other common areas. Pets cannot be left alone or unsupervised at anytime. Pets cannot be tethered outside, including but not limited to, on any patio or balcony, regardless of whether Resident is at home.

9.    Resident agrees to continually clean up after the assistive animal, which includes but is not limited to cleaning up the assistive animal’s waste on or near the Agent’s and Owner’s Property. Resident expressly acknowledges that Agent and Owner do not provide waste removal services. Resident is solely responsible for removal of all assistive animal waste. Resident further agrees to prevent the assistive animal from causing damage to the Premises beyond normal wear and tear. If Resident fails to clean up after the assistive animal, Resident agrees upon ten (10) days written notice in the form of a demand for compliance, to thoroughly clean up after the assistive animal. If after receiving notice pursuant to this paragraph Resident fails to thoroughly clean up after the assistive animal, Agent may terminate Resident’s occupancy rights pursuant to any demand for compliance.

10.    Resident acknowledges that Agent has not charged Resident any fees or deposits in connection with the assistive animal.

Revised 1/2015

______________________________________________	_____________________________________________________

Community Manager	Resident - «Resident1»
Legacy Partners Residential, Inc.
Solely As Agent for Owner
_____________________________________________________
Resident - «Resident2»

_____________________________________________

Agent	_____________________________________________________

Legacy Partners Residential, Inc.	Resident - «Resident3»
Solely As Agent for Owner

Revised 1/2015

ADDENDUM V - LEAD-BASED PAINT AND ASBESTOS

This is an Addendum to the Lease dated «LeaseDate» (the “Lease”), by and between Legacy Partners Residential, Inc., Agent (hereinafter “Agent”) for the Owner of the Apartment Community known as «CommunityName», and «Resident1», «Resident2», «Resident3», and «Resident4», (collectively hereinafter “Resident”), for the premises known as «Address», «AptNumber» * «CityZip» * , County of «County», State of Illinois (“Premises”).
LEAD-BASED PAINT DISCLOSURE
LEAD WARNING STATEMENT Housing built before 1978 may contain lead-based paint. Lead from paint, paint chips, and dust can pose health hazards if not managed property. Lead exposure is especially harmful to young children and pregnant women. Before renting pre-1978 housing, Lessors/Landlords must disclose the presence of known lead-based paint and/or lead-based paint hazards in the dwelling. Lessees must also receive a federally approved pamphlet on lead poisoning prevention.
Lessor’s/Landlord’s Disclosure
Presence of lead-based paint and/or lead-based paint hazards (check only one box)
☐ Lessor (Landlord) has no knowledge of lead-based paint and/or lead-based paint hazards in the housing
☒ Lessor (Landlord) knows that lead-based paint and/or lead-based paint hazards are present in the housing (explain) Agent was verbally informed by previous property management company that the property does contain lead based paint.

Records and reports available to Lessor (check only one box)
☒ Lessor (Landlord) has no reports or records pertaining to lead-based paint and/or lead-based paint hazards in the housing.
☐ Lessor (Landlord) has reports or records indicating the presence of some lead-based paint and/or lead-based paint hazards in the housing, and has provided the Prospective Resident/Applicant with all such records and reports that are available to lessor (list documents)

Applicants’ Acknowledgment (Initial)
NA_____    Applicant has received copies of all information listed above.
_______    Applicant has received the pamphlet Protect Your Family From Lead In Your Home (“the pamphlet”). Applicant further acknowledges that the pamphlet is written in English, and that Applicant speaks, reads, and understands the English Language.

AGENT’S STATEMENT If another person or entity is involved in leasing the dwelling as an agent of the lessor (i.e., as a management company, real estate agent or locator service acting for the owner), such agent represents that: (1) agent has informed the lessor of the lessor’s obligations under 42 U.S.C.4852 (d); and (2) agent is aware of agent’s responsibility to ensure that lessor complies with such disclosure laws. Such compliance may b through lessor himself or herself, or through lessor’s employees, officers or agents. Lessor’s obligations include those in 24 CFR Sections 35.88 and 35.92 and 40 CFR Sections 745.107 and 745.113. Agent’s obligations include those in 24 CFR Section 35.94 and 40 CFR Section 745.115.

ACCURACY CERTIFICATIONS and APPLICANT”S ACKNOWLEDGMENT Lessor and any agent named below certify that to the best of their knowledge the above information and statements made or provided by them, respectively, are true and accurate. The person who signs for the LESSOR may be (1) the owner himself or herself; (2) an employee, officer or partner of the owner; or (3) a representative of the owner’s management company, real estate agent or locator service if such person is authorized to sign for the lessor. The person who signs for the AGENT may be: (1) the agent himself or herself; or (2) an employee, officer or partner of the agent if such person is authorized to sign for the agent. The Prospective Resident/Applicant by signing below acknowledges that he/she/they have received a copy of this lease disclosure before becoming obligated under the lease.
ASBESTOS DISCLOSURE
In most dwellings which were built prior to 1981 and in some built after that, asbestos was commonly used as a construction material. In various parts of your dwelling, asbestos materials may have been used in the original construction or in renovations prior to the enactment of federal laws which limit asbestos in certain construction materials.

The United States Environmental Protection Agency (EPA) has determined that the mere presence of asbestos materials does not pose a health risk to residents and that such materials are safe so long as they are not dislodged or disturbed in a manner that causes the asbestos fibers to be released. Disturbances include sanding, scraping, pounding, or other techniques that produce dust and cause the asbestos particles to become airborne. The EPA does not require that intact asbestos materials be removed. Instead, the law simply requires that we take reasonable precautions to minimize the chance of damage or disturbance of those materials.

As the management company for your apartment community, we strive to provide you with a comfortable, safe and healthy environment. While we are aware of no conditions which would be harmful, we wish to caution you about disturbing any part of the building in which your apartment is located. Therefore, in keeping with the terms of your Lease Agreement, you should not install fixtures, hooks or other hanging objects from the ceiling, walls or floors of your apartment and should not drill, sand, grind, paint or break into any walls, floors or ceilings. Disturbing these types of materials may create various dusts and debris that could be inhaled with serious health consequences. If there is anything relating to your apartment, which you feel might require any modification or change in the walls, ceilings, or floors, please notify our manager so work may be performed by properly trained personnel. In addition, if you become aware of any disturbances of any such building materials, please notify us immediately so we can take proper measures.

Resident(s) have read and understand the Lead-Based Paint and Asbestos Disclosure information provided above. Resident(s) agree to comply with the above instructions concerning my/our apartment. Specifically, Resident(s) agrees not to install fixtures, hooks or other hanging objects from the

Revised 1/2015

ceiling, and not to drill, sand, grind, paint or otherwise disturb or break into any walls, floors or ceilings. RESIDENT(S) AGREES THAT THESE EXACT DISCLOSURES CONTAINED IN THIS ADDENDUM WERE PROVIDED TO RESIDENT(S) PREVIOUSLY IN WRITING, AND RESIDENT(S) PREVIOUSLY ACKNOWLEDGED IN WRITING THAT RESIDENT(S) RECEIVED THE DISCLOSURES PRIOR TO RESIDENT(S) BEING OBLIGATED TO SIGN THE LEASE OR THIS ADDENDUM,.

____________________________________________	___________________________________________________

Community Manager	Resident - «Resident1»
Legacy Partners Residential, Inc.

Solely As Agent for Owner	___________________________________________________
Resident - «Resident2»

___________________________________________	___________________________________________________

Agent	Resident - «Resident3»
Legacy Partners Residential, Inc.

Solely As Agent for Owner	___________________________________________________
Resident - «Resident4»

______________________
Date

Revised 1/2015

ADDENDUM W - NO SMOKING

This is an Addendum to the Lease dated «LeaseDate» (the “Lease”), by and between Legacy Partners Residential, Inc., Agent (hereinafter “Agent”) for the Owner of the Apartment Community known as «CommunityName», and «Resident1», «Resident2», «Resident3», and «Resident4» (collectively hereinafter “Resident”), for the premises known as «Address», «AptNumber» * «CityZip», County of «County», State of Illinois (“Premises”).

1.  Smoking Prohibited. Resident understands that smoking on Community property is prohibited unless specifically designated. Resident shall not smoke anywhere at any time inside the Premises or any outside portion of the Premises (garages, patios and balconies), inside any Community building, or at any Community amenity or facility, or anywhere on Community property.  Smoking means the use of any product or any form of any product, especially including but not limited to tobacco, that burns, is lighted, ignited, is in a state of combustion, or that generates smoke.  This includes electronic devices that are smoked, such as e-cigarettes, electronic cigarettes, and vapor pens. In accordance with Resident’s Lease, Resident is at all times responsible for the conduct of Resident’s occupants, guests, invitees and all others who are present on or in any portion of the Community due to or because of Resident (“Other Persons”). Resident agrees to inform all Other Persons that the Community is non-smoking, that they are prohibited from smoking, and that a violation by any Other Persons of this Addendum is a violation by Resident.

2.    Smoking Outside.  If applicable, Resident shall only smoke outside in designated or otherwise approved areas as marked with posted signs, and in accordance with state law.  Resident agrees that Agent may, without notice or cause, change any designated outside smoking area. Agent does not promise or guarantee, and has no obligation to provide a designated outside smoking area.

3.    Resident’s Liability for Smoking Related Costs, Expenses, and Damage.  Resident is liable to Agent, and shall pay Agent for any costs, expenses, or damages caused by Resident’s or Other Persons’ smoking or violation of this Addendum.  Resident agrees that such costs, expenses, or damages, include, but are not limited to, repair, repainting, replacement, cleaning, caused by smoking.  Resident agrees that Resident is liable to and shall pay Agent for any lost rental income or other economic and financial damages caused by Resident’s or Other Persons’ smoking, including damages resulting from other residents vacating their apartments, the breach of other residents' quiet enjoyment, or adverse effects to other residents' health, safety, or welfare.  Smoking related costs, expenses and damage are not considered normal wear and tear as defined by Illinois statute.

4.    Disclaimer of Smoke Free Environment.  Agent cannot and does not guarantee a smoke free environment.  Resident may smell or otherwise experience smoke in the Premises or common areas during the term of the Lease. Resident agrees to cooperate and to otherwise assist Agent by reporting violations, and assist in the prosecution of violations, including testifying in court if necessary.

5.    Resident shall not grow or manufacture any substance or material used for smoking, including, but not limited to tobacco and marijuana and hashish.

6.    Resident shall not allow others in the complex to be disturbed or annoyed by smoking by Resident, Occupants guests, invitees or Other Persons.

7.    To the extent of any conflict between the terms of the Lease and this Addendum, the terms of this Addendum shall control.

______________________________________________	_____________________________________________________

Community Manager	Resident - «Resident1»
Legacy Partners Residential, Inc.

Solely As Agent for Owner	_____________________________________________________
Resident - «Resident2»

_____________________________________________________
Resident - «Resident3»
_____________________________________________

Agent	_____________________________________________________

Legacy Partners Residential, Inc.	Resident - «Resident4»
Solely As Agent for Owner

Date ______________________

Revised 1/2015

ADDENDUM X - PARKING PERMIT

This is an Addendum to the Lease dated «LeaseDate» (the “Lease”), by and between Legacy Partners Residential, Inc., Agent (hereinafter “Agent”) for the Owner of the Apartment Community known as «CommunityName», and «Resident1», «Resident2», «Resident3», and «Resident4», (collectively hereinafter “Resident”), for the premises known as «Address», «AptNumber» * «CityZip» * , County of «County», State of Illinois (“Premises”).

1.
Acknowledgment concerning Parking Permit Requirements. Resident agrees to abide by all parking guidelines and requirements set forth in the “Parking” paragraph of the Apartment Lease Contract, the Community Policies Addendum, and this Addendum.

•    Resident understands and agrees that Parking Permit(s) must be visibly placed:
Check one
____On the windshield near the registration and inspection stickers
____Rearview Mirror
____Passenger Window
____Other _________________________________________________

• Resident understands and agrees to bring in the old parking sticker and request a new one in the event that a different vehicle is purchased or obtained.
• Resident understands and agrees that Parking Sticker(s) cannot be given to a different person/vehicle that is not described below.
• Resident understands and agrees that semi trucks, trailers, or boats may not be parked on the property without written consent from management.
• Resident understands and agrees that Parking Sticker(s) must be removed from the vehicle(s) and returned to management at the time of move out to avoid a <<$ParkingStickerFee>> fee.
•    Resident understands and agrees that in the event a vehicle is removed from the property, the owner of the vehicle will be responsible. Management will not assist financially in retrieval of the vehicle.

2.	Additional Requirements. Resident must inform all of Resident’s visitors of the parking rules and instruct them on where they can park.

3.
Penalties for Non-Compliance. If any of the items outline in paragraph 2 of this addendum are not met at any time during the initial term or any extensions of Resident’s Lease, Resident will be in breach of your lease and liable for a <<$ParkingNon-ComplianceFee>> non-compliance fee and subject to eviction.

4.	Vehicle and Parking Sticker Information. Based on parking space availability and property policy, this property may or may not provide multiple Parking Stickers.

Vehicle No. 1
Year ________ Make ___________________ Model __________________ Color ________________
Plate # _________________ Permit # _______________________ Date Issued ____/____/________

Vehicle No. 2
Year ________ Make ___________________ Model __________________ Color ________________
Plate # _________________ Permit # _______________________ Date Issued ____/____/________

Vehicle No. 3
Year ________ Make ___________________ Model __________________ Color ________________
Plate # _________________ Permit # _______________________ Date Issued ____/____/________

Vehicle No. 4
Year ________ Make ___________________ Model __________________ Color ________________
Plate # _________________ Permit # _______________________ Date Issued ____/____/________

5.	Vehicle Removal. *In the event Resident’s or Resident’s guest’s vehicle is removed, Resident may contact the towing company at the following:
Company Name ________________________________________

Revised 1/2015

Phone Number _________________________________________
Address _______________________________________________

*Please contact the management office to make sure that the towing company information has not changed.

6.	Special Provisions.
____________________________________________________________________________________________________________________________________________________________________________________________________________________________________

Resident Name/Date
Resident Name/Date
Resident Name/Date
Resident Name/Date
Resident Name/Date
Community Director/Date

Revised 1/2015

ADDENDUM Y - INTRUSION ALARM

This is an Addendum to the Lease dated «LeaseDate» (the “Lease”), by and between Legacy Partners Residential, Inc., Agent (hereinafter “Agent”) for the Owner of the Apartment Community known as «CommunityName», and «Resident1», «Resident2», «Resident3», and «Resident4» (collectively hereinafter “Resident”), for the premises known as «Address», «AptNumber» * «CityZip», County of «County», State of Illinois (“Premises”).

The Premises are equipped with an intrusion alarm. Resident’s use of the alarm system (hereinafter the “System”) is not required by Agent or Owner. If Resident chooses to use the System, Resident must contact an independent alarm company chosen by Resident to activate and maintain the System.

Upon activation of the System, Resident shall immediately provide Agent with Resident’s security code and any special System instructions for lawful entry into the Premises as authorized in the Lease. Resident shall reimburse Agent for expenses Agent incurs in entering the Premises, due to Resident’s failure to provide the System information to Agent.

If the System needs repairs, Resident agrees to promptly notify Agent, and Resident will be responsible for any costs to repair the System.

Resident agrees to follow Agent’s rules and procedures provided to Resident, and will use reasonable care in the operation of the System. Resident will be responsible for any fines due to false alarms.

Agent and Owner make no guarantees or warranties, express or implied, concerning the System. All guarantees and warranties are expressly disclaimed. Crime may occur despite the System. Agent and Owner are not responsible for any malfunction of the System. The System is not a guaranty of Resident’s safety or security. Resident acknowledges that the security of Resident and Resident’s family, occupants, and guests is solely Resident’s responsibility. Agent and Owner are not liable to Resident, Resident’s guests or other occupants for any injury, damage or loss resulting from the System or use of the System.

In the event of an emergency, Resident shall first call 911 or law enforcement authorities or emergency medical services. Agent and Owner are not required to respond to Resident’s alarm, but have the right to enter the Premises and disconnect the System to minimize disturbance to other residents.

Special Provisions: _____________________________________________________

______________________________________________	_____________________________________________________

Community Manager	Resident - «Resident1»
Legacy Partners Residential, Inc.

Solely As Agent for Owner	_____________________________________________________
Resident - «Resident2»

_____________________________________________________
Resident - «Resident3»
_____________________________________________

Agent	_____________________________________________________

Legacy Partners Residential, Inc.	Resident - «Resident4»
Solely As Agent for Owner

Date ______________________

Revised 1/2015

LEASE GUARANTY AGREEMENT

«Resident1», and «Resident2», and «Resident3», and «Resident4» (COLLECTIVELY HEREINAFTER “Residents”) of «CommunityName» located at «Address» apartment # «AptNumber» , «CityZip», «State» .

This guaranty agreement (“GUARANTY”) is executed by the undersigned Guarantor(s) in connection with that certain lease agreement (“LEASE”) dated «LeaseDate» executed by Legacy Partners Residential, Inc., solely as agent for the owner (HEREINAFTER "AGENT"), and «Guarantor1», and «Guarantor2» (COLLECTIVELY HEREINAFTER "Guarantor").

FOR VALUE RECEIVED, and in consideration for, and as an inducement to Agent, to enter into a Lease with Resident, the undersigned, «Guarantor1» and «Guarantor2» (hereinafter “Guarantor”) each a guarantor in their individual capacity, unconditionally guarantees to Agent and Owner, on a joint and several basis, the full and timely payment in full of all sums due under the Lease and complete performance and observance of all of the covenants, conditions, and agreements therein provided to be performed and observed by Resident.
Guarantor further covenants and agrees that this Guaranty shall be and remain in full force and effect as to any modification, whether or not known to or approved by Guarantor and that no subletting, assignment, or other transfer of the Lease, or any interest therein, shall operate to extinguish or diminish the liability of Guarantor hereunder. Guarantor waives each and every notice to which Guarantor might otherwise be entitled under said Lease and expressly consents to any extension of time, leniency, modification, waiver, forbearance, or change which may be made in any of the terms and conditions of said Lease by the parties thereto or by their successors or assigns. No such change, modification, extension or forbearance shall release the undersigned from any liability or obligation hereby incurred or assumed, and the undersigned expressly waives any notice of default in or under any of the terms of said Lease. In the event of any termination of the Lease by Agent on account of default by Resident, Guarantor’s liability hereunder shall not be terminated, but Guarantor shall be and remain liable for all damages, costs, expenses, and other claims which may arise under the Lease. If Guarantor shall directly or indirectly advance any sums to Resident, such sums and indebtedness shall be subordinate in all respects to the amount then and thereafter due and owing by Resident under the Lease.
Wherever reference is made to the liability of Resident in the Lease, such reference shall be deemed likewise to refer to Guarantor, jointly and severally, with Resident. The liability of Guarantor for the obligations of the Lease shall be primary. In any right of action which shall accrue to Agent under the Lease, Agent may, at Agent’s option, proceed against Guarantor and/or Resident, jointly and severally, and may proceed against Guarantor without having demanded performance of, commenced any action against, or having obtained any judgment against Resident. Guarantor hereby waives any obligation on the part of Agent to enforce the terms of the Lease against Resident as condition to Agent’s right to proceed against Guarantor hereunder. Guarantor hereby expressly (i) waives presentment and notice of acceptance of this Guaranty or the Lease and (ii) waives demand for observance or performance of, or enforcement of, any terms or provisions of this Guaranty or the Lease. If this Guaranty is enforced by Agent, Guarantor agrees that Guarantor shall be liable to Agent for all costs of suit including but not limited collections costs and reasonable attorneys’ fees in the event that Agent prevails.
It is further agreed that all of the terms and provisions hereof shall inure to the benefit of the respective heirs, executors, administrators, successors, and assigns of Agent, and shall be binding upon the heirs, executors, administrators, successors, and assigns of Guarantor.
In the event more than one person or entity executes this Guaranty, the liability of such signatories hereunder shall be joint and several and all references to “Guarantor” shall be deemed to refer to each and every such signatory. Furthermore, and not withstanding any provision to the contrary set forth in the Lease or in this Guaranty, release by Agent of any Guarantor will not affect or reduce the obligations of any other Guarantor, who shall remain liable for all obligations of Resident guaranteed hereunder notwithstanding such release and as if such release had not occurred, and each Guarantor specifically waives any right to a reduction in liability that might otherwise be available by reason of such release.
This Guaranty shall be governed by the laws of the State of Illinois and shall be performed in all aspects in the «County» county, of Illinois.

Revised 1/2015

EXECUTED as of the date set forth below.

GUARANTOR(S):

By: _____________________________________________ «Guarantor1»	Home Address:	____________________________________________
____________________________________________
	Phone Number:	____________________________________________
	Social Security #:	____________________________________________

By: _____________________________________________ «Guarantor2»	Home Address:	____________________________________________
____________________________________________
	Phone Number:	____________________________________________
	Social Security #:	____________________________________________
Date: ____________________________

Revised 1/2015

LETTER REGARDING DISCLOSURE OF INFORMATION

Lease Date: «LeaseDate»

Dear Resident(s):	«Resident1»

«Resident2»

«Resident3»

«Resident4»

We recognize our responsibility to keep information about you secure and confidential and doing so is a top priority for us. In the event we are requested to disclose nonpublic personal information about you, we will only do so in the following specific situations and with the consent of the consumer, resident, or previous resident:

To consumer reporting agencies according to the Fair Credit Reporting Act or from a consumer report reported by a consumer reporting agency;

To protect the confidentiality or security of records pertaining to the consumer, service, product, or transaction; or

To comply with federal, state, or local laws, rules, and other applicable legal requirements.

Please be advised that pursuant to our company policy, we are not authorized to provide any nonpublic personal information about a current or previous resident verbally (i.e. via the telephone). We will only respond to written requests for information, and all such requests must be accompanied by a signed authorization form executed by the current or previous resident of the community, which specifically provides for release of information about the current or previous resident. If available, all information requested will be provided in written form from the property to the requesting party.

This policy is strictly enforced to protect your privacy. If you have any questions regarding this matter, please feel free to contact the business office.

Thank you.

Sincerely,

«CommunityName»

Revised 1/2015

PHOTO RELEASE

I authorize <<CommunityName>> (“Community”) and Legacy Partners Residential, Inc., as agent for the Owner (“Agent”) and their assigns, to use and publish photographs of me and/or my likeness, or in which I may be included, for trade, advertising, and any other purpose and in any manner and medium; and to alter and composite the same without restriction and without my inspection or approval. I hereby release the Community, Agent, their assigns and employees from all claims and liability relating to said photographs.

_____ (Initial if permitted) This photo release shall also apply to any minors in my household of whom I am the parent or legal guardian.

Signature: ____________________________
Print Name:        ___________________
Date: _______________

Signature: ____________________________
Print Name: ___________________________
Date: _______________

Revised 1/2015

FILE AUDIT CHECKLIST

«CommunityName»    Apt. #:    «AptNumber»     Contract #: _____________

Residents:    «Resident1», «Resident2», «Resident3», «Resident4»

Move-In date:    «StartMonth» «StartDay», «StartYear»

How many Gate Cards/Remotes:    «HowManyGateCards» Serial #(s):___________________

How many Access Cards/Remotes:    «HowManyAccessCards» Serial #(s):_________________

Emergency Contact:    __________________________________    Phone: _________________

Leasing Consultant:     __________________________________

Initials
1.	New Lease File Made
2.	Lease Term Subtracted (board)
3.	Collected Pay Stubs (L)
4.	Application / Credit Signed
5.	1st American Credit Approval
6.	1st American Criminal Approval
7.	Prorate Sheet (L)
8.	Welcome Letter (L)
9.	New Lease Typed
10.	Profile Demographics Entered
11.	Comptrol # Entered in Yardi
12.	Concession / Options Entered
13.	Pre-Manager Approval
14.	Keys Cut
15.	Apartment Walked (by leasing)
16.	New Lease Signed
17.	Copy of Deposit Check in File
18.	Excel Account # Verified
19.	Remote(s) Programmed
20.	Name Entered in Gate
21.	Money Entered

Revised 1/2015

22.	Moved into Yardi
23.	Final Manager Approval
24.	Agency Disclosure to Resident
25.	Term Sheet
26.	Guest Card in File
27.	Proof of Renter’s Insurance in File

Revised 1/2015

LEGACY PARTNERS APPLICATION FOR RESIDENCY
Each co-applicant must submit a separate application

Date ______________________            Community: ________________________                 Rental Amount__________________
Leasing Consultant _________________________         Move-In Date ________________                Apt. No.___________________

Applicant’s Name ____________________________________________________________    Date of Birth _______________________SS#____________________________
First    Middle     Maiden    Last

Driver’s License No. _____________________State ____________ Email Address ___________________________________________________________________

Spouse’s Name: _________________________________________________________    Date of Birth: ______________________    SS#: _______________________________
First        Middle      Maiden    Last

Driver’s License No. ____________________    State: ___________ Email Address ________________________________________________________________
Other Occupants:

___________________________________________________________________        _____________________________________________________________________
Name            Date of Birth        SS#        Name     Date of Birth        SS#

___________________________________________________________________     _____________________________________________________________________
Name             Date of Birth        SS#        Name             Date of Birth        SS#

RESIDENT HISTORY

Present Address ______________________________ ____________________________________________________________________________________________________
Street            Apt. #        City        State     Zip        Phone
To/From ___________________________
Monthly Payment $ __________________        Reason for Moving _____________________________________________________________________________________

Previous Address_______________________________________________________________________________________________________________________________________
        Street            Apt. #        City        State        Zip

Monthly Payment $ _________________        Reason for Moving _____________________________________________________________________________________

Have you or spouse ever been: Evicted from any leased premises? ________________         Broken a rental agreement or lease contract? ____________

Are you or anyone else that will occupy the premises currently charged or have been convicted, pleaded guilty or nolo contendere (no contest), received a deferred sentence or deferred prosecution of any felony, or felony/misdemeanor sex offense within the past 10 years? ___________ If so for what?____________________________________________________

PROOF OF INCOME REQUIRED - PAYCHECK STUB, EMPLOYMENT OFFER LETTER, or TAX RETURN.

EMPLOYMENT

Present Employer ___________________________________________________________________________________________Position _____________________

Business Address __________________________________________________________________________________________     Phone # _____________________
Street            City        State            Zip
Supervisor _______________________________________________________    Employed Since _________________    Gross Monthly Salary __________________

Additional Monthly Income (If Any) _______________________________________ Source _____________________________________________________________

Spouse’s Employer _____________________________________________________________________________    Position ____________________________________

Business Address _______________________________________________________________________________________    Phone # _________________________
Street        City        State            Zip
Supervisor _________________________________________________    Employed Since _________________    Gross Monthly Salary _________________________

Additional Monthly Income (If Any) $ ________________________________________    Source _____________________________________________

VEHICLE

Year and Make ________________________    Color ___________    License # & State _______________    Registered To _________________

Year and Make _________________________    Color ____________    License # & State ________________    Registered To _________________

Description and License # of any Boat, Motorcycle, Camper, Van, etc., you may own: ______________________________________________________

PETS:

Do you own any pets? _________    How many? __________    Type __________    Weight __________ Age ___________Color ___________ Name (s) ________________

EMERGENCY CONTACT

Name ________________________________________________________________________    Relationship __________________________________

Address _____________________________________________________________________________    Phone # ____________________________
Street        City        State            Zip

How Did You Hear About Us?___________________________________________________________________________________________________

I/We understand the application fee is a non-refundable payment for a credit check and processing charge of this application and such sum is not a rental payment or security deposit. This amount will be retained by Agent to cover the cost of processing application as furnished by the applicant; any false information will constitute grounds for rejection of application. THE RENTAL AGREEMENT WILL NOT BECOME EFFECTIVE UNTIL THIS APPLICATION IS APPROVED BY AGENT.

Non-refundable fee(s); Application $ ____________________________________        Administrative $______________________________________

I/We hereby pay a $ _______________________ holding fee with Agent. The holding fee will be refunded within 7 working days if the application is denied or if the applicant withdraws the application in writing within 72 hours of the date of the signed application. X__________ If the application is accepted and Applicant moves in, Agent will apply the holding fee to the TOTAL AMOUNT DUE AT MOVE-IN. If the application is accepted and applicant fails to occupy the premises (regardless of whether Applicant executes a lease), Applicant agrees that Agent will retain the holding fee as liquidated damages for holding the apartment off the market. I/We warrant(s) and represent(s) the information provided on this application to be true and correct. I/We authorize Legacy Partners or its Agent to make such investigation into my/our credit, employment, rental and criminal history as they may deem appropriate, and release all parties from liability for any damage that may result from furnishing such information to Agent. I/We understand any applicant convicted of a felony, drug-related crime, violent crime, or sexual offense will be automatically denied. Legacy Partners uses commercially reasonable practices to review each applicant’s identifying information against sex offender registries available to the general public. Under federal and state law, not all registrant information may be disclosed in this manner. Additionally, this is not a guarantee that all sex offenders are appropriately registered and, if registered, are appropriately identified. Prospects and residents are encouraged to review registration information available to them from local registration authorities.

__________________________________________________________________    ____________________________________________________________________________
Applicant’s Signature                Date          Agent’s Signature                        Date

__________________________________________________________________
Applicant’s Signature                Date

Revised 1/2015

9.06. Property Manager Not to Pledge Owner's Credit		23
9.07. Representations and Warranties		23
ARTICLE 10.	TERMINATION	23
10.01. Termination by Owner Without Cause		23
10.02. Termination by Owner for Cause		23
10.03. Termination by Property Manager		24
10.04. Orderly Transition		24
10.05. Rights Which Survive Termination or Expiration		25
ARTICLE 11.	MISCELLANEOUS	25
11.01. Governing Law		25
11.02. Table of Contents and Headings		25
11.03. Entire Agreement		25
11.04. Successors and Assigns		25
11.05. Waiver		25
11.07. Time		26
11.08. Attorneys’ Fees		26
11.09. Further Acts		26
11.10. No Advertising		26
11.11. Signs		26
11.12. Owner Exculpatory Clause; Waivers of Jury Trial and Punitive Damages		26
11.14. Notices		27
11.15. Counterparts		27

EXHIBITS:

A -	LEGAL DESCRIPTION
B -	RENTAL GUIDELINES
C -	STANDARD RESIDENTIAL LEASE FORM